UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

1111 Polaris Parkway

Columbus, Ohio 43271-0211

(Address of principal executive offices) (Zip code)

John Fitzgerald

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2007 through December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT DECEMBER 31, 2007

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Balanced Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	12
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	23
Trustees	24
Officers	26
Schedule of Shareholder Expenses	27
Board Approval of Investment Advisory Agreement	28
Tax Letter	31

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 14, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Insurance Trust Balanced Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the 12 months ended December 31, 2007, along with a report from the portfolio managers.

“Initial equity market optimism that followed the Fed’s 50-basis-point rate cut in September gave way to renewed risk aversion in the fourth quarter, as it became increasingly clear that more credit-related difficulties lay ahead.”

In a year marked by mounting volatility, disarray in the credit and sub-prime mortgage markets, and decelerating economic growth, the bond market outperformed the U.S. stock market. Bonds, as measured by the Lehman Brothers U.S. Aggregate Bond Index, returned 6.97% for the one-year period, while stocks, as measured by the S&P 500 Index, returned 5.49%.

Challenges mount as year progresses

U.S. stocks encountered several roadblocks during 2007, but none were as significant as the weak housing market coupled with the sub-prime mortgage market meltdown and ensuing credit crisis. This triple threat gathered momentum in the second half of 2007, creating a high degree of market volatility for investors attempting to determine the identity of the holders of risky U.S. mortgage debt and gauge the extent of their losses.

Stocks rebounded in late August and September, as investors distanced themselves from the credit market’s woes and reaffirmed their confidence in the stock market’s longer-term fundamentals. In addition, a much-anticipated — and larger-than-expected — Federal Reserve (Fed) rate cut helped to inspire investors.

Nevertheless, the initial equity market optimism that followed the Fed’s 50-basis-point (bp) rate cut in September gave way to renewed risk aversion in the fourth quarter, as it became increasingly clear that more credit-related difficulties lay ahead. Volatility resurfaced in October, as poor earnings and weak economic data reignited fears about the repercussions of the summer’s credit crisis. Furthermore, several companies revealed large financial losses from sub-prime debt exposure. Additional Fed rate cuts in October and December of 25 bps each generated little enthusiasm among investors who hoped for more aggressive Fed rate cuts.

Investors flee to Treasury market

The major dislocations that occurred in the commercial paper market eventually expanded to most sectors of the fixed income markets. Although the spreads of sectors and companies most directly involved in mortgage-related activities and housing saw the widest swings, almost every part of the market experienced volatility.

As the year progressed and the crisis widened, the government segments of the fixed-income market provided a “safer haven” for investors than the volatile stock and credit markets. In particular, investors preferred the high quality of U.S. Treasury securities, which advanced 9.01% for the year, as measured by the Lehman Brothers U.S. Treasury Index. Treasury securities were the top performers in the fixed-income market, while high-yield bonds were the worst, reflecting the scaling back in risk that occurred among investors throughout the year.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Balanced Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 12/31/2007	$72,709,861
Primary Benchmarks	S&P 500 Index, Lehman Brothers U.S. Aggregate Bond Index*

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Balanced Portfolio, which seeks to provide total return while preserving capital,** returned 6.13%*** (Class 1 Shares) for the 12 months ended December 31, 2007. Because the Portfolio invests in both equity and fixed income securities, the Portfolio’s performance is compared to both broad-based equity and fixed income benchmarks. The Portfolio’s equity benchmark, the S&P 500 Index, returned 5.49%, while the Portfolio’s fixed income benchmark, the Lehman Brothers U.S. Aggregate Bond Index, returned 6.97%. The Portfolio’s customized benchmark returned 6.22%. The customized benchmark is a blend of equity and fixed income benchmarks that correspond to the Portfolio’s model allocation, consisting of 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Bond Index.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	While the Portfolio underperformed its custom benchmark, it outperformed its equity benchmark, the S&P 500 Index, which returned 5.49% for the period. Equity performance was helped by stock selection in the media, telecommunications and systems hardware sectors, while insurance, capital markets and retail detracted. Specific contributors to performance included recently acquired Canadian aluminum producer Alcan Inc., the pharmaceutical company Merck & Co., Inc. and Internet firm Google, Inc. Detracting from performance were bond insurers Ambac Financial Group, Inc. and MBIA Inc. as well as pharmaceutical company Sepracor Inc.

The Portfolio underperformed its fixed income benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which returned 6.97% for the period. The portfolio management team continued to employ the same strategy since the Portfolio’s inception, which included holding an overweight position in mortgage-backed securities, specifically well-structured collateralized mortgage obligations. The team maintained an underweight position in the corporate and agency sectors.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio invests in a combination of equity, fixed income and money market instruments. At December 31, 2007, the Portfolio was neutral to the benchmark in its allocation to equities compared to fixed income. Within equity, high-quality names were given the largest portfolio weighting, a strategy which worked well. In fixed income, the Portfolio continued its bias toward strong credit-quality names, helping to minimize individual security exposure. In addition, an emphasis on individual security analysis rather than large macro bets provided for low portfolio turnover.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****

1.	JPMorgan International Opportunities Fund, Institutional Class	7.0%
2.	JPMorgan Small Cap Equity Fund, Select Class	3.8
3.	JPMorgan International Equity Fund, Select Class	3.2
4.	JPMorgan Emerging Markets Equity Fund, Institutional Class	2.0
5.	Exxon Mobil Corp.	1.8
6.	Microsoft Corp.	1.5
7.	Procter & Gamble Co.	1.2
8.	AT&T, Inc.	1.1
9.	Merck & Co., Inc.	1.1
10.	General Electric Co.	1.0

PORTFOLIO COMPOSITION BY SECTOR****

Collateralized Mortgage Obligations	17.5%
Investment Companies	16.1
Financials	11.7
Information Technology	9.2
Energy	6.3
Health Care	6.1
Industrials	5.9
Consumer Staples	5.3
Consumer Discretionary	4.2
U.S. Treasury Obligations	4.1
Utilities	2.7
Telecommunication Services	2.5
Materials	2.0
Mortgage Pass-Through Securities	2.0
Asset-Backed Securities	1.0
Other (less than 1.0%)	0.8
Short-Term Investment	2.6

*	Effective May 1, 2007, the Portfolio’s fixed income benchmark changed from the Lehman Brothers Intermediate Government/Credit Bond Index to the Lehman Brothers U.S. Aggregate Bond Index.

**	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

***	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
BALANCED PORTFOLIO	8/01/94	6.13%	8.39%	5.25%

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Balanced Portfolio, S&P 500 Index, Lehman Brothers U.S. Aggregate Bond Index, Lehman Brothers Intermediate Government/Credit Bond Index, Portfolio Benchmark, Lipper Variable Underlying Funds Balanced Funds Index and the Lipper Balanced Funds Index from December 31, 1997 to December 31, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index, Lehman Brothers U.S. Aggregate Bond Index, Lehman Brothers Intermediate Government/Credit Bond Index and the Portfolio Benchmark does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Balanced Funds Index and the Lipper Balanced Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and represents a mix of maturities. It is a replica (or model) of the U.S. government bond, mortgage-backed securities and corporate bond markets. The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index comprised of U.S. government agency and Treasury securities and investment grade corporate bonds. The fixed income benchmark for the Portfolio has changed from the Lehman Brothers Intermediate Government/Credit Bond Index to the Lehman Brothers U.S. Aggregate Bond Index in order to better represent the revised investment policies of the Portfolio. The Portfolio Benchmark is a composite benchmark of unmanaged indices that corresponds to the Portfolio’s model allocation and that consists of the S&P 500 Index (60%) and Lehman Brothers U.S. Aggregate Bond Index (40%). The Lipper Variable Underlying Funds Balanced Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper Inc. The Lipper Balanced Funds Index, the Portfolio’s former secondary index, represents the total returns of similarly managed mutual funds. The Portfolio has changed to the Lipper Variable Underlying Funds Balanced Funds Index because it is a closer comparison to the Portfolio. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.4%
	Common Stocks — 50.5%
	Aerospace & Defense — 1.9%
2,700	Boeing Co.	236,142
200	General Dynamics Corp.	17,798
2,608	Goodrich Corp.	184,151
3,900	Northrop Grumman Corp.	306,696
8,331	United Technologies Corp.	637,655
		1,382,442
	Air Freight & Logistics — 0.1%
500	United Parcel Service, Inc., Class B	35,360
	Auto Components — 0.5%
9,246	Johnson Controls, Inc.	333,226
	Automobiles — 0.0% (g)
500	Harley-Davidson, Inc.	23,355
	Beverages — 0.3%
3,623	Coca-Cola Co. (The)	222,343
	Biotechnology — 1.0%
5,846	Amgen, Inc. (a)	271,488
5,334	Celgene Corp. (a)	246,484
3,802	Gilead Sciences, Inc. (a)	174,930
		692,902
	Capital Markets — 1.8%
1,000	Bank of New York Mellon Corp. (The)	48,760
700	Goldman Sachs Group, Inc. (The)	150,535
3,327	Lehman Brothers Holdings, Inc.	217,719
1,500	Merrill Lynch & Co., Inc.	80,520
6,371	Morgan Stanley	338,364
3,858	State Street Corp.	313,269
9,436	TD AMERITRADE Holding Corp. (a)	189,286
		1,338,453
	Chemicals — 1.2%
200	Air Products & Chemicals, Inc.	19,726
5,800	Dow Chemical Co. (The)	228,636
300	EI Du Pont de Nemours & Co.	13,227
1,421	PPG Industries, Inc.	99,797
900	Praxair, Inc.	79,839
7,419	Rohm & Haas Co.	393,726
		834,951
	Commercial Banks — 1.7%
600	Colonial BancGroup, Inc. (The) (c)	8,124
400	Comerica, Inc.	17,412
6,943	Huntington Bancshares, Inc. (c)	102,479
7,500	Regions Financial Corp.	177,375
200	SunTrust Banks, Inc.	12,498
6,244	TCF Financial Corp.	111,955
10,871	U.S. Bancorp	345,045
1,900	Wachovia Corp.	72,257
10,039	Wells Fargo & Co.	303,077
1,188	Zions Bancorp (c)	55,468
		1,205,690
	Communications Equipment — 1.8%
22,483	Cisco Systems, Inc. (a)	608,615
12,219	Corning, Inc.	293,134
1,700	Juniper Networks, Inc. (a)	56,440
8,969	QUALCOMM, Inc.	352,930
1,700	Tellabs, Inc. (a)	11,118
		1,322,237
	Computers & Peripherals — 2.4%
2,738	Apple, Inc. (a)	542,343
2,400	EMC Corp. (a)	44,472
10,204	Hewlett-Packard Co.	515,098
5,354	International Business Machines Corp.	578,767
1,500	SanDisk Corp. (a)	49,755
		1,730,435
	Consumer Finance — 0.3%
1,500	American Express Co.	78,030
2,561	Capital One Financial Corp.	121,033
		199,063
	Diversified Financial Services — 2.3%
17,953	Bank of America Corp.	740,741
5,871	CIT Group, Inc.	141,080
18,505	Citigroup, Inc.	544,787
385	CME Group, Inc.	264,110
		1,690,718
	Diversified Telecommunication Services — 1.9%
19,149	AT&T, Inc.	795,833
14,018	Verizon Communications, Inc.	612,446
		1,408,279
	Electric Utilities — 1.5%
5,728	American Electric Power Co., Inc.	266,696
8,036	Edison International	428,881

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — Continued
2,942	FirstEnergy Corp.	212,824
300	FPL Group, Inc.	20,334
2,500	Northeast Utilities	78,275
6,700	Sierra Pacific Resources	113,766
		1,120,776
	Electronic Equipment & Instruments — 0.3%
5,628	Tyco Electronics Ltd. (Bermuda)	208,968
	Energy Equipment & Services — 1.0%
400	Baker Hughes, Inc.	32,440
1,500	BJ Services Co.	36,390
700	Halliburton Co.	26,537
1,882	Nabors Industries Ltd. (Bermuda) (a)	51,548
1,200	Patterson-UTI Energy, Inc.	23,424
5,478	Schlumberger Ltd.	538,871
200	Weatherford International Ltd. (a)	13,720
		722,930
	Food & Staples Retailing — 1.3%
7,007	CVS Caremark Corp.	278,528
9,806	Safeway, Inc.	335,463
1,300	SUPERVALU, Inc.	48,776
5,451	SYSCO Corp.	170,126
3,066	Wal-Mart Stores, Inc.	145,727
		978,620
	Food Products — 1.2%
3,000	Campbell Soup Co.	107,190
5,100	General Mills, Inc.	290,700
2,900	Kellogg Co.	152,047
9,309	Kraft Foods, Inc., Class A	303,753
		853,690
	Health Care Equipment & Supplies — 0.5%
1,700	Baxter International, Inc.	98,685
1,800	Covidien Ltd. (Bermuda)	79,722
1,429	CR Bard, Inc.	135,469
854	Medtronic, Inc.	42,931
200	Zimmer Holdings, Inc. (a)	13,230
		370,037
	Health Care Providers & Services — 1.2%
5,696	Aetna, Inc.	328,830
1,900	Cigna Corp.	102,087
1,984	McKesson Corp.	129,972
700	UnitedHealth Group, Inc.	40,740
3,039	WellPoint, Inc. (a)	266,611
		868,240
	Hotels, Restaurants & Leisure — 0.7%
1,300	Carnival Corp.	57,837
2,217	International Game Technology	97,393
900	McDonald’s Corp.	53,019
2,511	Royal Caribbean Cruises Ltd. (c)	106,567
4,008	Starwood Hotels & Resorts Worldwide, Inc.	176,472
1,900	Wyndham Worldwide Corp.	44,764
		536,052
	Household Durables — 0.1%
4,205	Toll Brothers, Inc. (a) (c)	84,352
	Household Products — 1.3%
1,033	Colgate-Palmolive Co.	80,533
11,401	Procter & Gamble Co.	837,061
		917,594
	Industrial Conglomerates — 1.3%
1,921	3M Co.	161,979
20,567	General Electric Co.	762,418
300	Textron, Inc.	21,390
		945,787
	Insurance — 2.1%
3,728	Aflac, Inc.	233,485
4,073	AMBAC Financial Group, Inc. (c)	104,961
3,267	American International Group, Inc.	190,466
200	Assurant, Inc. (c)	13,380
3,500	Axis Capital Holdings Ltd. (Bermuda)	136,395
300	Chubb Corp.	16,374
3,100	Genworth Financial, Inc.	78,895
2,166	Hartford Financial Services Group, Inc.	188,853
500	Lincoln National Corp.	29,110
3,955	MBIA, Inc. (c)	73,682
2,300	MetLife, Inc.	141,726
2,360	Protective Life Corp.	96,807
1,882	RenaissanceRe Holdings Ltd. (Bermuda)	113,372
1,200	Travelers Cos., Inc. (The)	64,560
1,900	Unum Group	45,201
200	XL Capital Ltd., Class A (Bermuda)	10,062
		1,537,329

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet Software & Services — 1.6%
5,700	eBay, Inc. (a)	189,183
994	Google, Inc., Class A (a)	687,331
11,606	Yahoo!, Inc. (a)	269,956
		1,146,470
	IT Services — 0.3%
2,184	Affiliated Computer Services, Inc., Class A (a)	98,498
1,814	Cognizant Technology Solutions Corp., Class A (a)	61,567
2,654	Genpact Ltd. (Bermuda) (a) (c)	40,421
992	Infosys Technologies Ltd. ADR (India) (c)	44,997
		245,483
	Machinery — 1.4%
4,084	Caterpillar, Inc.	296,335
2,498	Danaher Corp. (c)	219,175
4,981	Dover Corp.	229,574
1,200	Eaton Corp.	116,340
1,300	Illinois Tool Works, Inc.	69,602
1,000	Ingersoll-Rand Co., Ltd., Class A (Bermuda)	46,470
200	Paccar, Inc.	10,896
		988,392
	Media — 0.8%
2,344	Comcast Corp., Class A (a)	42,802
17,327	News Corp., Class A	355,030
6,600	Walt Disney Co. (The)	213,048
		610,880
	Metals & Mining — 0.4%
200	Freeport-McMoRan Copper & Gold, Inc.	20,488
1,975	United States Steel Corp.	238,797
		259,285
	Multi-Utilities — 0.5%
11,533	CMS Energy Corp.	200,444
600	SCANA Corp.	25,290
5,200	Xcel Energy, Inc.	117,364
		343,098
	Multiline Retail — 0.3%
1,900	Family Dollar Stores, Inc. (c)	36,537
2,927	Kohl’s Corp. (a)	134,057
1,152	Target Corp.	57,600
		228,194
	Oil, Gas & Consumable Fuels — 5.3%
900	Apache Corp.	96,786
3,329	Chevron Corp.	310,696
5,865	ConocoPhillips	517,879
2,763	Devon Energy Corp.	245,658
13,852	Exxon Mobil Corp.	1,297,794
300	Hess Corp.	30,258
6,008	Marathon Oil Corp.	365,647
6,134	Occidental Petroleum Corp.	472,257
3,406	Sunoco, Inc.	246,731
100	Valero Energy Corp.	7,003
5,412	XTO Energy, Inc.	277,960
		3,868,669
	Paper & Forest Products — 0.3%
28,582	Domtar Corp. (Canada) (a)	219,796
100	International Paper Co.	3,238
		223,034
	Personal Products — 0.1%
1,100	Estee Lauder Cos., Inc. (The), Class A	47,971
	Pharmaceuticals — 3.4%
9,728	Abbott Laboratories	546,227
100	Eli Lilly & Co.	5,339
2,000	Johnson & Johnson	133,400
13,316	Merck & Co., Inc.	773,793
10,400	Pfizer, Inc.	236,392
19,328	Schering-Plough Corp.	514,898
2,000	Sepracor, Inc. (a)	52,500
4,600	Wyeth	203,274
		2,465,823
	Real Estate Investment Trusts (REITs) — 0.6%
1,131	Alexandria Real Estate Equities, Inc. (c)	114,989
1,200	Apartment Investment & Management Co. (c)	41,676
800	Duke Realty Corp.	20,864
3,900	Hospitality Properties Trust	125,658
1,100	Host Hotels & Resorts, Inc.	18,744
1,100	ProLogis	69,718
200	Public Storage	14,682
1,300	UDR, Inc. (c)	25,805
		432,136
	Road & Rail — 0.8%
1,620	Burlington Northern Santa Fe Corp.	134,833
8,664	Norfolk Southern Corp.	437,012
100	Union Pacific Corp.	12,562
		584,407

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Semiconductors & Semiconductor Equipment — 1.1%
2,800	Altera Corp.	54,096
3,778	Broadcom Corp., Class A (a)	98,757
1,700	Intel Corp.	45,322
400	Linear Technology Corp.	12,732
1,800	LSI Corp. (a)	9,558
900	National Semiconductor Corp.	20,376
826	Tessera Technologies, Inc. (a) (c)	34,362
3,700	Texas Instruments, Inc.	123,580
17,891	Xilinx, Inc.	391,276
		790,059
	Software — 1.7%
31,401	Microsoft Corp.	1,117,875
4,789	Oracle Corp. (a)	108,136
		1,226,011
	Specialty Retail — 0.7%
1,272	Abercrombie & Fitch Co.	101,722
2,826	Advance Auto Parts, Inc.	107,359
4,057	CarMax, Inc. (a) (c)	80,126
800	Dick’s Sporting Goods, Inc. (a) (c)	22,208
1,000	Home Depot, Inc.	26,940
200	Office Depot, Inc. (a)	2,782
8,426	Staples, Inc.	194,388
		535,525
	Textiles, Apparel & Luxury Goods — 0.4%
3,655	Coach, Inc. (a)	111,770
2,700	Nike, Inc., Class B	173,448
474	Polo Ralph Lauren Corp.	29,288
		314,506
	Thrifts & Mortgage Finance — 0.1%
3,100	Countrywide Financial Corp. (c)	27,714
200	Fannie Mae	7,996
100	Freddie Mac	3,407
400	MGIC Investment Corp. (c)	8,972
1,500	Sovereign Bancorp, Inc. (c)	17,100
1,100	Washington Mutual, Inc. (c)	14,971
		80,160
	Tobacco — 1.0%
9,966	Altria Group, Inc.	753,230
	Wireless Telecommunication Services — 0.0% (g)
2,400	Sprint Nextel Corp.	31,512
	Total Common Stocks (Cost $34,232,276)	36,738,674

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Asset-Backed Securities — 1.0%
100,000	American Express Credit Account Master Trust, Series 2004-3, Class A, 4.35%, 12/15/11	100,223
	Capital One Multi-Asset Execution Trust,
25,000	Series 2003-B5, Class B5, 4.79%, 08/15/13	24,902
100,000	Series 2005-A2, Class A2, 4.05%, 02/15/11	99,802
75,000	Capital One Prime Auto Receivables Trust, Series 2006-2, Class A3, 4.98%, 09/15/10	75,147
7,904	Carmax Auto Owner Trust, Series 2005-1, Class A3, 4.13%, 05/15/09	7,903
24,224	CNH Equipment Trust, Series 2003-B, Class A4B, 3.38%, 02/15/11	24,215
55,242	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.51%, 08/25/32	55,024
260,000	Ford Credit Auto Owner Trust, Series 2006-B, Class A4, 5.25%, 09/15/11	263,035
100,000	Household Automotive Trust, Series 2005-1, Class A4, 4.35%, 06/18/12	99,560
	Total Asset-Backed Securities (Cost $746,003)	749,811
	Commercial Mortgage-Backed Securities — 0.3%
180,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.18%, 09/10/47	179,756
30,000	TIAA Seasoned Commercial Mortgage Trust (Cayman Islands), Series 2007-C4, Class A3, VAR, 6.10%, 08/15/39	30,895
	Total Commercial Mortgage-Backed Securities (Cost $210,621)	210,651
	Collateralized Mortgage Obligations — 17.5%
	Agency CMO — 16.5%
	Federal Home Loan Mortgage Corp. REMICS,
18,176	Series 85, Class C, 8.60%, 01/15/21	19,295
92,492	Series 168, Class G, 6.50%, 07/15/21	92,259
10,090	Series 189, Class D, 6.50%, 10/15/21	10,045
19,381	Series 1047, Class H, 6.00%, 02/15/21	19,350
10,715	Series 1062, Class H, 6.50%, 04/15/21	11,087
10,245	Series 1116, Class I, 5.50%, 08/15/21	10,229
23,645	Series 1120, Class L, 8.00%, 07/15/21	25,173
10,007	Series 1191, Class E, 7.00%, 01/15/22 (m)	9,972
4,030	Series 1240, Class M, 6.50%, 02/15/22	4,018
39,583	Series 1254, Class N, 8.00%, 04/15/22	39,518
219,947	Series 1617, Class PM, 6.50%, 11/15/23	229,753
28,422	Series 1668, Class D, 6.50%, 02/15/14	29,304
28,477	Series 1708, Class E, 6.00%, 03/15/09	28,429
97,388	Series 1710, Class GH, 8.00%, 04/15/24	101,918

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
150,410	Series 1714, Class K, 7.00%, 04/15/24	157,691
20,908	Series 1753, Class D, 8.50%, 09/15/24	22,220
5,535	Series 1819, Class E, 6.00%, 02/15/11	5,537
149,304	Series 1843, Class Z, 7.00%, 04/15/26	156,809
205,352	Series 2115, Class PE, 6.00%, 01/15/14 (m)	211,213
2,735	Series 2136, Class PE, 6.00%, 01/15/28	2,731
77,147	Series 2178, Class PB, 7.00%, 08/15/29	80,625
103,464	Series 2391, Class QR, 5.50%, 12/15/16	105,258
279,056	Series 2394, Class MC, 6.00%, 12/15/16 (m)	288,433
334,927	Series 2405, Class JF, 6.00%, 01/15/17 (m)	346,693
143,054	Series 2425, Class OB, 6.00%, 03/15/17	147,826
296,450	Series 2457, Class PE, 6.50%, 06/15/32	307,249
316,744	Series 2473, Class JZ, 6.50%, 07/15/32	331,634
125,000	Series 2522, Class AH, 5.25%, 02/15/32	119,889
650,000	Series 2522, Class GD, 5.50%, 11/15/17 (m)	661,947
100,000	Series 2549, Class PD, 5.50%, 06/15/31	99,450
127,739	Series 2557, Class WJ, 5.00%, 07/15/14	127,763
119,887	Series 2628, Class AB, 4.50%, 06/15/18	115,419
244,799	Series 2636, Class Z, 4.50%, 06/15/18	235,676
304,856	Series 2651, Class VZ, 4.50%, 07/15/18	294,081
117,640	Series 2695, Class NB, 4.00%, 10/15/18	110,656
250,000	Series 2701, Class OD, 5.00%, 09/15/18	251,014
131,993	Series 2756, Class NA, 5.00%, 02/15/24	131,670
200,000	Series 2764, Class UC, 5.00%, 05/15/27	200,960
119,000	Series 2808, Class PG, 5.50%, 04/15/33	118,519
150,000	Series 2809, Class UB, 4.00%, 09/15/17	146,104
175,000	Series 2835, Class HB, 5.50%, 08/15/24	175,531
113,090	Series 2837, Class ED, 5.00%, 08/15/19	112,066
245,000	Series 2850, Class DN, 5.00%, 08/15/19	244,656
228,113	Series 2875, Class EB, 4.50%, 10/15/19	219,883
300,000	Series 2929, Class PE, 5.00%, 05/15/33	293,238
139,876	Series 2930, Class DE, 4.50%, 02/15/20	134,687
116,000	Series 2938, Class JB, 4.50%, 02/15/20	111,083
265,000	Series 2959, Class PE, 5.50%, 11/15/30	268,019
400,000	Series 3082, Class PR, 5.50%, 02/15/33	404,986
100,000	Series 3334, Class MB, 5.00%, 09/15/29	99,601
100,000	Series 3334, Class MC, 5.00%, 04/15/33	98,157
170,544	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.50%, 02/25/43	174,754
	Federal Home Loan Mortgage Corp. — Government National Mortgage Association,
141,000	Series 13, Class LL, 6.85%, 06/25/23	147,399
213,166	Series 31, Class Z, 8.00%, 04/25/24	226,206
	Federal National Mortgage Association REMICS,
60,766	Series 1988-4, Class Z, 9.25%, 03/25/18	66,315
11,032	Series 1989-21, Class G, 10.45%, 04/25/19	12,141
54,716	Series 1989-37, Class G, 8.00%, 07/25/19	59,611
9,981	Series 1989-86, Class E, 8.75%, 11/25/19	10,748
13,498	Series 1990-30, Class E, 6.50%, 03/25/20	14,182
23,390	Series 1990-105, Class J, 6.50%, 09/25/20	24,474
14,925	Series 1991-129, Class G, 8.75%, 09/25/21	16,368
49,013	Series 1993-119, Class H, 6.50%, 07/25/23	51,159
105,143	Series 1993-140, Class J, 6.65%, 06/25/13	106,154
6,830	Series 1993-197, Class SC, IF, 8.30%, 10/25/08	6,836
107,921	Series 1993-225, Class UB, 6.50%, 12/25/23	113,197
210,000	Series 1994-81, Class LL, 7.50%, 02/25/24	225,680
480,266	Series 1997-42, Class PG, 7.00%, 07/18/12	496,796
5,119	Series 1997-49, Class B, 10.00%, 06/17/27	5,870
124,972	Series 1998-37, Class VZ, 6.00%, 06/17/28	128,916
86,145	Series 1998-66, Class B, 6.50%, 12/25/28	89,795
250,000	Series 2002-18, Class PC, 5.50%, 04/25/17	254,909
300,000	Series 2002-24, Class AJ, 6.00%, 04/25/17	312,568
350,000	Series 2003-47, Class PE, 5.75%, 06/25/33	348,178
150,000	Series 2003-55, Class CD, 5.00%, 06/25/23	147,414
128,298	Series 2003-74, Class PJ, 3.50%, 08/25/33	114,867
150,000	Series 2003-86, Class PX, 4.50%, 02/25/17	149,729
300,000	Series 2004-76, Class CL, 4.00%, 10/25/19	284,516
200,000	Series 2005-21, Class MC, 5.00%, 05/25/32	198,458
150,000	Series 2005-59, Class PC, 5.50%, 03/25/31	151,613
200,000	Series 2007-47, Class PC, 5.00%, 07/25/33	196,922
250,000	Series 2007-79, Class PC, 5.00%, 01/25/32	245,632
13,165	Series G-29, Class O, 8.50%, 09/25/21	14,045
9,431	Government National Mortgage Association, Series 1995-4, Class CQ, 8.00%, 06/20/25	10,352
		11,975,128
	Non-Agency CMO — 1.0%
77,111	Cendant Mortgage Corp., Series 2003-8, Class 1A8, 5.25%, 09/25/33	73,051
121,191	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 2A2, 5.00%, 08/25/19	119,642
42,883	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, FRN, 4.91%, 02/25/35	43,112
36,800	MASTR Asset Securitization Trust, Series 2003-4, Class 2A2, 5.00%, 05/25/18	36,799
90,000	Residential Accredit Loans, Inc., Series 2004-QS8, Class A12, 5.00%, 06/25/34	88,429

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
	Wells Fargo Mortgage Backed Securities Trust,
99,397	Series 2004-7, Class 2A2, 5.00%, 07/25/19	99,117
93,135	Series 2004-EE, Class 3A1, FRN, 4.00%, 12/25/34	92,003
175,000	Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	173,287
		725,440
	Total Collateralized Mortgage Obligations (Cost $12,444,939)	12,700,568
	Corporate Bonds — 5.3%
	Airlines — 0.1%
70,000	Continental Airlines, Inc., 7.06%, 09/15/09	70,875
	Automobiles — 0.1%
70,000	Daimler Finance North America LLC, 7.20%, 09/01/09	72,183
	Capital Markets — 0.8%
75,000	Bear Stearns Cos., Inc. (The), 5.70%, 11/15/14	71,122
120,000	Credit Suisse USA, Inc., 6.50%, 01/15/12	126,505
200,000	Goldman Sachs Group, Inc. (The), 4.75%, 07/15/13	195,898
100,000	Lehman Brothers Holdings, Inc., 6.63%, 01/18/12	103,860
100,000	Morgan Stanley, 5.75%, 10/18/16	98,677
		596,062
	Chemicals — 0.2%
120,000	Dow Capital BV (Netherlands), 8.50%, 06/08/10	131,116
	Commercial Banks — 1.0%
100,000	BankAmerica Corp., 7.13%, 10/15/11	107,432
100,000	Branch Banking & Trust Co., 4.88%, 01/15/13	98,013
110,000	National City Corp., 4.90%, 01/15/15	100,515
125,000	SunTrust Banks, Inc., 5.00%, 09/01/15 (c)	119,741
25,000	UnionBanCal Corp., 5.25%, 12/16/13	24,210
200,000	Wachovia Corp., 6.61%, 10/01/25	198,838
60,000	Wells Fargo Bank N.A., 7.55%, 06/21/10	64,128
		712,877
	Commercial Services & Supplies — 0.1%
50,000	Pitney Bowes, Inc., 3.88%, 06/15/13	47,173
	Consumer Finance — 0.2%
120,000	American General Finance Corp., 4.00%, 03/15/11	116,462
50,000	HSBC Finance Corp., 8.00%, 07/15/10	53,294
		169,756
	Diversified Financial Services — 0.4%
190,000	Citigroup, Inc., 5.00%, 09/15/14	181,041
100,000	General Electric Capital Corp., 8.63%, 06/15/08	101,553
		282,594
	Diversified Telecommunication Services — 0.5%
75,000	BellSouth Corp., 6.00%, 10/15/11 (c)	77,681
300,000	Nynex Capital Funding Co., SUB, 8.23%, 10/15/09	319,891
		397,572
	Electric Utilities — 0.6%
50,000	Carolina Power & Light Co., 5.13%, 09/15/13	50,096
40,000	CenterPoint Energy Houston Electric LLC, 5.75%, 01/15/14	40,335
175,000	Duke Carolinas LLC, 6.25%, 01/15/12	184,530
100,000	Exelon Corp., 6.75%, 05/01/11	104,515
50,000	PSEG Power LLC, 7.75%, 04/15/11	53,796
		433,272
	Food & Staples Retailing — 0.1%
50,000	Kroger Co. (The), 8.05%, 02/01/10	53,229
	Insurance — 0.1%
50,000	ACE INA Holdings, Inc., 5.88%, 06/15/14	51,209
	Media — 0.4%
50,000	Comcast Cable Communications Holdings, Inc., 8.38%, 03/15/13	56,094
50,000	COX Communications, Inc., 7.75%, 11/01/10 (c)	53,332
100,000	Historic TW, Inc., 9.13%, 01/15/13	113,608
100,000	News America, Inc., 6.75%, 01/09/38	109,121
		332,155
	Multi-Utilities — 0.1%
60,000	Dominion Resources, Inc., 6.25%, 06/30/12 (c)	62,862
	Real Estate Investment Trusts (REITs) — 0.0% (g)
20,000	HRPT Properties Trust, 6.65%, 01/15/18	19,358
	Road & Rail — 0.4%
150,000	Norfolk Southern Corp., 7.05%, 05/01/37	162,561
100,000	Union Pacific Corp., 6.65%, 01/15/11	103,959
		266,520
	Software — 0.0% (g)
20,000	Oracle Corp. and Ozark Holding, Inc., 5.25%, 01/15/16	19,961

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Balanced Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Thrifts & Mortgage Finance — 0.2%
100,000	Countrywide Home Loans, Inc., 4.00%, 03/22/11	72,205
125,000	Washington Mutual, Inc., 4.63%, 04/01/14	97,663
		169,868
	Total Corporate Bonds (Cost $3,913,140)	3,888,642
	Mortgage Pass-Through Securities — 2.0%
15,487	Federal Home Loan Mortgage Corp. Conventional Pool, 8.00%, 04/01/17	16,391
	Federal Home Loan Mortgage Corp. Gold Pools,
232,971	4.00%, 08/01/18	224,330
17,006	6.00%, 03/01/13	17,421
29,211	6.50%, 03/01/13 – 06/01/13	30,245
210,025	6.50%, 11/01/22 – 03/01/26	217,321
18,320	7.00%, 06/01/13	19,064
56,074	7.00%, 12/01/14 – 03/01/16	57,826
3,494	8.00%, 10/01/10	3,600
15,108	8.00%, 09/01/26	16,161
	Federal National Mortgage Association, Various Pools,
55,560	4.50%, 04/01/19	54,645
166,527	5.50%, 12/01/33	166,650
54,275	6.00%, 08/01/13 – 12/01/13	55,644
44,583	6.50%, 04/01/13	46,164
40,352	7.00%, 06/01/13	42,027
16,369	7.50%, 08/01/09	16,702
8,221	7.50%, 10/01/27	8,796
49	8.00%, 09/01/08	49
71,843	8.00%, 05/01/17	76,394
28,902	8.50%, 11/01/18	30,763
13,695	9.00%, 12/01/17	14,742
	Government National Mortgage Association Pools,
52,814	6.50%, 09/15/13	54,725
13,367	7.00%, 07/15/08 – 02/15/11	13,533
26,645	7.00%, 04/15/28 – 06/15/28	28,276
10,756	7.50%, 05/15/26 – 01/20/27	11,455
15,893	8.00%, 12/20/10	16,398
93,855	8.00%, 11/15/16 – 09/15/27	100,968
23,303	8.50%, 10/15/11	25,085
51,665	8.50%, 12/15/22	56,063
	Total Mortgage Pass-Through Securities (Cost $1,391,593)	1,421,438
	U.S. Government Agency Securities — 0.6%
415,000	Federal Home Loan Bank System, 5.89%, 03/30/09 (Cost $413,209)	425,120
	U.S. Treasury Obligations — 4.1%
	U.S. Treasury Bonds,
1,100,000	7.13%, 02/15/23 (c)	1,419,516
700,000	7.88%, 02/15/21 (c)	941,500
800,000	U.S. Treasury Bond Principal STRIPS, 02/15/15 (c)	605,060
	Total U.S. Treasury Obligations (Cost $2,747,809)	2,966,076

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Companies — 16.1%
57,280	JPMorgan Emerging Markets Equity Fund, Institutional Class (b)	1,465,220
73,313	JPMorgan International Equity Fund, Select Class (b)	2,340,158
291,907	JPMorgan International Opportunities Fund, Institutional Class (b)	5,082,094
89,284	JPMorgan Small Cap Equity Fund, Select Class (b)	2,794,585
	Total Investment Companies (Cost $12,592,440)	11,682,057
	Total Long-Term Investments (Cost $68,692,030)	70,783,037
Short-Term Investment — 2.6%
	Investment Company — 2.6%
1,882,144	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $1,882,144)	1,882,144

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 6.0%
	Certificate of Deposit — 0.5%
400,000	Deutsche Bank, New York (Germany), FRN, 4.60%, 01/22/08	400,000
	Corporate Notes — 2.6%
400,000	American Express Credit Corp., FRN, 5.04%, 01/15/08	400,000
500,000	Banque Federative Du Credit Mutuel (France), FRN, 5.21%, 08/01/08	498,404
500,000	Macquarie Bank Ltd. (Australia), FRN, 4.95%, 08/20/08	499,743
500,000	Unicredito Italiano Bank plc (Ireland), FRN, 5.26%, 08/08/08	498,864
		1,897,011

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Repurchase Agreements — 2.9%
687,211	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $687,387, collateralized by U.S. Government Agency Mortgages	687,211
648,782	Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $648,953, collateralized by U.S. Government Agency Mortgages	648,782
750,000	Lehman Brothers, Inc., 4.49%, dated 12/31/07, due 01/02/08, repurchase price $750,187, collateralized by U.S. Government Agency Mortgages	750,000
		2,085,993
	Total Investments of Cash Collateral for Securities on Loan (Cost $4,383,004)	4,383,004
	Total Investments — 106.0% (Cost $74,957,178)	77,048,185
	Liabilities in Excess of Other Assets — (6.0)%	(4,338,324)
	NET ASSETS — 100.0%	$72,709,861

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)	—	Amount rounds to less than 0.1%.

(m)	—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ADR	—	American Depositary Receipt

CMO	—	Collateralized Mortgage Obligation

FRN	—	Floating Rate Note. The interest rate shown is the rate in effect as of December 31, 2007.

IF	—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2007. The rate may be subject to a cap and floor.

REMICS	—	Real Estate Mortgage Investment Conduits

STRIPS	—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	—	Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2007.

VAR	—	Variable Rate Note. The interest rate shown is the rate in effect as of December 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   11

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007

Balanced Portfolio
ASSETS:
Investments in non-affiliates, at value	$63,483,984
Investments in affiliates, at value	13,564,201
Total investment securities, at value	77,048,185
Cash	229
Receivables:
Investment securities sold	410,375
Portfolio shares sold	2,690
Interest and dividends	269,852
Total Assets	77,731,331

LIABILITIES:
Payables:
Investment securities purchased	423,609
Collateral for securities lending program	4,383,004
Portfolio shares redeemed	91,382
Accrued liabilities:
Investment advisory fees	21,191
Administration fees	6,123
Custodian and accounting fees	18,721
Trustees’ and Chief Compliance Officer’s fees	140
Other	77,300
Total Liabilities	5,021,470
Net Assets	$72,709,861

NET ASSETS:
Paid in capital	$60,400,090
Accumulated undistributed (distributions in excess of) net investment income	2,185,038
Accumulated net realized gains (losses)	8,033,726
Net unrealized appreciation (depreciation)	2,091,007
Total Net Assets	$72,709,861

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	4,406,653
Net asset value, offering and redemption price per share	$16.50

Cost of investments in non-affiliates	$60,482,594
Cost of investments in affiliates	14,474,584
Market value of securities on loan	4,341,384

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

Balanced Portfolio
INVESTMENT INCOME:
Interest income	$1,622,889
Dividend income	888,327
Dividend income from affiliates (a)	251,417
Income from securities lending (net)	14,551
Foreign taxes withheld	(114)
Total investment income	2,777,070

EXPENSES:
Investment advisory fees	474,202
Administration fees	85,520
Custodian and accounting fees	99,738
Interest expense	1,824
Professional fees	46,981
Trustees’ and Chief Compliance Officer’s fees	1,140
Printing and mailing costs	62,559
Transfer agent fees	6,842
Other	15,607
Total expenses	794,413
Less amounts waived	(119,574)
Less earnings credits	(504)
Net expenses	674,335
Net investment income (loss)	2,102,735

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	8,470,231
Investments in affiliates	24,063
Distributions of realized gains by investment company affiliates	671,800
Net realized gain (loss)	9,166,094
Change in net unrealized appreciation (depreciation) of:
Investments	(4,942,474)
Investments in affiliates	(910,383)
Change in net unrealized appreciation (depreciation)	(5,852,857)
Net realized/unrealized gains (losses)	3,313,237
Change in net assets resulting from operations	$5,415,972

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   13

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Balanced Portfolio
	Year Ended 12/31/2007	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,102,735	$2,825,316
Net realized gain (loss)	9,166,094	5,062,856
Change in net unrealized appreciation (depreciation)	(5,852,857)	3,365,998
Change in net assets resulting from operations	5,415,972	11,254,170

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,818,911)	(3,384,873)
From net realized gains	(535,816)	—
Total distributions to shareholders	(3,354,727)	(3,384,873)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	1,029,668	1,516,307
Dividends and distributions reinvested	3,354,727	3,384,873
Cost of shares redeemed	(32,027,702)	(45,905,927)
Change in net assets from capital transactions	(27,643,307)	(41,004,747)

NET ASSETS:
Change in net assets	(25,582,062)	(33,135,450)
Beginning of period	98,291,923	131,427,373
End of period	$72,709,861	$98,291,923
Accumulated undistributed (distributions in excess of) net investment income	$2,185,038	$2,814,357

SHARE TRANSACTIONS:
Issued	62,867	100,602
Reinvested	212,324	227,020
Redeemed	(1,950,384)	(3,035,801)
Change in shares	(1,675,193)	(2,708,179)

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Balanced Portfolio
Year Ended December 31, 2007	$16.16	$0.52	$0.43	$0.95	$(0.51)	$(0.10)	$(0.61)
Year Ended December 31, 2006	14.95	0.50	1.13	1.63	(0.42)	—	(0.42)
Year Ended December 31, 2005	14.98	0.40	(0.04)	0.36	(0.39)	—	(0.39)
Year Ended December 31, 2004	14.49	0.36	0.45	0.81	(0.32)	—	(0.32)
Year Ended December 31, 2003	12.77	0.32	1.80	2.12	(0.40)	—	(0.40)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Represents only expenses of the Portfolio, not of the Underlying Funds.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (b)	Portfolio turnover rate

$ 16.50	6.00%	$72,710	0.78%	2.44%	0.92%	69%
16.16	11.12	98,292	0.78	2.51	0.91	45
14.95	2.50	131,427	0.87	2.27	0.92	41
14.98	5.73	166,027	0.88	2.29	0.89	52
14.49	17.20	179,240	0.88	2.37	0.89	36

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Class Offered
Balanced Portfolio	Class 1

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

The Board of Trustees of the Portfolio approved changes to the Portfolio’s strategy and benchmark effective May 1, 2007.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in JPMorgan Funds (the “Underlying Funds”) are valued at the current day’s closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B. Transactions with Affiliates — The Portfolio invests in Underlying Funds advised by J.P. Morgan Investment Management, Inc. or its affiliates pursuant to Section 12(d)(1)(G) under the 1940 Act.

An affiliated issuer may be considered one which is under common control with the Portfolio. For the purposes of the report, the Portfolio assumes the following to be affiliated issuers:

Affiliate	Value at December 31, 2006	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2007	Value at December 31, 2007
JPMorgan Emerging Markets Equity Fund, Institutional Class	—	$1,500,899	$260,000	$53,216	$4,899	57,280	$1,465,220
JPMorgan International Equity Fund, Select Class	—	3,309,686	924,570	505,877	26,115	73,313	2,340,158
JPMorgan International Opportunities Fund, Institutional Class	—	6,271,475	1,075,000	(3,013)	99,475	291,907	5,082,094
JPMorgan Small Cap Equity Fund, Select Class	—	3,790,317	716,230	139,783	18,088	89,284	2,794,585

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

C. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

D. Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended December 31, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2007, the Portfolio had securities with the following market values on loan, received the following collateral and for the year then ended, paid the following amounts to related party affiliates:

Market Value of Loaned Securities	Market Value of Collateral	Lending Agent Fees Paid
$4,341,384	$4,383,004	$3,604

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to reserve assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

F. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

The Portfolio invests in other JPMorgan Funds and, as a result, bears a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

H. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$86,857	$(86,857)

The reclassifications for the Portfolio relate primarily to distribution reclassifications, investments in partnerships and distributions from investments in REITs.

J. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.55%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2007 was $3,478.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.78% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the year ended December 31, 2007. The expense limitation percentage above is in place until at least April 30, 2008.

For the year ended December 31, 2007, the Advisor contractually waived fees for the Portfolio in the amount of $119,574. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

The shares of the Underlying Funds in which the Portfolio invests impose a separate advisory and a shareholder servicing fee. The Portfolio’s Advisor and/or Administrator have voluntarily agreed to waive the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the Underlying Funds.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2007, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$52,923,122	$73,067,505	$5,200,666	$11,404,573

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$75,846,486	$5,145,757	$3,944,058	$1,201,699

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, partnership basis outstanding and return of capital from investments in REITs.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   21

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$2,804,556	$550,171	$3,354,727

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$3,384,873	$3,384,873

At December 31, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$4,625,181	$6,485,325	$1,201,699

The cumulative timing differences primarily consist of wash sale loss deferrals, return of capital from investments in REITs, deferred compensation and partnership basis adjustment.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Portfolio had no borrowings outstanding at December 31, 2007, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Insurance Trust and
Shareholders of JPMorgan Insurance Trust Balanced Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Balanced Portfolio (a portfolio of the JPMorgan Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United Sates of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 13, 2008

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   23

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   25

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2007, and continued to hold your shares at the end of the reporting period, December 31, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,003.70	$3.94	0.78%
Hypothetical	1,000.00	1,021.27	3.97	0.78

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of the investment advisory agreement for the JPMorgan Insurance Trust Balanced Portfolio (the “Portfolio”) whose annual report is contained herein (an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each JPMorgan Fund (the “Funds”), including the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized

28   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Portfolio’s Chief Compliance Officer had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance is summarized below:

The Trustees noted the Portfolio’s performance in the fourth, fifth and fifth quintiles for the one, three and five year periods, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios is summarized below:

The Trustees noted that the Portfolio’s net advisory fee was in the second quintile and the actual total expenses were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, considered the fees to be reasonable.

30   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007.

Treasury Income

For the year ended December 31, 2007, the percentage of income earned from direct U.S. Treasury Obligations for the Portfolio was 10.55%.

Dividends Received Deductions (DRD)

48.58% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the fiscal year ended December 31, 2007.

Long Term Capital Gain Designation — 15%

The Portfolio hereby designates $550,171 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax returns for the fiscal year ended December 31, 2007.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   31

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2007.	AN-JPMITBP-1207

ANNUAL REPORT      DECEMBER 31, 2007

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	16
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	27
Trustees	28
Officers	30
Schedule of Shareholder Expenses	31
Board Approval of Investment Advisory Agreement	32
Tax Letter	35

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 14, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Insurance Trust Core Bond Portfolio for the 12 months ended December 31, 2007. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“In a year marked by mounting volatility, disarray in the credit and sub-prime mortgage markets, and decelerating economic growth, the bond market outperformed the U.S. stock market.”

Bonds outpace stocks

In a year marked by mounting volatility, disarray in the credit and sub-prime mortgage markets, and decelerating economic growth, the bond market outperformed the U.S. stock market. Bonds, as measured by the Lehman Brothers U.S. Aggregate Bond Index, returned 6.97% for the one-year period, while stocks, as measured by the S&P 500 Index, returned 5.49%.

As the year progressed, the government segments of the fixed-income market provided a “safer haven” for investors than the volatile stock market. In particular, investors preferred the high quality of U.S. Treasury securities, which advanced 9.01% for the year, as measured by the Lehman Brothers U.S. Treasury Index. Treasury securities were the top performers in the fixed-income market, while high-yield bonds were the worst, as investors scaled back their appetites for risk.

Credit problems build as year progresses

Market conditions in the first half of the year remained relatively tame. Treasury yields moved higher on expectations for a rebound in economic growth, following the first quarter’s gross domestic product (GDP) gain of only 0.6%. Problems in the credit markets emerged late in the second quarter and spread-sector yields began increasing on unease regarding credit quality in the leveraged and sub-investment-grade loan markets. When spreads on a particular group of securities widen, prices fall, yields increase and total return declines, relative to comparable-duration Treasuries.

Throughout the second half of the year, reduced liquidity in the markets for non-agency mortgages, high-yield debt and asset-backed securities remained the dominant theme in the markets. Given the high degree of uncertainty regarding exposure to the sub-prime mortgage market, lenders in the primary mortgage market adopted a cautious stance, and investors were jolted by a series of unfavorable news releases and strong volatility.

Major dislocations occurred in the commercial paper market, especially for entities issuing asset-backed commercial paper. These dislocations expanded to virtually all sectors of the fixed income markets. Although the spreads of sectors and companies most directly involved in mortgage-related activities and housing saw the widest swings, almost every part of the market experienced volatility. Throughout the fourth quarter, several companies in the financials sector revealed large losses from sub-prime debt exposure, which only further soured market sentiment.

Treasuries benefit from flight to quality

The problems in the riskier segments of the U.S. financial markets helped generate strong performance in the higher-quality sectors. The U.S. Treasury market experienced heavy demand, as a widespread flight to quality took over the financial markets. Treasury yields ended the 12-month period lower, with shorter-term securities showing the greatest decline. Specifically, the yield on the two-year Treasury dropped from 4.82% to 3.05%; the yield on the 10-year Treasury declined from 4.71% to 4.04%; and the yield on the 30-year Treasury fell from 4.81% to 4.45%. As a result, the yield curve steepened during the year, as the shorter end dropped. Interest rates and prices have an inverse relationship to one another. As demand for the safety of Treasury securities drove prices higher over the period, yields were pushed lower.

Fed responds with series of rate cuts

In response to the growing problems in the credit markets and resulting threats to economic growth, the Federal Reserve (Fed) adopted an easing campaign and cut interest rates by a total of 100 basis points (bps) late in the period. Investors reacted favorably to the Fed’s 50-bp rate cut in September. But, additional Fed rate cuts in October and December of 25 bps each generated little enthusiasm among investors, who hoped for a more aggressive move. The fed funds target rate ended the year at 4.25%.

The Fed’s rate cuts demonstrated a shift in sentiment, as its fourth-quarter policy statement indicated that the central bank was more concerned about a slowdown in economic growth than the potential for rising inflation. Previously, the Fed had stated that inflation was the greater threat to the economy and the reason it kept the fed funds target rate unchanged at 5.25% from June 29, 2006, through September 18, 2007.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	May 1, 1997
Fiscal Year End	December 31
Net Assets as of 12/31/2007	$191,778,372
Primary Benchmark	Lehman Brothers U.S.
Aggregate
Bond Index
Average Credit Quality	AAA
Duration	4.71 Years

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Core Bond Portfolio, which seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities,* returned 6.31%** (Class 1 Shares) over the 12 months ended December 31, 2007, compared to the 6.97% return for the Lehman Brothers U.S. Aggregate Bond Index over the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark for the period due primarily to an underweight in U.S. Treasuries, which were the fixed income market’s best performers for the one-year period. In addition, our allocation to non-agency mortgage securities underperformed, trailing straight pass-through mortgage securities. The Portfolio’s exposure to mortgage derivatives (principal-only, inverse-floater securities) also detracted due to excessive spread widening in this sector relative to the pass-through mortgage sector. When spreads on a particular group of securities widen, prices fall, yields increase and total return declines, relative to comparable-duration Treasuries.

On the positive side, our yield curve positioning contributed to performance. In particular, the three- to seven-year part of the curve, which performed better than the longer portion of the curve, aided returns. The Portfolio also maintained a shorter duration in the corporate sector than that of the benchmark. This strategy helped performance, as spread widening among corporate bonds pushed yields higher. In addition, security selection in the mortgage sector supported positive returns.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	In terms of maturity structure, we maintained an overweight in the three- to seven-year segment and an underweight in the 30-year portion of the yield curve. Although no single sector of the market appeared particularly compelling, we believed we still might find pockets of relative value in the seasoned pool segment of the mortgage market, which saw spreads widen significantly during the final six months of the year. New issue corporate securities traded considerably wider than current outstanding debt, offering significant value in the market. We continue to examine the Treasury STRIP market for value, focusing on the 2014-2018 segment of the Treasury STRIP curve.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	54.0%
Corporate Bonds	13.8
U.S. Treasury Obligations	12.9
Mortgage Pass-Through Securities	11.9
Commercial Mortgage-Backed Securities	1.5
Asset-Backed Securities	1.3
Other (Less than 1.0%)	0.5
Short-Term Investment	4.1

*	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	5/01/97	6.31%	4.16%	5.84%
CLASS 2 SHARES	8/16/06	6.02	4.09	5.80

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, Lehman Brothers U.S. Aggregate Bond Index, the Lipper Variable Underlying Funds General U.S. Government Funds Index and the Lipper Intermediate U.S. Government Funds Index from December 31, 1997 to December 31, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Lehman Brothers U.S. Aggregate Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds General U.S. Government Funds Index and the Lipper Intermediate U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and represents a mix of maturities. It is a replica (or model) of the U.S. government bond, mortgage-backed securities and corporate bond markets. The Lipper Variable Underlying Funds General U.S. Government Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper Inc. The Lipper Intermediate U.S. Government Funds Index, the Portfolio’s former secondary index, represents the total returns of similarly managed funds. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.7%
	Asset-Backed Securities — 1.3%
150,000	American Express Credit Account Master Trust, Series 2004-3, Class A, 4.35%, 12/15/11	150,335
	AmeriCredit Automobile Receivables Trust,
300,000	Series 2006-BG, Class A3, 5.21%, 10/06/11	299,706
400,000	Series 2006-BG, Class A4, 5.21%, 09/06/13	401,277
65,886	Bear Stearns Asset Backed Securities Trust, Inc., Series 2006-SD1, FRN, Class A, 5.24%, 04/25/36	59,791
	Citibank Credit Card Issuance Trust,
450,000	Series 2002-C2, Class C2, 6.95%, 02/18/14	460,044
250,000	Series 2005-B1, Class B1, 4.40%, 09/15/10	249,238
39,970	CNH Equipment Trust, Series 2003-B, Class A4B, 3.38%, 02/15/11	39,954
132,049	Countrywide Asset-Backed Certificates, Series 2004-AB2, Class A2, FRN, 5.14%, 05/25/36	131,974
175,000	Household Automotive Trust, Series 2005-1 Class A4, 4.35%, 06/18/12	174,230
	MBNA Credit Card Master Note Trust,
200,000	Series 2002-C1, Class C1, 6.80%, 07/15/14	202,907
75,000	Series 2003-C1, Class C1, FRN, 6.73%, 06/15/12	74,766
240,000	MBNA Master Credit Card Trust, Series 1999-J, Class C, 7.85%, 02/15/12 (e)	249,710
	Total Asset-Backed Securities (Cost $2,481,412)	2,493,932
	Collateralized Mortgage Obligations — 53.8%
	Agency CMO — 31.5%
	Federal Home Loan Mortgage Corp.,
18,393	Series 11, Class D, 9.50%, 07/15/19	19,337
11,295	Series 22, Class C, 9.50%, 04/15/20	11,918
3,051	Series 47, Class F, 10.00%, 06/15/20	3,255
2,012	Series 99, Class Z, 9.50%, 01/15/21	2,136
2,372	Series 1065, Class J, 9.00%, 04/15/21	2,508
351,766	Series 1113, Class J, 8.50%, 06/15/21	350,707
19,906	Series 1250, Class J, 7.00%, 05/15/22	19,874
33,229	Series 1316, Class Z, 8.00%, 06/15/22	34,820
57,943	Series 1324, Class Z, 7.00%, 07/15/22	57,884
39,440	Series 1343, Class LA, 8.00%, 08/15/22	43,002
45,968	Series 1343, Class LB, 7.50%, 08/15/22	45,892
35,696	Series 1394, Class ID, IF, 9.57%, 10/15/22	35,806
31,990	Series 1395, Class G, 6.00%, 10/15/22	31,938
68	Series 1465, Class SA, IF, IO, 3.94%, 02/15/08	17
23,018	Series 1505, Class Q, 7.00%, 05/15/23	23,844
45,169	Series 1518, Class G, IF, 5.83%, 05/15/23	44,546
47,986	Series 1541, Class O, FRN, 3.27%, 07/15/23	47,246
4,098	Series 1561, Class TA, PO, 08/15/08	4,014
53,192	Series 1596, Class D, 6.50%, 10/15/13	54,392
20,160	Series 1607, Class SA, IF, 9.73%, 10/15/13	21,681
43,947	Series 1609, Class LG, IF, 6.36%, 11/15/23	45,922
13,227	Series 1625, Class SD, IF, 8.50%, 12/15/08	13,268
500,000	Series 1638, Class H, 6.50%, 12/15/23	525,748
2,387	Series 1671, Class QC, IF, 10.00%, 02/15/24	2,697
9,174	Series 1685, Class Z, 6.00%, 11/15/23	9,232
2,188	Series 1689, Class SD, IF, 10.22%, 10/15/23	2,196
24,470	Series 1700, Class GA, PO, 02/15/24	24,444
1,910,171	Series 1732, Class K, 6.50%, 05/15/24	1,999,526
117,439	Series 1798, Class F, 5.00%, 05/15/23	115,708
255,474	Series 1863, Class Z, 6.50%, 07/15/26	264,371
4,027	Series 1865, Class D, PO, 02/15/24	2,505
17,747	Series 1900, Class T, PO, 08/15/08	17,449
4,840	Series 1967, Class PC, PO, 10/15/08	4,815
78,040	Series 1981, Class Z, 6.00%, 05/15/27	79,126
96,338	Series 1987, Class PE, 7.50%, 09/15/27	98,211
58,098	Series 2025, Class PE, 6.30%, 01/15/13	59,092
26,049	Series 2033, Class SN, IF, IO, 12.42%, 03/15/24	11,139
43,870	Series 2038, Class PN, IO, 7.00%, 03/15/28	8,826
117,251	Series 2054, Class PV, 7.50%, 05/15/28	124,309
82,781	Series 2055, Class OE, 6.50%, 05/15/13	85,218
190,331	Series 2064, Class TE, 7.00%, 06/15/28	200,523
162,813	Series 2075, Class PH, 6.50%, 08/15/28	169,874
125,420	Series 2102, Class TU, 6.00%, 12/15/13	129,010
265,541	Series 2115, Class PE, 6.00%, 01/15/14	273,120
18,740	Series 2132, Class PD, 6.00%, 11/15/27	18,780
33,447	Series 2132, Class SB, IF, 7.91%, 03/15/29	37,849
71,826	Series 2134, Class PI, IO, 6.50%, 03/15/19	11,588
16,622	Series 2135, Class UK, IO, 6.50%, 03/15/14	1,591
18,681	Series 2143, Class CD, 6.00%, 02/15/28	18,734
829,000	Series 2172, Class QC, 7.00%, 07/15/29	863,435
281,657	Series 2182, Class ZB, 8.00%, 09/15/29	302,101
50,143	Series 2247, Class Z, 7.50%, 08/15/30	52,419
18,747	Series 2261, Class ZY, 7.50%, 10/15/30	19,074
178,924	Series 2283, Class K, 6.50%, 12/15/23	189,154
29,302	Series 2306, Class K, PO, 05/15/24	25,295
70,324	Series 2306, Class SE, IF, IO, 6.56%, 05/15/24	8,306
92,173	Series 2325, Class PM, 7.00%, 06/15/31	98,999
550,631	Series 2344, Class ZD, 6.50%, 08/15/31	566,934
91,083	Series 2344, Class ZJ, 6.50%, 08/15/31	95,269
62,166	Series 2345, Class NE, 6.50%, 08/15/31	64,765
535,462	Series 2345, Class PQ, 6.50%, 08/15/16	557,596

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
197,968	Series 2355, Class BP, 6.00%, 09/15/16	204,171
169,787	Series 2359, Class ZB, 8.50%, 06/15/31	197,631
23,891	Series 2362, Class PD, 6.50%, 06/15/20	24,035
344,880	Series 2391, Class QR, 5.50%, 12/15/16	350,859
314,019	Series 2392, Class PV, 6.00%, 12/15/20	316,548
279,056	Series 2394, Class MC, 6.00%, 12/15/16	288,433
114,676	Series 2410, Class OE, 6.38%, 02/15/32	119,160
170,686	Series 2410, Class QS, IF, 6.43%, 02/15/32	182,410
110,049	Series 2410, Class QX, IF, IO, 3.62%, 02/15/32	12,501
75,952	Series 2412, Class SE, IF, 5.66%, 02/15/09	76,037
100,000	Series 2412, Class SP, IF, 6.05%, 02/15/32	104,784
234,311	Series 2423, Class MC, 7.00%, 03/15/32	247,328
373,358	Series 2423, Class MT, 7.00%, 03/15/32	394,100
227,841	Series 2435, Class CJ, 6.50%, 04/15/32	239,558
470,000	Series 2435, Class VH, 6.00%, 07/15/19	481,520
158,191	Series 2444, Class ES, IF, IO, 2.92%, 03/15/32	14,361
105,461	Series 2450, Class SW, IF, IO, 2.97%, 03/15/32	10,499
73,926	Series 2454, Class BG, 6.50%, 08/15/31	74,790
300,000	Series 2455, Class GK, 6.50%, 05/15/32	313,995
277,965	Series 2460, Class VZ, 6.00%, 11/15/29	281,910
213,101	Series 2484, Class LZ, 6.50%, 07/15/32	224,298
427,370	Series 2498, Class UD, 5.50%, 06/15/16	429,748
790,000	Series 2500, Class MC, 6.00%, 09/15/32	799,578
78,647	Series 2500, Class TD, 5.50%, 02/15/16	78,694
144,364	Series 2503, Class BH, 5.50%, 09/15/17	146,753
147,962	Series 2513, Class YO, PO, 02/15/32	132,755
497,693	Series 2515, Class DE, 4.00%, 03/15/32	473,214
500,000	Series 2535, Class BK, 5.50%, 12/15/22	507,910
300,000	Series 2543, Class YX, 6.00%, 12/15/32	304,438
500,000	Series 2544, Class HC, 6.00%, 12/15/32	503,772
260,631	Series 2565, Class MB, 6.00%, 05/15/30	263,584
500,000	Series 2575, Class ME, 6.00%, 02/15/33	506,714
148,141	Series 2586, Class WI, IO, 6.50%, 03/15/33	35,242
183,104	Series 2594, Class VA, 6.00%, 03/15/14	185,940
400,000	Series 2594, Class VQ, 6.00%, 08/15/20	407,277
395,097	Series 2597, Class DS, IF, IO, 2.52%, 02/15/33	26,122
552,669	Series 2599, Class DS, IF, IO, 1.97%, 02/15/33	30,861
641,792	Series 2610, Class DS, IF, IO, 2.07%, 03/15/33	45,492
868,479	Series 2611, Class SH, IF, IO, 2.62%, 10/15/21	63,285
500,000	Series 2617, Class GR, 4.50%, 05/15/18	484,826
824,535	Series 2626, Class NS, IF, IO, 1.52%, 06/15/23	56,949
500,000	Series 2628, Class WA, 4.00%, 07/15/28	487,095
500,000	Series 2631, Class LC, 4.50%, 06/15/18	485,124
611,998	Series 2636, Class Z, 4.50%, 06/15/18	589,191
199,277	Series 2638, Class DS, IF, 3.57%, 07/15/23	174,811
37,603	Series 2643, Class HI, IO, 4.50%, 12/15/16	2,733
86,211	Series 2656, Class SH, IF, 6.52%, 02/15/25	84,633
349,177	Series 2668, Class SB, IF, 2.73%, 10/15/15	330,380
500,000	Series 2675, Class CK, 4.00%, 09/15/18	474,935
231,574	Series 2682, Class YS, IF, 1.16%, 10/15/33	155,430
274,714	Series 2684, Class TO, PO, 10/15/33	132,827
212,724	Series 2686, Class GB, 5.00%, 05/15/20	213,648
184,441	Series 2691, Class WS, IF, 1.46%, 10/15/33	135,352
138,460	Series 2705, Class SC, IF, 1.46%, 11/15/33	104,183
211,357	Series 2705, Class SD, IF, 2.54%, 11/15/33	176,090
1,000,000	Series 2716, Class UN, 4.50%, 12/15/23	945,112
750,000	Series 2727, Class BS, IF, 1.53%, 01/15/34	469,695
13,556	Series 2733, Class GF, FRN, 0.00%, 09/15/33	13,387
500,000	Series 2743, Class HD, 4.50%, 08/15/17	495,337
209,330	Series 2744, Class FE, FRN, 0.00%, 02/15/34	193,670
500,000	Series 2744, Class PD, 5.50%, 08/15/33	509,489
144,668	Series 2753, Class S, IF, 1.94%, 02/15/34	109,462
182,606	Series 2755, Class SA, IF, 4.14%, 05/15/30	176,495
151,690	Series 2766, Class SX, IF, FRN, 0.82%, 03/15/34	128,049
59,746	Series 2769, Class PO, PO, 03/15/34	39,189
476,978	Series 2776, Class SK, IF, 1.53%, 04/15/34	391,927
46,917	Series 2778, Class BS, IF, 3.18%, 04/15/34	40,211
268,151	Series 2780, Class JG, 4.50%, 04/15/19	255,833
702,000	Series 2809, Class UB, 4.00%, 09/15/17	683,766
135,305	Series 2827, Class SQ, IF, 7.50%, 01/15/19	138,693
26,184	Series 2841, Class GO, PO, 08/15/34	15,694
123,775	Series 2846, Class PO, PO, 08/15/34	69,960
500,000	Series 2899, Class KB, 4.50%, 03/15/19	481,623
500,000	Series 2931, Class QC, 4.50%, 01/15/19	491,129
116,763	Series 2958, Class KB, 5.50%, 04/15/35	117,469
100,000	Series 2975, Class KO, PO, 05/15/35	56,744
132,135	Series 2989, Class PO, PO, 06/15/23	96,248
300,000	Series 3047, Class OD, 5.50%, 10/15/35	298,982
163,752	Series 3101, Class EA, 6.00%, 06/15/20	163,105
254,890	Series 3117, Class EO, PO, 02/15/36	196,396
422,728	Series 3260, Class CS, IF, IO, 1.11%, 01/15/37	18,862
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
32,043	Series T-41, Class 3A, VAR, 7.50%, 07/25/32	33,951
213,180	Series T-54, Class 2A, 6.50%, 02/25/43	218,443
98,035	Series T-54, Class 3A, 7.00%, 02/25/43	103,502
58,635	Series T-58, Class A, PO, 09/25/43	50,094

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
459,417	Federal Home Loan Mortgage Corp. — Government National Mortgage Association, Series 8, Class ZA, 7.00%, 03/25/23	472,372
	Federal National Mortgage Association, REMICS
14,297	Series 1989-83, Class H, 8.50%, 11/25/19	15,653
3,145	Series 1990-1, Class D, 8.80%, 01/25/20	3,456
14,308	Series 1990-10, Class L, 8.50%, 02/25/20	15,691
3,000	Series 1990-93, Class G, 5.50%, 08/25/20	3,028
50	Series 1990-140, Class K, HB, 652.15%, 12/25/20	734
5,501	Series 1990-143, Class J, 8.75%, 12/25/20	6,028
84,728	Series 1992-101, Class J, 7.50%, 06/25/22	86,282
36,969	Series 1992-143, Class MA, 5.50%, 09/25/22	37,658
12,128	Series 1993-164, Class SA, IF, 9.35%, 09/25/08	12,213
17,375	Series 1993-164, Class SC, IF, 9.35%, 09/25/08	17,497
8,660	Series 1993-165, Class SD, IF, 5.87%, 09/25/23	9,032
43,184	Series 1993-165, Class SK, IF, 12.50%, 09/25/23	41,055
48,748	Series 1993-167, Class GA, 7.00%, 09/25/23	50,310
7,101	Series 1993-175, Class SA, IF, 13.35%, 09/25/08	7,234
5,873	Series 1993-190, Class S, IF, 7.02%, 10/25/08	5,900
1,207	Series 1993-196, Class FA, FRN, 5.13%, 10/25/08	1,203
1,810	Series 1993-196, Class SB, IF, 9.25%, 10/25/08	1,821
411,655	Series 1993-203, Class PL, 6.50%, 10/25/23	429,027
18,860	Series 1993-205, Class H, PO, 09/25/23	15,512
276,720	Series 1993-225, Class UB, 6.50%, 12/25/23	290,249
7,348	Series 1993-230, Class FA, FRN, 5.47%, 12/25/23	7,446
22,910	Series 1993-233, Class SB, IF, 8.21%, 12/25/08	23,122
400,252	Series 1993-250, Class Z, 7.00%, 12/25/23	420,387
126,887	Series 1993-257, Class C, PO, 06/25/23	114,579
3,332	Series 1994-13, Class SK, IF, 9.36%, 02/25/09	3,343
11,795	Series 1994-33, Class FA, FRN, 5.23%, 03/25/09	11,766
58,750	Series 1995-2, Class Z, 8.50%, 01/25/25	62,909
83,206	Series 1995-19, Class Z, 6.50%, 11/25/23	90,004
2,546	Series 1996-20, Class L, PO, 09/25/08	2,499
5,429	Series 1996-39, Class J, PO, 09/25/08	5,323
15,859	Series 1996-59, Class J, 6.50%, 08/25/22	16,270
144,107	Series 1996-59, Class K, 6.50%, 07/25/23	147,689
529,007	Series 1997-20, Class IB, IF, IO, 1.84%, 03/25/27	22,184
48,003	Series 1997-39, Class PD, 7.50%, 05/20/27	51,050
112,884	Series 1997-46, Class PL, 6.00%, 07/18/27	116,090
293,150	Series 1997-61, Class ZC, 7.00%, 02/25/23	311,976
136,213	Series 1998-36, Class ZB, 6.00%, 07/18/28	136,180
142,160	Series 1998-43, Class SA, IF, IO, 13.64%, 04/25/23	38,418
20,847	Series 2000-52, Class IO, IO, 8.50%, 01/25/31	5,815
273,851	Series 2001-30, Class PM, 7.00%, 07/25/31	287,377
275,149	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	52,823
442,528	Series 2001-36, Class DE, 7.00%, 08/25/31	464,211
53,234	Series 2001-44, Class PD, 7.00%, 09/25/31	56,464
26,877	Series 2001-50, Class VB, 6.50%, 12/25/16	26,839
244,585	Series 2001-52, Class XN, 6.50%, 11/25/15	255,781
538,262	Series 2001-61, Class Z, 7.00%, 11/25/31	569,261
385,408	Series 2001-69, Class PG, 6.00%, 12/25/16	398,447
243,307	Series 2001-71, Class QE, 6.00%, 12/25/16	251,490
122,755	Series 2001-80, Class PE, 6.00%, 07/25/29	124,828
132,153	Series 2002-1, Class HC, 6.50%, 02/25/22	138,474
35,190	Series 2002-1, Class SA, IF, 9.38%, 02/25/32	40,126
418,581	Series 2002-3, Class OG, 6.00%, 02/25/17	432,590
48,727	Series 2002-8, Class SR, IF, 6.02%, 03/25/09	48,857
762,583	Series 2002-13, Class SJ, IF, IO, 1.60%, 03/25/32	35,696
392,385	Series 2002-28, Class PK, 6.50%, 05/25/32	410,495
663,896	Series 2002-62, Class ZE, 5.50%, 11/25/17	658,387
131,758	Series 2002-73, Class S, IF, 4.09%, 11/25/09	130,994
356,157	Series 2002-74, Class VB, 6.00%, 11/25/31	359,120
147,636	Series 2002-77, Class S, IF, 5.56%, 12/25/32	150,719
33,829	Series 2002-91, Class UH, IO, 5.50%, 06/25/22	4,732
312,384	Series 2002-93, Class PD, 3.50%, 02/25/29	306,282
500,000	Series 2002-94, Class BK, 5.50%, 01/25/18	513,049
293,000	Series 2003-22, Class UD, 4.00%, 04/25/33	239,490
250,000	Series 2003-41, Class PE, 5.50%, 05/25/23	257,912
100,000	Series 2003-47, Class PE, 5.75%, 06/25/33	99,479
72,389	Series 2003-64, Class SX, IF, 0.69%, 07/25/33	58,132
222,043	Series 2003-66, Class PA, 3.50%, 02/25/33	204,276
647,059	Series 2003-68, Class LC, 3.00%, 07/25/22	555,597
575,687	Series 2003-68, Class QP, 3.00%, 07/25/22	541,384
137,818	Series 2003-71, Class DS, IF, 0.50%, 08/25/33	96,914
904,350	Series 2003-73, Class GA, 3.50%, 05/25/31	860,186
1,008,840	Series 2003-80, Class SY, IF, IO, 2.79%, 06/25/23	100,073
500,000	Series 2003-83, Class PG, 5.00%, 06/25/23	499,809
112,618	Series 2003-91, Class SD, IF, 4.39%, 09/25/33	106,959
250,000	Series 2003-106, Class US, IF, 1.78%, 11/25/23	174,260
500,000	Series 2003-106, Class WE, 4.50%, 11/25/22	483,871

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
841,618	Series 2003-116, Class SB, IF, IO, 2.73%, 11/25/33	72,874
600,000	Series 2003-117, Class JB, 3.50%, 06/25/33	549,182
500,000	Series 2003-128, Class KE, 4.50%, 01/25/14	501,222
500,000	Series 2003-128, Class NG, 4.00%, 01/25/19	471,306
142,082	Series 2003-130, Class SX, IF, 4.22%, 01/25/34	134,513
225,081	Series 2003-132, Class OA, PO, 08/25/33	177,044
700,000	Series 2004-1, Class AC, 4.00%, 02/25/19	662,221
333,167	Series 2004-4, Class QM, IF, 4.47%, 06/25/33	329,450
217,647	Series 2004-10, Class SC, IF, 9.14%, 02/25/34	249,702
164,907	Series 2004-14, Class SD, IF, 1.78%, 03/25/34	124,576
174,232	Series 2004-21, Class CO, PO, 04/25/34	74,982
178,833	Series 2004-22, Class A, 4.00%, 04/25/19	164,970
414,788	Series 2004-36, Class SA, IF, 6.15%, 05/25/34	434,433
86,321	Series 2004-51, Class SY, IF, 4.51%, 07/25/34	85,230
150,029	Series 2004-61, Class SK, IF, 8.50%, 11/25/32	161,830
200,000	Series 2004-76, Class CL, 4.00%, 10/25/19	189,677
1,000,000	Series 2004-81, Class AC, 4.00%, 11/25/19	945,178
226,413	Series 2004-92, Class JO, PO, 12/25/34	203,069
763,619	Series 2005-28, Class JA, 5.00%, 04/25/35	698,666
800,227	Series 2005-40, Class YA, 5.00%, 09/25/20	805,241
464,711	Series 2005-47, Class AN, 5.00%, 12/25/16	466,323
600,690	Series 2005-52, Class PA, 6.50%, 06/25/35	624,248
853,000	Series 2005-68, Class BC, 5.25%, 06/25/35	816,021
1,000,000	Series 2005-84, Class XM, 5.75%, 10/25/35	1,020,897
1,000,000	Series 2005-109, Class PC, 6.00%, 12/25/35	1,023,808
700,000	Series 2005-110, Class MN, 5.50%, 06/25/35	707,747
213,233	Series 2006-22, Class AO, PO, 04/25/36	155,279
501,189	Series 2006-59, Class QO, PO, 01/25/33	412,117
540,617	Series 2006-110, Class PO, PO, 11/25/36	408,881
1,185,332	Series 2007-7, Class SG, IF, IO, 1.64%, 08/25/36	64,829
42,776	Series G92-15, Class Z, 7.00%, 01/25/22	43,813
6,814	Series G92-42, Class Z, 7.00%, 07/25/22	7,253
144,601	Series G92-44, Class ZQ, 8.00%, 07/25/22	155,290
84,877	Series G92-54, Class ZQ, 7.50%, 09/25/22	91,349
5,312	Series G92-59, Class F, FRN, 4.93%, 10/25/22	5,272
13,608	Series G92-61, Class Z, 7.00%, 10/25/22	14,385
144,514	Series G92-66, Class KB, 7.00%, 12/25/22	153,419
42,361	Series G93-1, Class KA, 7.90%, 01/25/23	46,144
44,012	Series G93-17, Class SI, IF, 6.00%, 04/25/23	44,051
	Federal National Mortgage Association Interest STRIPS,
114,742	Series 329, Class 1, PO, 01/01/33	86,849
147,320	Series 340, Class 1, PO, 09/01/33	106,846
15	Series 2004-92, Class JO, HB, 256.68%, 11/01/08	23
	Federal National Mortgage Association Whole Loan,
151,286	Series 2003-W1, Class 1A1, 6.50%, 12/25/42	156,405
93,424	Series 2003-W1, Class 2A, 7.50%, 12/25/42	98,308
153,420	Series 2004-W2, Class 2A2, 7.00%, 02/25/44	163,264
	Government National Mortgage Association,
121,148	Series 1994-3, Class PQ, 7.49%, 07/16/24	128,775
500,000	Series 1994-7, Class PQ, 6.50%, 10/16/24	527,470
126,851	Series 1996-16, Class E, 7.50%, 08/16/26	133,182
119,175	Series 1997-8, Class PN, 7.50%, 05/16/27	126,129
143,870	Series 1998-26, Class K, 7.50%, 09/17/25	153,188
124,508	Series 1999-41, Class Z, 8.00%, 11/16/29	131,609
73,491	Series 1999-44, Class PC, 7.50%, 12/20/29	77,751
91,109	Series 1999-44, Class ZG, 8.00%, 12/20/29	96,355
64,364	Series 2000-6, Class Z, 7.50%, 02/20/30	66,985
108,442	Series 2000-14, Class PD, 7.00%, 02/16/30	114,276
397,436	Series 2000-21, Class Z, 9.00%, 03/16/30	443,723
51,220	Series 2000-26, Class Z, 7.75%, 09/20/30	51,102
7,176	Series 2000-36, Class IK, IO, 9.00%, 11/16/30	1,291
800,000	Series 2000-36, Class PB, 7.50%, 11/16/30	845,693
96,307	Series 2000-37, Class B, 8.00%, 12/20/30	99,805
25,063	Series 2000-38, Class AH, 7.15%, 12/20/30	25,574
56,428	Series 2001-4, Class SJ, IF, IO, 3.18%, 01/19/30	6,277
186,163	Series 2001-36, Class S, IF, IO, 3.02%, 08/16/31	18,435
200,000	Series 2001-64, Class MQ, 6.50%, 12/20/31	207,350
34,619	Series 2002-24, Class SB, IF, 4.38%, 04/16/32	33,841
182,709	Series 2002-54, Class GB, 6.50%, 08/20/32	191,410
208,465	Series 2003-4, Class NI, IO, 5.50%, 01/20/32	28,473
22,701	Series 2003-24, Class PO, PO, 03/16/33	18,472
515,147	Series 2003-76, Class LS, IF, IO, 2.25%, 09/20/31	36,960
827,126	Series 2004-11, Class SW, IF, IO, 0.55%, 02/20/34	43,672
88,289	Series 2004-28, Class S, IF, 5.84%, 04/16/34	92,655
	Vendee Mortgage Trust,
136,315	Series 1994-1, Class 1, VAR, 5.63%, 02/15/24	138,829
313,303	Series 1996-1, Class 1Z, 6.75%, 02/15/26	334,737
174,990	Series 1996-2, Class 1Z, 6.75%, 06/15/26	185,679
644,960	Series 1997-1, Class 2Z, 7.50%, 02/15/27	699,543
178,273	Series 1998-1, Class 2E, 7.00%, 09/15/27	188,015
		60,503,898

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — 22.3%
500,000	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, FRN, 4.85%, 09/25/35	482,148
	Banc of America Funding Corp.,
233,407	Series 2003-1, Class A, PO, 05/20/33	161,901
495,667	Series 2003-3, Class 1A33, 5.50%, 10/25/33	489,728
138,850	Series 2004-1, Class PO, PO, 03/25/34	102,737
1,000,000	Series 2005-6, Class 2A7, 5.50%, 10/25/35	989,343
224,252	Series 2005-7, Class 30, PO, 11/25/35	142,270
749,070	Series 2005-E, Class 4A1, FRN, 4.11%, 03/20/35	742,076
	Banc of America Mortgage Securities, Inc.,
114,491	Series 2002-10, Class A, PO, 11/25/32	104,329
68,018	Series 2003-8 Class A, PO, 11/25/33	50,384
72,951	Series 2004-4, Class A, PO, 05/25/34	54,285
486,919	Series 2004-5, Class 2A2, 5.50%, 06/25/34	433,888
250,000	Series 2004-6, Class 2A5, PO, 07/25/34	106,030
230,716	Series 2004-6, Class A, PO, 07/25/34	159,387
289,581	Series 2004-7 Class 1A19, PO, 08/25/34	159,407
200,000	Series 2004-E, Class 2A5, FRN, 4.11%, 06/25/34	196,452
578,483	Series 2004-J, Class 3A1, FRN, 5.07%, 11/25/34	575,083
	Bank of America Alternative Loan Trust,
314,167	Series 2004-5, Class 3A3, PO, 06/25/34	167,578
137,395	Series 2004-6, Class 15, PO, 07/25/19	106,095
	Bear Stearns Adjustable Rate Mortgage Trust,
400,747	Series 2003-7, Class 3A, VAR, 4.95%, 10/25/33	401,595
50,347	Series 2004-4, Class A4, VAR, 3.54%, 06/25/34	49,968
997,744	Series 2006-1, Class A1, FRN, 4.63%, 02/25/36	982,724
	Citicorp Mortgage Securities, Inc.,
1,348,614	Series 2004-1, Class 3A1, 4.75%, 01/25/34	1,327,827
671,694	Series 2004-5, Class 2A5, 4.50%, 08/25/34	656,145
	Citigroup Mortgage Loan Trust, Inc.,
79,983	Series 2003-UP3, Class A3, 7.00%, 09/25/33	81,832
98,910	Series 2003-UST1, Class 1, PO, 12/25/18	76,852
55,299	Series 2003-UST1, Class 3, PO, 12/25/18	43,772
211,361	Series 2003-UST1, Class A1, 5.50%, 12/25/18	212,484
301,123	Series 2005-1, Class 2A1A, VAR, 5.74%, 04/25/35	299,565
	Countrywide Alternative Loan Trust,
309,476	Series 2002-8, Class A4, 6.50%, 07/25/32	310,472
103,323	Series 2003-J1, Class PO, PO, 10/25/33	80,766
1,377,094	Series 2004-2CB, Class 1A9, 5.75%, 03/25/34	1,255,047
369,713	Series 2005-5R, Class A1, 5.25%, 12/25/18	370,433
2,500,767	Series 2005-22T1, Class A2, IF, IO, 0.20%, 06/25/35	34,217
255,006	Series 2005-26CB, Class A10, IF, 4.23%, 07/25/35	254,177
1,181,600	Series 2005-28CB, Class 1A4, 5.50%, 08/25/35	1,114,938
600,000	Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	557,040
2,387,076	Series 2005-J1, Class 1A4, IF, IO, 0.24%, 02/25/35	35,889
200,000	Series 2007-21CB, Class 1A5, 6.00%, 09/25/37	175,688
	Countrywide Home Loan Mortgage Pass-Through Trust,
710,200	Series 2003-26, Class 1A6, 3.50%, 08/25/33	619,334
74,470	Series 2003-34, Class A11, 5.25%, 09/25/33	66,720
186,364	Series 2003-44, Class A6, PO, 10/25/33	143,679
236,671	Series 2003-J7, Class 4A3, IF, 3.52%, 08/25/18	227,668
221,941	Series 2004-7 Class 2A1, FRN, 4.04%, 06/25/34	222,720
151,956	Series 2004-HYB1, Class 2A, VAR, 4.22%, 05/20/34	150,041
196,812	Series 2004-HYB3, Class 2A, VAR, 4.07%, 06/20/34	195,278
122,066	Series 2004-J8, Class A, PO, 11/25/19	95,788
747,701	Series 2004-J8, Class 1A2, 4.75%, 11/25/19	737,604
500,000	Series 2005-16, Class A23, 5.50%, 09/25/35	488,712
684,576	Series 2005-22, Class 2A1, FRN, 5.26%, 11/25/35	684,908
131,421	CS First Boston Mortgage Securities Corp., Series 2004-5, Class 5P, PO, 08/25/19	96,996
288,510	First Horizon Alternative Mortgage Securities, Series 2005-FA8, Class 1A19, 5.50%, 11/25/35	281,355
	First Horizon Asset Securities, Inc.,
500,000	Series 2003-3, Class 1A4, 3.90%, 05/25/33	463,083
557,479	Series 2004-AR7, Class 2A1, FRN, 4.91%, 02/25/35	560,452
300,000	Series 2004-AR7, Class 2A2, FRN, 4.91%, 02/25/35	303,839
469,675	Series 2005-AR1, Class 2A2, FRN, 5.01%, 04/25/35	473,076
650,000	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 3A4, VAR, 4.85%, 06/19/35	647,025
	GSR Mortgage Loan Trust,
454,389	Series 2004-6F, Class 1A2, 5.00%, 05/25/34	376,919
1,000,000	Series 2004-6F, Class 3A4, 6.50%, 05/25/34	1,021,215
572,188	Series 2004-10F, Class 2A1, 5.00%, 08/25/19	571,832
58,951	Series 2004-13F, Class 3A3, 6.00%, 11/25/34	56,108

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
3,074,563	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, FRN, IO, 0.72%, 08/25/35	40,984
	MASTR Adjustable Rate Mortgages Trust,
386,179	Series 2004-13, Class 2A1, FRN, 3.82%, 04/21/34	382,263
1,100,000	Series 2004-13, Class 3A6, FRN, 3.79%, 11/21/34	1,087,596
	MASTR Alternative Loans Trust,
439,170	Series 2003-9, Class 8A1, 6.00%, 01/25/34	423,887
1,183,711	Series 2004-4, Class 10A1, 5.00%, 05/25/24	1,118,389
494,793	Series 2004-6, Class 7A1, 6.00%, 07/25/34	499,122
69,512	Series 2004-7, Class 30, PO, 08/25/34	50,351
509,670	Series 2004-8, Class 6A1, 5.50%, 09/25/19	503,085
647,539	Series 2004-10, Class 1A1, 4.50%, 09/25/19	633,374
	MASTR Asset Securitization Trust,
122,665	Series 2003-4, Class 2A2, 5.00%, 05/25/18	122,664
226,686	Series 2003-11, Class 6A2, 4.00%, 12/25/33	224,678
267,828	Series 2003-12, Class 15, PO, 12/25/18	212,418
314,423	Series 2004-8, Class PO, PO, 08/25/19	241,436
555,095	Series 2004-10, Class 15, PO, 10/25/19	419,910
321,116	Series 2004-6, Class 15, PO, 05/25/19	254,164
1,015,419	MASTR Resecuritization Trust, Series 2005-PO, Class 3, PO, 05/28/35 (e)	649,868
164,264	MortgageIT Trust, Series 2005-1, Class 1A1, FRN, 5.18%, 02/25/35	159,726
121,580	Nomura Asset Acceptance Corp., Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	122,301
	Residential Accredit Loans, Inc.,
336,998	Series 2002-QS8, Class A5, 6.25%, 06/25/17	335,285
758,362	Series 2003-QR19, Class CB4, 5.75%, 10/25/33	729,790
77,032	Series 2003-QS3, Class A2, IF, 5.80%, 02/25/18	80,872
270,546	Series 2003-QS3, Class A8, IF, IO, 2.73%, 02/25/18	22,107
599,663	Series 2003-QS9, Class A3, IF, IO, 2.68%, 05/25/18	55,813
719,979	Series 2003-QS14, Class A1, 5.00%, 07/25/18	717,054
215,801	Series 2003-QS18, Class A1, 5.00%, 09/25/18	215,059
95,425	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.75%, 02/25/19	93,963
	Residential Funding Mortgage Securities I,
438,635	Series 2003-S7, Class A17, 4.00%, 05/25/33	404,987
258,002	Series 2003-S11, Class 4A5, 2.50%, 06/25/18	250,791
165,000	Series 2003-S12, Class 4A5, 4.50%, 12/25/32	158,501
430,970	Series 2005-SA4, Class 1A1, VAR, 4.94%, 09/25/35	438,803
30,670	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP2, Class 1, PO, 12/25/18	25,352
400,000	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.97%, 06/25/34	384,694
	Structured Asset Securities Corp.,
500,000	Series 2003-8, Class 1A2, 5.00%, 04/25/18	494,299
311,720	Series 2004-20, Class 1A3, 5.25%, 11/25/34	304,152
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
3,248,300	Series 2005-2, Class 1A4, IF, IO, 0.19%, 04/25/35	60,945
1,088,416	Series 2005-2, Class 2A3, IF, IO, 0.14%, 04/25/35	20,380
800,000	Series 2005-4, Class CB7, 5.50%, 06/25/35	760,193
115,958	Series 2005-4, Class DP, PO, 06/25/20	87,931
328,291	Series 2005-6, Class 2A4, 5.50%, 08/25/35	320,658
	Washington Mutual Mortgage Pass-Through Certificates,
125,572	Series 2003-AR4, Class A6, VAR, 3.42%, 05/25/33	125,548
88,882	Series 2003-AR8, Class A, FRN, 4.03%, 08/25/33	88,213
316,035	Series 2003-S4, Class 3A, 5.50%, 06/25/33	316,594
452,456	Series 2003-S8, Class A4, 4.50%, 09/25/18	436,623
877,057	Series 2003-S10, Class A5, 5.00%, 10/25/18	868,151
67,466	Series 2003-S10, Class A6, PO, 10/25/18	40,279
132,142	Series 2004-AR3, Class A2, VAR, 4.24%, 06/25/34	130,861
905,378	Series 2004-S3, Class 2A3, IF, 5.46%, 07/25/34	901,903
222,921	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2002-MS12, Class A, 6.50%, 05/25/32	222,915
	Wells Fargo Mortgage Backed Securities Trust,
150,000	Series 2003-8, Class A9, 4.50%, 08/25/18	144,692
87,770	Series 2003-11, Class 1A, PO, 10/25/18	72,550
663,000	Series 2003-11, Class 1A4, 4.75%, 10/25/18	658,502
146,798	Series 2003-17, Class 2A4, 5.50%, 01/25/34	146,185
572,108	Series 2003-K, Class 1A2, FRN, 4.49%, 11/25/33	553,736
331,322	Series 2004-7, Class 2A2, 5.00%, 07/25/19	330,390
620,897	Series 2004-EE, Class 3A1, FRN, 4.00%, 12/25/34	613,355
721,940	Series 2004-P, Class 2A1, FRN, 4.23%, 09/25/34	707,179
600,000	Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	594,127

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
350,682	Series 2005-AR10, Class 2A4, FRN, 4.11%, 06/25/35	346,774
292,090	Series 2005-AR16, Class 2A1, VAR, 4.94%, 10/25/35	294,589
		42,729,915
	Total Collateralized Mortgage Obligations (Cost $104,001,001)	103,233,813
	Commercial Mortgage-Backed Securities — 1.5%
550,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.18%, 09/10/47	549,256
	Bear Stearns Commercial Mortgage Securities,
24,405	Series 2000-WF1, Class A1, VAR, 7.64%, 02/15/32	24,608
3,104	Series 2004-T16, Class A2, 3.70%, 02/13/46	3,098
250,000	Series 2005-PWR9, Class AAB, 4.80%, 09/11/42	245,862
360,000	Series 2006-PW11, Class A4, VAR, 5.46%, 03/11/39	365,366
225,149	Series 2006-PW14, Class A1, 5.04%, 12/11/38	225,026
167,410	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.72%, 03/15/49	169,734
94,695	DLJ Commercial Mortgage Corp., Series 1999-CG2, Class A1B, VAR, 7.30%, 06/10/32	97,337
330,000	Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB, VAR, 4.67%, 06/12/43	322,991
	Morgan Stanley Capital I,
216,186	Series 2006-IQ12, Class A1, 5.26%, 12/15/43	216,984
78,832	Series 2006-T23, Class A1, 5.68%, 08/12/41	79,940
200,000	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.10%, 08/15/39	205,963
450,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.04%, 10/15/41	445,036
	Total Commercial Mortgage-Backed Securities (Cost $2,970,010)	2,951,201
	Corporate Bonds — 13.8%
	Aerospace & Defense — 0.1%
135,000	Northrop Grumman Corp., 7.13%, 02/15/11	143,876
54,861	Systems 2001 AT LLC (Cayman Islands), 7.16%, 12/15/11 (c) (e)	57,115
		200,991
	Airlines — 0.1%
85,000	American Airlines, Inc., Series 1999-1, 7.02%, 10/15/09	85,318
	United Airlines, Inc.,
120,196	Series 2001-1, 6.07%, 03/01/13	120,647
76,770	Series 2001-1, 6.20%, 09/01/08	76,386
		282,351
	Automobiles — 0.2%
350,000	DaimlerChrysler NA Holding Corp., 7.20%, 09/01/09	360,914
	Capital Markets — 2.6%
	Bear Stearns Cos., Inc. (The),
100,000	3.25%, 03/25/09 (c)	96,831
100,000	5.70%, 11/15/14	94,830
250,000	6.40%, 10/02/17	241,540
	Credit Suisse First Boston USA, Inc.,
50,000	4.88%, 01/15/15	48,881
150,000	5.50%, 08/15/13	152,670
500,000	6.13%, 11/15/11	520,270
	Goldman Sachs Group, Inc. (The),
200,000	3.88%, 01/15/09	197,952
375,000	4.75%, 07/15/13	367,310
150,000	5.25%, 10/15/13	150,051
100,000	5.50%, 11/15/14	100,874
150,000	6.25%, 09/01/17	156,045
70,000	6.75%, 10/01/37	68,584
200,000	6.88%, 01/15/11	212,121
	Lehman Brothers Holdings, Inc.,
100,000	4.00%, 01/22/08	99,866
100,000	5.75%, 05/17/13	100,554
175,000	6.63%, 01/18/12	181,755
200,000	Series G, 4.80%, 03/13/14	186,139
	Merrill Lynch & Co., Inc.,
100,000	4.79%, 08/04/10	99,088
150,000	5.45%, 07/15/14 (c)	147,472
120,000	6.40%, 08/28/17 (c)	121,915
200,000	Series B, 3.70%, 04/21/08	198,555
200,000	Series C, 4.13%, 01/15/09	197,394
	Morgan Stanley,
400,000	4.75%, 04/01/14	374,742
300,000	6.60%, 04/01/12	315,217
450,000	6.75%, 04/15/11	471,664
150,000	State Street Corp., 7.65%, 06/15/10	160,079
		5,062,399

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Chemicals — 0.3%
	Dow Chemical Co. (The),
110,000	6.00%, 10/01/12	114,348
150,000	6.13%, 02/01/11	155,625
30,000	7.38%, 11/01/29	32,998
80,000	Monsanto Co., 7.38%, 08/15/12	87,221
50,000	Potash Corp. of Saskatchewan (Canada), 4.88%, 03/01/13	49,483
90,000	Praxair, Inc., 5.25%, 11/15/14	90,696
		530,371
	Commercial Banks — 1.6%
	Barclays Bank plc (United Kingdom),
100,000	5.45%, 09/12/12	102,499
150,000	6.05%, 12/04/17 (e)	151,143
75,000	Branch Banking & Trust Co., 4.88%, 01/15/13	73,510
250,000	Firstar Bank N.A., 7.13%, 12/01/09	262,715
50,000	HSBC Holdings plc (United Kingdom), 7.35%, 11/27/32	52,838
250,000	Huntington National Bank (The), 8.00%, 04/01/10	267,221
200,000	KeyCorp, Series G, 4.70%, 05/21/09	199,533
75,000	Marshall & Ilsley Corp., 5.35%, 04/01/11	75,804
50,000	PNC Funding Corp., 5.25%, 11/15/15	48,460
75,000	Popular North America, Inc., 4.25%, 04/01/08	74,840
50,000	Regions Financial Corp., 7.38%, 12/10/37	50,153
190,000	Royal Bank of Canada (Canada), 3.88%, 05/04/09	188,718
250,000	SunTrust Bank, 6.38%, 04/01/11	260,533
100,000	US Bancorp, 7.50%, 06/01/26	114,002
200,000	US Bank N.A., 6.50%, 02/01/08	200,046
	Wachovia Bank N.A.,
250,000	6.60%, 01/15/38	251,255
100,000	7.80%, 08/18/10	107,772
	Wachovia Corp.,
240,000	3.50%, 08/15/08	237,215
150,000	3.63%, 02/17/09	146,896
260,000	Wells Fargo & Co., 3.13%, 04/01/09	254,914
		3,120,067
	Communications Equipment — 0.0% (g)
80,000	Cisco Systems, Inc., 5.50%, 02/22/16	81,358
	Computers & Peripherals — 0.1%
	International Business Machines Corp.,
150,000	5.39%, 01/22/09	151,308
50,000	6.22%, 08/01/27	52,077
		203,385
	Consumer Finance — 0.9%
	Capital One Financial Corp.,
65,000	5.70%, 09/15/11	62,794
185,000	6.25%, 11/15/13	177,885
	HSBC Finance Corp.,
150,000	5.00%, 06/30/15	143,058
150,000	5.25%, 01/15/14	148,043
200,000	6.40%, 06/17/08	200,933
500,000	6.50%, 11/15/08	505,489
	International Lease Finance Corp.,
60,000	4.50%, 05/01/08	59,794
40,000	5.88%, 05/01/13	40,662
	SLM Corp.,
150,000	4.00%, 01/15/10	138,154
100,000	Series A, 5.38%, 01/15/13	89,455
100,000	Toyota Motor Credit Corp., 2.88%, 08/01/08	98,682
100,000	Washington Mutual Financial Corp., 6.88%, 05/15/11	105,349
		1,770,298
	Diversified Financial Services — 1.9%
250,000	Associates Corp. of North America, 8.55%, 07/15/09	262,219
	Bank of America Corp.,
200,000	3.88%, 01/15/08 (c)	199,873
200,000	5.25%, 12/01/15	195,366
570,000	7.80%, 02/15/10	604,087
150,000	CIT Group, Inc., 7.63%, 11/30/12	152,041
	Citigroup, Inc.,
150,000	4.70%, 05/29/15	141,832
300,000	5.63%, 08/27/12	303,894
	General Electric Capital Corp.,
500,000	7.38%, 01/19/10	529,976
150,000	Series A, 3.50%, 05/01/08	149,352
390,000	Series A, 5.88%, 02/15/12	406,343
110,000	Series A, 6.00%, 06/15/12	115,317
200,000	Series A, 6.75%, 03/15/32	227,077
165,000	Genworth Global Funding Trusts, 5.20%, 10/08/10	167,368
130,000	Textron Financial Corp., 5.13%, 02/03/11	133,510
		3,588,255
	Diversified Telecommunication Services — 1.3%
100,000	Bell Telephone Co. of Pennsylvania, 8.35%, 12/15/30	119,699
100,000	BellSouth Corp., 5.20%, 09/15/14	99,802
275,175	Bellsouth Telecommunications, Inc., 6.30%, 12/15/15	288,332

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — Continued
400,000	British Telecommunications plc (United Kingdom), 8.63%, 12/15/10	438,940
180,000	France Telecom S.A. (France), 7.75%, 03/01/11	193,469
150,000	Nynex Capital Funding Co., Series B, SUB, 8.23%, 10/15/09	159,945
	Sprint Capital Corp.,
100,000	8.38%, 03/15/12	108,302
60,000	8.75%, 03/15/32	67,632
130,000	Telecom Italia Capital S.A. (Luxembourg), 5.25%, 11/15/13	128,483
115,000	TELUS Corp. (Canada), 8.00%, 06/01/11	124,599
650,000	Verizon Global Funding Corp., 7.25%, 12/01/10	696,755
100,000	Verizon Virginia, Inc., Series A, 4.63%, 03/15/13	96,591
		2,522,549
	Electric Utilities — 0.5%
100,000	Carolina Power & Light Co., 5.13%, 09/15/13	100,193
100,000	CenterPoint Energy Houston Electric LLC, Series M2, 5.75%, 01/15/14	100,838
150,000	Exelon Generation Co. LLC, 6.95%, 06/15/11	156,505
30,000	Florida Power & Light Co., 5.95%, 10/01/33 (c)	30,345
75,000	Pacific Gas & Electric Co., 5.63%, 11/30/17	75,227
75,000	Potomac Electric Power, 6.50%, 11/15/37	75,866
65,000	PSEG Power LLC, 7.75%, 04/15/11	69,935
175,000	Public Service Co. of Oklahoma, Series G, 6.63%, 11/15/37	177,570
	Virginia Electric and Power Co.,
140,000	5.10%, 11/30/12	140,602
70,000	5.95%, 09/15/17	72,156
		999,237
	Food & Staples Retailing — 0.1%
150,000	Kroger Co. (The), 8.05%, 02/01/10	159,689
	Food Products — 0.1%
	Kraft Foods, Inc.,
165,000	6.13%, 02/01/18	166,261
100,000	6.88%, 02/01/38	103,819
		270,080
	Gas Utilities — 0.1%
25,000	CenterPoint Energy Resources Corp., 6.13%, 11/01/17	25,442
80,000	KeySpan Gas East Corp., 7.88%, 02/01/10	84,916
50,000	TransCanada Pipelines Ltd. (Canada), 4.00%, 06/15/13	47,746
		158,104
	Industrial Conglomerates — 0.1%
250,000	General Electric Co., 5.00%, 02/01/13	253,181
	Insurance — 1.4%
130,000	American International Group, Inc., 4.25%, 05/15/13	123,665
300,000	ASIF Global Financing XIX, 4.90%, 01/17/13 (e)	293,541
250,000	ASIF Global Financing XXIII, 3.90%, 10/22/08 (e)	247,117
200,000	Jackson National Life Global Funding, 6.13%, 05/30/12 (e)	213,679
	John Hancock Global Funding II,
100,000	3.50%, 01/30/09 (c) (e)	98,608
100,000	7.90%, 07/02/10 (e)	109,046
200,000	MassMutual Global Funding II, 3.50%, 03/15/10 (e)	198,006
100,000	Metropolitan Life Global Funding I, 5.20%, 09/18/13 (e)	103,355
150,000	Monumental Global Funding II, 4.38%, 07/30/09 (e)	150,633
100,000	Nationwide Financial Services, 6.25%, 11/15/11	105,197
	New York Life Global Funding,
75,000	3.88%, 01/15/09 (e)	74,565
250,000	5.38%, 09/15/13 (e)	250,105
145,000	Pacific Life Global Funding, 3.75%, 01/15/09 (e)	143,300
300,000	Principal Life Global Funding I, 6.25%, 02/15/12 (e)	319,601
	Protective Life Secured Trust,
85,000	4.00%, 10/07/09	85,275
200,000	4.00%, 04/01/11	200,414
		2,716,107
	Media — 0.5%
125,000	Comcast Cable Communications Holdings, Inc., 7.13%, 06/15/13	133,633
335,000	Comcast Cable Holding LLC, 9.80%, 02/01/12	386,941
	Comcast Corp.,
100,000	5.50%, 03/15/11	100,956
50,000	5.90%, 03/15/16	50,304
100,000	Historic TW, Inc., 9.15%, 02/01/23	122,346
	Time Warner Entertainment Co. LP,
50,000	8.38%, 03/15/23	58,895
150,000	10.15%, 05/01/12	176,319
		1,029,394

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Metals & Mining — 0.1%
100,000	Alcoa, Inc., 5.55%, 02/01/17	97,017
	Multi-Utilities — 0.2%
130,000	DTE Energy Co., Series A, 6.65%, 04/15/09	133,078
150,000	Duke Energy Carolinas LLC, 5.63% 11/30/12	155,683
		288,761
	Oil, Gas & Consumable Fuels — 0.2%
75,000	ConocoPhillips Canada Funding Co. (Canada), 5.63%, 10/15/16 (c)	77,324
125,000	ConocoPhillips Co., 8.75%, 05/25/10	136,945
150,000	Marathon Oil Corp., 6.00%, 10/01/17	152,750
		367,019
	Paper & Forest Products — 0.2%
	International Paper Co.,
55,000	4.25%, 01/15/09	54,443
165,000	4.00%, 04/01/10	163,371
	Weyerhaeuser Co.,
100,000	6.75%, 03/15/12	105,014
		322,828
	Personal Products — 0.1%
95,158	Procter & Gamble Co., Series A, 9.36%, 01/01/21	121,267
	Real Estate Investment Trusts (REITs) — 0.1%
100,000	HRPT Properties Trust, 6.65%, 01/15/18	96,788
	Real Estate Management & Development — 0.0% (g)
30,000	ERP Operating LP, 4.75%, 06/15/09	29,598
	Road & Rail — 0.1%
	Burlington Northern Santa Fe Corp.,
60,000	6.13%, 03/15/09	60,791
150,000	7.13%, 12/15/10	159,102
		219,893
	Software — 0.0% (g)
50,000	Oracle Corp. and Ozark Holding, Inc., 5.25%, 01/15/16	49,902
	Thrifts & Mortgage Finance — 0.5%
	Countrywide Home Loans, Inc.,
50,000	3.25%, 05/21/08 (c)	45,183
250,000	Series L, 4.00%, 03/22/11	180,513
250,000	Washington Mutual Bank FA, 5.65%, 08/15/14	220,650
	Washington Mutual, Inc.,
90,000	4.20%, 01/15/10	80,403
50,000	7.25%, 11/01/17	44,037
	World Savings Bank FSB,
300,000	4.50%, 06/15/09	300,111
		870,897
	Water Utilities — 0.1%
100,000	American Water Capital Corp., 6.09%, 10/15/17 (e)	99,663
	Wireless Telecommunication Services — 0.3%
150,000	New Cingular Wireless Services, Inc., 7.88%, 03/01/11	162,445
400,000	Sprint Nextel Corp., 6.00%, 12/01/16	383,117
		545,562
	Total Corporate Bonds (Cost $26,100,772)	26,417,925
	Foreign Government Securities — 0.4%
400,000	Province of Quebec (Canada), 5.75%, 02/15/09	407,248
	United Mexican States (Mexico),
150,000	4.63%, 10/08/08	149,775
100,000	6.63%, 03/03/15	108,380
	Total Foreign Government Securities (Cost $650,340)	665,403
	Mortgage Pass-Through Securities — 11.9%
	Federal Home Loan Mortgage Corp. Conventional Pools,
57,881	10.00%, 01/01/20-09/01/20	66,134
5,915	12.00%, 07/01/19	6,755
402,446	ARM, 4.13%, 04/01/34	398,895
270,586	ARM, 4.63%, 03/01/35	269,111
	Federal Home Loan Mortgage Corp. Gold Pools,
1,394,158	4.00%, 05/01/14 – 05/01/19	1,358,221
442,609	4.00%, 09/01/35	408,349
688,878	4.50%, 08/01/18 – 05/01/19	677,144
295,148	5.50%, 10/01/33	295,063
139,081	6.00%, 12/01/22	141,987
301,058	6.00%, 01/01/34	306,014
587,295	6.50%, 10/01/17 – 02/01/19	607,956
259,533	6.50%, 11/01/22	268,548
352,872	7.00%, 01/01/17	367,134
305,014	7.00%, 07/01/29	315,369
6,848	7.50%, 09/01/10	6,925
49,477	8.50%, 11/01/15	54,545
3,452	9.00%, 06/01/10	3,630

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
	Federal National Mortgage Association Pools,
390,542	3.00%, 09/01/31	343,445
678,438	3.50%, 09/01/18 – 06/01/19	635,948
422,625	4.00%, 09/01/13	419,386
3,651,711	4.00%, 07/01/18 – 12/01/18	3,514,413
699,709	4.50%, 07/01/18 – 12/01/19	688,258
935,704	4.50%, 11/01/14 – 01/01/25	927,581
921,489	4.50%, 08/01/33 – 02/01/35	872,769
75,114	5.00%, 06/01/18	75,302
467,815	5.00%, 09/01/35	456,715
177,943	5.50%, 09/01/33	178,075
789,310	5.50%, 12/01/33 – 01/01/34	789,895
39,579	6.00%, 05/01/09	39,877
606,590	6.00%, 03/01/18 – 07/01/19	621,527
1,490,282	6.00%, 01/01/29 – 09/01/33	1,519,747
1,023,368	6.50%, 03/01/19 – 10/01/35	1,055,777
190,889	6.50%, 08/01/20	197,112
10,788	7.00%, 08/01/32	11,353
67,961	8.00%, 11/01/12	70,300
285,291	8.00%, 03/01/27 – 11/01/28	305,875
92,794	8.50%, 10/01/26 – 08/01/27	99,695
24,544	8.50%, 06/01/30	26,398
110,437	9.00%, 04/01/25	119,746
6,448	10.00%, 08/01/21	7,382
490,715	ARM, 3.87%, 07/01/33	501,813
423,513	ARM, 4.15%, 01/01/34	421,921
262,720	ARM, 4.19%, 10/01/34	261,097
388,951	ARM, 4.65%, 05/01/35	390,741
121,663	ARM, 4.76%, 04/01/34	123,327
716,297	ARM, 4.79%, 08/01/34	718,698
881,811	ARM, 4.83%, 01/01/35	888,772
338,016	ARM, 4.89%, 04/01/33	340,922
16,541	ARM, 5.63%, 03/01/29	16,645
6,327	ARM, 6.71%, 03/01/19	6,338
	Freddie Mac Gold Pools,
200,703	6.50%, 11/01/34	206,855
193,223	7.00%, 04/01/35	202,729
	Government National Mortgage Association Pools,
17,565	6.50%, 10/15/28	18,231
36,263	7.00%, 06/15/33	38,734
14,368	7.50%, 09/15/28	15,339
61,475	8.00%, 01/15/16	65,069
51,134	8.00%, 09/15/22 – 05/15/28	55,126
4,976	8.50%, 05/20/25	5,413
	Total Mortgage Pass-Through Securities (Cost $22,792,503)	22,806,126
	Municipal Bond — 0.1%
250,000	State of Illinois, Taxable Pension, GO, 5.10%, 06/01/33 (Cost $250,000)	240,773
	Supranational — 0.0% (g)
50,000	Corp. Andina de Fomento, 5.20%, 05/21/13 (Cost $49,875)	49,930
	U.S. Treasury Obligations — 12.9%
	U.S. Treasury Bonds Coupon STRIPS,
705,000	11/15/12 (c)	596,489
4,000,000	02/15/14 (m)	3,182,396
5,750,000	05/15/14 (m)	4,515,205
825,000	02/15/15 (m)	623,968
360,000	08/15/15 (c)	265,995
3,085,000	11/15/15 (c)	2,243,026
4,500,000	02/15/16 (m)	3,228,592
1,215,000	05/15/16 (c)	860,030
200,000	08/15/16	140,116
2,900,000	11/15/16 (c)	2,002,102
4,600,000	05/15/17 (m)	3,090,211
2,900,000	11/15/17	1,901,745
1,750,000	02/15/19 (c)	1,069,124
100,000	02/15/22 (c)	51,889
500,000	02/15/23 (c)	248,033
195,000	U.S. Treasury Note Principal STRIPS, 11/15/12	165,303
387,564	U.S. Treasury Inflation Indexed Bonds, 3.63%, 04/15/28 (c)	490,995
	Total U.S. Treasury Obligations (Cost $23,307,578)	24,675,219
	Total Long-Term Investments (Cost $182,603,491)	183,534,322

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.1%
	Investment Company — 4.1%
7,750,727	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (Cost $7,750,727)	7,750,727

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 4.0%
	Certificate of Deposit — 0.5%
1,000,000	Deutsche Bank, New York, FRN, 4.60%, 01/22/08	1,000,000
	Corporate Notes — 1.9%
750,000	Banque Federative du Credit Mutuel (France), FRN, 5.21%, 08/01/08	747,605
100,000	Beta Finance, Inc., FRN, 4.37%, 01/15/08 (i) (s)	100,000
1,000,000	CDC Financial Products, Inc., FRN, 4.65%, 01/31/08	1,000,000
750,000	Macquarie Bank Ltd. (Australia), FRN, 4.95%, 08/20/08	749,615
1,000,000	Unicredito Italiano Bank plc, FRN, 5.26%, 08/08/08	997,727
		3,594,947
	Repurchase Agreements — 1.6%
594,477	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $594,629, collateralized by U.S. Government Agency Mortgages	594,477
1,250,000	Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $1,250,330, collateralized by U.S. Government Agency Mortgages	1,250,000
1,250,000	Lehman Brothers, Inc., 4.49%, dated 12/31/07, due 01/02/08, repurchase price $1,250,312, collateralized by U.S. Government Agency Mortgages	1,250,000
		3,094,477
	Total Investments of Cash Collateral for Securities on Loan (Cost $7,689,424)	7,689,424
	Total Investments — 103.8% (Cost $198,043,642)	198,974,473
	Liabilities in Excess of Other Assets — (3.8)%	(7,196,101)
	NET ASSETS — 100.0%	$191,778,372

Percentages indicated are based on net assets.

ABBREVIATIONS

(b) —	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c) —	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e) —	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g) —	Amount rounds to less than 0.1%.

(i) —	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m) —	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(s) —	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

ARM —	Adjustable rate Mortgage

CMO —	Collateralized Mortgage Obligation

FRN —	Floating Rate Note. The interest rate shown is the rate in effect as of December 31, 2007.

GO —	General Obligation

HB —	High Coupon Bonds (aka “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit and allocating them to the small principal of the HB class.

IF —	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2007. The rate may be subject to a cap and floor.

IO —	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO —	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market values of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMICS —	Real Estate Mortgage Investment Conduits

STRIPS —	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB —	Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2007.

VAR —	Variable Rate Note. The interest rate shown is the rate in effect as of December 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   15

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007

Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$191,223,746
Investments in affiliates, at value	7,750,727
Total investment securities, at value	198,974,473
Cash	2,880
Receivables:
Investment securities sold	28,250
Portfolio shares sold	104,100
Interest and dividends	1,004,473
Total Assets	200,114,176

LIABILITIES:
Payables:
Collateral for securities lending program	7,689,424
Portfolio shares redeemed	452,082
Accrued liabilities:
Investment advisory fees	50,747
Administration fees	18,337
Distribution fees	3
Custodian and accounting fees	20,915
Trustees’ and Chief Compliance Officer’s fees	447
Other	103,849
Total Liabilities	8,335,804
Net Assets	$191,778,372

NET ASSETS:
Paid in capital	$183,389,634
Accumulated undistributed (distributions in excess of) net investment income	9,891,156
Accumulated net realized gains (losses)	(2,433,249)
Net unrealized appreciation (depreciation)	930,831
Total Net Assets	$191,778,372

Net Assets:
Class 1	$191,761,981
Class 2	16,391
Total	$191,778,372
Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	16,808,130
Class 2	1,440

Net asset value, offering and redemption price per share
Class 1	$11.41
Class 2	11.38

Cost of investments in non-affiliates	$190,292,915
Cost of investments in affiliates	7,750,727
Market value of securities on loan	7,658,777

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

Core Bond Portfolio
INVESTMENT INCOME:
Interest income	$10,437,349
Dividend income from affiliates (a)	730,001
Income from securities lending (net)	29,700
Total investment income	11,197,050

EXPENSES:
Investment advisory fees	858,485
Administration fees	213,089
Distribution fees — Class 2	40
Custodian and accounting fees	103,682
Professional fees	63,634
Trustees’ and Chief Compliance Officer’s fees	2,984
Printing and mailing costs	104,647
Transfer agent fees	20,828
Other	29,887
Total expenses	1,397,276
Less amounts waived	(108,757)
Less earnings credits	(742)
Net expenses	1,287,777
Net investment income (loss)	9,909,273

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	181,031
Change in net unrealized appreciation (depreciation) of investments	2,902,437
Net realized/unrealized gains (losses)	3,083,468
Change in net assets resulting from operations	$12,992,741

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   17

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Core Bond Portfolio
	Year Ended 12/31/2007	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,909,273	$12,636,176
Net realized gain (loss)	181,031	(1,458,598)
Change in net unrealized appreciation (depreciation)	2,902,437	(1,931,371)
Change in net assets resulting from operations	12,992,741	9,246,207

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(12,615,792)	(12,776,052)
Class 2 (a)
From net investment income	(761)	—
Total distributions to shareholders	(12,616,553)	(12,776,052)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions:	(60,753,465)	(71,653,539)

NET ASSETS:
Change in net assets	(60,377,277)	(75,183,384)
Beginning of period	252,155,649	327,339,033
End of period	$191,778,372	$252,155,649
Accumulated undistributed (distributions in excess of) net investment income	$9,891,156	$12,598,436

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$24,555,906	$64,392,680
Dividends and distributions reinvested	12,615,792	12,776,052
Cost of shares redeemed	(97,925,924)	(148,837,346)
Change in net assets from Class 1 capital transactions	$(60,754,226)	$(71,668,614)

Class 2 (a)
Proceeds from shares issued	$—	$15,075
Dividends and distributions reinvested	761	—
Change in net assets from Class 2 capital transactions	$761	$15,075

Total change in net assets from capital transactions	$(60,753,465)	$(71,653,539)

SHARE TRANSACTIONS:
Class 1
Issued	2,208,976	5,824,077
Reinvested	1,156,351	1,187,366
Redeemed	(8,880,045)	(13,769,215)
Change in Class 1 Shares	(5,514,718)	(6,757,772)

Class 2 (a)
Issued	—	1,370
Reinvested	70	—
Change in Class 2 Shares	70	1,370

(a)	Commencement of offering of class of shares effective August 16, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   19

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Class 1
Year Ended December 31, 2007	$11.30	$0.51	(e)	$0.17	$0.68	$(0.57)
Year Ended December 31, 2006	11.26	0.54		(0.08)	0.46	(0.42)
Year Ended December 31, 2005	11.45	0.40		(0.14)	0.26	(0.45)
Year Ended December 31, 2004	11.58	0.46		0.01	0.47	(0.60)
Year Ended December 31, 2003	11.83	0.59		(0.15)	0.44	(0.69)

Class 2
Year Ended December 31, 2007	11.29	0.49	(e)	0.16	0.65	(0.56)
August 16, 2006 (d) through December 31, 2006	11.00	0.18		0.11	0.29	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$ 11.41	6.21%	$191,762	0.60%	4.62%	0.65%	4%
11.30	4.23	252,140	0.65	4.52	0.70	13
11.26	2.39	327,339	0.74	4.54	0.79	17
11.45	4.13	234,961	0.75	4.79	0.79	15
11.58	3.87	189,747	0.75	5.50	0.81	21

11.38	5.93	16	0.85	4.36	0.91	4
11.29	2.64	15	0.84	4.29	0.87	13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   21

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Core Bond Portfolio	Class 1 and Class 2

Class 2 Shares of the Portfolio commenced operations on August 16, 2006.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the market value and percentage of net assets of illiquid securities as of December 31, 2007:

Market Value	Percentage
$100,000	0.1%

C. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

D. Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended December 31, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2007, the Portfolio had securities with the following market values on loan, received the following collateral and for the year then ended, paid the following amounts to related party affiliates:

Market Value of Loaned Securities	Market Value of Collateral	Lending Agent Fees Paid
$7,658,777	$7,689,424	$6,879

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to reserve assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   23

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.40%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2007 was $24,751.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The contractual expense limitation agreements were in effect for the year ended December 31, 2007. The expense limitation percentages in the table above are in place until at least April 30, 2008.

For the year ended December 31, 2007, the Advisor contractually waived fees for the Portfolio in the amount of $108,757. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2007, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$7,720,972	$43,646,123	$408,927	$18,111,216

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$198,043,663	$3,574,263	$2,643,453	$930,810

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$12,616,553	$12,616,553

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$12,776,052	$12,776,052

At December 31, 2007 the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$9,897,039	$(2,433,194)	$930,810

The cumulative timing differences primarily consist of deferred compensation, post-October loss deferrals and wash sale loss deferrals.

As of December 31, 2007, the Portfolio had net capital loss carryforwards, which are available to offset future realized gains:

2011	2012	2014	Total
$218,867	$224,214	$1,990,113	$2,433,194

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   25

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

During the year ended December 31, 2007, the Portfolio utilized capital loss carryforwards of $181,076.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2007, the Portfolio deferred to January 1, 2008 post October capital losses of $35.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Portfolio had no borrowings outstanding at December 31, 2007, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

Report of Independent Registered Public Accounting Firm

To the Trustees of JPMorgan Insurance Trust and
Shareholders of JPMorgan Insurance Trust Core Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Core Bond Portfolio (a portfolio of the JPMorgan Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 13, 2008

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   27

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

28   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued) (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee

Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   29

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

30   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2007, and continued to hold your shares at the end of the reporting period, December 31, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,053.60	$3.11	0.60%
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class 2
Actual	1,000.00	1,051.80	4.40	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of the investment advisory agreement for the JPMorgan Insurance Trust Core Bond Portfolio (“Portfolio”) whose annual report is contained herein (an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each JPMorgan Fund (the “Funds”), including the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix,

32   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Portfolio’s Chief Compliance Officer had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance is summarized below:

The Trustees noted the Portfolio’s performance in the first, second and first quintiles for the one, three and five year periods, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   33

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios is summarized below:

The Trustees noted that the Portfolio’s net advisory fee was in the second quintile and the actual total expenses were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, considered the fees to be reasonable.

34   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

TAX LETTER
(Unaudited)

Tax Letter (Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2007. The information and distributions reported is this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007.

Treasury Income

For the year ended December 31, 2007, the percentage of income earned from direct U.S. Treasury Obligations for the Portfolio was 9.42%.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   35

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2007.	AN-JPMITCBP-1207

ANNUAL REPORT     DECEMBER 31, 2007

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Diversified Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	19
Trustees	20
Officers	22
Schedule of Shareholder Expenses	23
Board Approval of Investment Advisory Agreement	24
Tax Letter	27

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 14, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Insurance Trust Diversified Equity Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the 12-month period ended December 31, 2007, along with a report from the portfolio managers.

“U.S. stocks encountered several roadblocks during 2007, but none were as significant as the weak housing market coupled with the sub-prime mortgage market meltdown and ensuing credit crisis.”

Challenges mount as year progresses

U.S. stocks encountered several roadblocks during 2007, but none were as significant as the weak housing market coupled with the sub-prime mortgage market meltdown and ensuing credit crisis. This triple threat gathered momentum in the second half of 2007, creating a high degree of market volatility for investors attempting to determine the identity of the holders of risky U.S. mortgage debt and gauge the extent of their losses.

Stocks rebounded in late August and September, as investors distanced themselves from the credit market’s woes and reaffirmed their confidence in the stock market’s longer-term fundamentals. In addition, a much-anticipated — and larger-than-expected — Federal Reserve (Fed) rate cut helped to inspire investors.

Nevertheless, the initial equity market optimism that followed the Fed’s 50-basis-point (bp) rate cut in September gave way to renewed risk aversion in the fourth quarter, as it became increasingly clear that more credit-related difficulties lay ahead. Volatility resurfaced in October, as poor earnings and weak economic data reignited fears about the repercussions of the summer’s credit crisis. Furthermore, several companies revealed large financial losses from sub-prime debt exposure. Additional Fed rate cuts in October and December of 25 bps each generated little enthusiasm among investors, who hoped for more aggressive Fed rate cuts.

Through the first nine months of the year, the S&P 500 Index posted a respectable total return of 9.13%. Stock performance turned negative in the fourth quarter, as the combination of a slowing economy, extended housing market downturn, inflationary signals and rampant credit concerns weighed on all major market indexes. The S&P 500 Index shed nearly a third of its gains in the fourth quarter, ending the year with a one-year total return of 5.49%.

Growth stocks drive U.S. market

From a style perspective, large-cap growth stocks fared the best in the year’s challenging climate and, across the board, growth stocks outpaced their value counterparts. The Russell 1000 Growth Index posted a return of 11.81% for the 12 months, compared with –0.17% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth Index returned 11.43%, while the Russell Midcap Value Index returned –1.42%.

Slower economy may be the price to pay

U.S. economic activity continued to show signs of slowing. Leading indicators have retreated sharply, with the December Institute for Supply Management (ISM) manufacturing report being the most dramatic. The headline ISM measure fell from 50.8 to 47.7, indicating a rapid deceleration in manufacturing activity to come, but not necessarily a looming recession.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Diversified Equity Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	March 30, 1995
Fiscal Year End	December 31
Net Assets as of 12/31/2007	$290,251,108
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Diversified Equity Portfolio, which seeks to provide high total return from a portfolio of selected equity securities*, returned 10.45%** (Class 1 Shares) for the 12 months ended December 31, 2007, compared to the 5.49% return for the S&P 500 Index over the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio outperformed its benchmark in the period due primarily to sector selection in auto and transportation, media and financials, while utilities, semiconductors and capital markets detracted from results.

Shares of pharmaceutical company Merck & Co., Inc. climbed during the year as the company announced a series of guidance upgrades. The company also posted strong third-quarter earnings and raised its full-year earnings forecast. Strong earnings were fueled by an impressive gross margin expansion and double-digit increase in revenue.

Alternatively, Ambac Financial Group, Inc., a bond insurer, was a top detractor in the Portfolio as continued credit market turmoil and concerns over its exposure to sub-prime mortgages drove the stock lower. Shares declined further when the company announced mark-to-market losses in its credit derivative portfolio.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	Overall, the Portfolio continues to be managed with the foresight that there are three distinct macroeconomic scenarios (inflation, soft landing or recession) that could play out in the near-term, with the risk of the recession scenario having increased in the fourth quarter. With that in mind, the Portfolio has been constructed to provide downside protection while positioning it to outperform on the back of strong stock selection. The Portfolio is positioned to take advantage of a secular shift to high-quality growth names and continues to be overweight in the technology sector.

The Portfolio utilizes active stock selection with a systematic valuation process and currently invests in a diversified portfolio of primarily U.S. large-cap equities. To help ensure that stock selection is the principal source of the potential excess return in the Portfolio, we attempt to allow only modest deviations in sector weightings relative to the S&P 500 Index.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	3.7%
2.	Cisco Systems, Inc.	3.6
3.	AT&T, Inc.	2.7
4.	Microsoft Corp.	2.6
5.	Merck & Co., Inc.	2.5
6.	Norfolk Southern Corp.	2.4
7.	Bank of America Corp.	2.3
8.	General Electric Co.	2.3
9.	Procter & Gamble Co.	2.3
10.	Schlumberger Ltd.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	20.2%
Financials	16.4
Energy	12.3
Health Care	11.2
Consumer Staples	10.5
Industrials	9.8
Consumer Discretionary	6.6
Telecommunication Services	4.5
Materials	3.8
Utilities	3.5
Short-Term Investment	1.0
Other (less than 1.0%)	0.2

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	10.45%	12.09%	3.60%
CLASS 2 SHARES	8/16/06	10.12	12.00	3.55

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for the Class 2 Shares prior to their inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Diversified Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from December 31, 1997 to December 31, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Diversified Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.9%
	Common Stocks — 98.9%
	Aerospace & Defense — 2.5%
27,900	Boeing Co.	2,440,134
61,570	United Technologies Corp.	4,712,568
		7,152,702
	Auto Components — 1.7%
132,700	Johnson Controls, Inc.	4,782,508
	Beverages — 0.6%
9,540	Coca-Cola Co. (The)	585,470
16,500	PepsiCo, Inc.	1,252,350
		1,837,820
	Biotechnology — 1.9%
61,208	Amgen, Inc. (a)	2,842,499
35,400	Celgene Corp. (a)	1,635,834
21,800	Gilead Sciences, Inc. (a)	1,003,018
		5,481,351
	Capital Markets — 3.6%
9,400	Ameriprise Financial, Inc.	518,034
4,700	Goldman Sachs Group, Inc. (The)	1,010,735
5,400	Lazard Ltd., Class A (Bermuda)	219,672
17,900	Lehman Brothers Holdings, Inc.	1,171,376
9,100	Merrill Lynch & Co., Inc.	488,488
47,432	Morgan Stanley	2,519,113
35,700	State Street Corp.	2,898,840
78,500	TD AMERITRADE Holding Corp. (a)	1,574,710
		10,400,968
	Chemicals — 1.9%
10,900	Monsanto Co.	1,217,421
17,760	Praxair, Inc.	1,575,490
50,900	Rohm & Haas Co.	2,701,263
		5,494,174
	Commercial Banks — 3.8%
1,500	Fifth Third Bancorp	37,695
20,300	Huntington Bancshares, Inc.	299,628
10,600	SunTrust Banks, Inc.	662,394
15,900	TCF Financial Corp.	285,087
87,220	U.S. Bancorp	2,768,363
41,800	Wachovia Corp.	1,589,654
168,516	Wells Fargo & Co.	5,087,498
8,200	Zions Bancorp	382,858
		11,113,177
	Communications Equipment — 6.5%
382,000	Cisco Systems, Inc. (a)	10,340,740
216,900	Corning, Inc.	5,203,431
50,300	Motorola, Inc.	806,812
64,900	QUALCOMM, Inc.	2,553,815
		18,904,798
	Computers & Peripherals — 4.9%
17,810	Apple, Inc. (a)	3,527,805
38,100	Dell, Inc. (a)	933,831
44,800	EMC Corp. (a)	830,144
84,770	Hewlett-Packard Co.	4,279,190
36,952	International Business Machines Corp.	3,994,511
25,100	Network Appliance, Inc. (a)	626,496
4,100	SanDisk Corp. (a)	135,997
		14,327,974
	Consumer Finance — 0.7%
24,200	American Express Co.	1,258,884
15,400	Capital One Financial Corp.	727,804
		1,986,688
	Diversified Financial Services — 3.8%
165,337	Bank of America Corp.	6,821,805
14,900	CIT Group, Inc.	358,047
114,734	Citigroup, Inc.	3,377,769
759	CME Group, Inc.	520,674
		11,078,295
	Diversified Telecommunication Services — 4.3%
188,963	AT&T, Inc.	7,853,302
107,492	Verizon Communications, Inc.	4,696,326
		12,549,628
	Electric Utilities — 2.7%
1,800	American Electric Power Co., Inc.	83,808
66,000	Edison International	3,522,420
40,800	FirstEnergy Corp.	2,951,472
7,600	FPL Group, Inc.	515,128
44,200	Sierra Pacific Resources	750,516
		7,823,344
	Electronic Equipment & Instruments — 0.0% (g)
3,500	Tyco Electronics Ltd. (Bermuda)	129,955
	Energy Equipment & Services — 2.2%
6,200	Baker Hughes, Inc.	502,820
22,500	Nabors Industries Ltd. (Bermuda) (a)	616,275
54,800	Schlumberger Ltd.	5,390,676
		6,509,771
	Food & Staples Retailing — 3.9%
67,700	CVS/Caremark Corp.	2,691,075

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food & Staples Retailing — Continued
141,300	Safeway, Inc.	4,833,873
1,500	SUPERVALU, Inc.	56,280
65,370	SYSCO Corp.	2,040,198
34,000	Wal-Mart Stores, Inc.	1,616,020
		11,237,446
	Food Products — 1.1%
19,300	General Mills, Inc.	1,100,100
59,358	Kraft Foods, Inc., Class A	1,936,851
		3,036,951
	Health Care Equipment & Supplies — 0.5%
900	CR Bard, Inc.	85,320
24,300	Medtronic, Inc.	1,221,561
		1,306,881
	Health Care Providers & Services — 2.8%
39,220	Aetna, Inc.	2,264,171
23,100	Cardinal Health, Inc.	1,334,025
7,300	Cigna Corp.	392,229
1,200	UnitedHealth Group, Inc.	69,840
44,920	WellPoint, Inc. (a)	3,940,831
		8,001,096
	Hotels, Restaurants & Leisure — 0.8%
28,500	International Game Technology	1,252,005
16,600	Starwood Hotels & Resorts Worldwide, Inc.	730,898
10,100	Yum! Brands, Inc.	386,527
		2,369,430
	Household Products — 2.9%
23,300	Colgate-Palmolive Co.	1,816,468
91,507	Procter & Gamble Co.	6,718,444
		8,534,912
	Independent Power Producers & Energy Traders — 0.2%
5,800	Constellation Energy Group, Inc.	594,674
	Industrial Conglomerates — 2.3%
182,175	General Electric Co.	6,753,227
	Insurance — 3.7%
25,600	Aflac, Inc.	1,603,328
63,630	AMBAC Financial Group, Inc. (c)	1,639,745
35,900	American International Group, Inc.	2,092,970
15	Berkshire Hathaway, Inc., Class B (a)	71,040
23,970	Hartford Financial Services Group, Inc.	2,089,944
1,700	MBIA, Inc. (c)	31,671
15,800	MetLife, Inc.	973,596
7,500	Principal Financial Group, Inc.	516,300
2,100	Protective Life Corp.	86,142
25,218	RenaissanceRe Holdings Ltd. (Bermuda)	1,519,133
		10,623,869
	Internet Software & Services — 3.0%
7,760	Google, Inc., Class A (a)	5,365,885
149,200	Yahoo!, Inc. (a)	3,470,392
		8,836,277
	IT Services — 0.0% (g)
1,200	Infosys Technologies Ltd. ADR (India) (c)	54,432
	Machinery — 2.6%
37,600	Caterpillar, Inc.	2,728,256
33,300	Danaher Corp. (c)	2,921,742
15,000	Deere & Co.	1,396,800
10,900	Dover Corp.	502,381
900	Joy Global, Inc.	59,238
		7,608,417
	Media — 2.6%
58,250	Comcast Corp., Class A (a)	1,063,645
217,460	News Corp., Class A	4,455,755
61,600	Walt Disney Co. (The)	1,988,448
		7,507,848
	Metals & Mining — 1.5%
8,700	Freeport-McMoRan Copper & Gold, Inc.	891,228
27,700	United States Steel Corp.	3,349,207
		4,240,435
	Multi-Utilities — 0.6%
106,000	CMS Energy Corp.	1,842,280
	Multiline Retail — 0.8%
8,300	J.C. Penney Co., Inc.	365,117
40,180	Kohl’s Corp. (a)	1,840,244
		2,205,361
	Oil, Gas & Consumable Fuels — 10.1%
21,300	Apache Corp.	2,290,602
500	Chevron Corp.	46,665
33,200	ConocoPhillips	2,931,560
19,900	Devon Energy Corp.	1,769,309
113,309	Exxon Mobil Corp.	10,615,920
6,300	Hess Corp.	635,418
41,800	Marathon Oil Corp.	2,543,948
60,200	Occidental Petroleum Corp.	4,634,798
14,300	Sunoco, Inc.	1,035,892
54,375	XTO Energy, Inc.	2,792,700
		29,296,812

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Diversified Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Paper & Forest Products — 0.4%
166,800	Domtar Corp. (Canada) (a)	1,282,692
	Personal Products — 0.2%
12,500	Estee Lauder Cos., Inc. (The), Class A	545,125
	Pharmaceuticals — 6.1%
60,600	Abbott Laboratories	3,402,690
8,400	Johnson & Johnson	560,280
123,300	Merck & Co., Inc.	7,164,963
199,900	Schering-Plough Corp.	5,325,336
30,250	Wyeth	1,336,747
		17,790,016
	Real Estate Investment Trusts (REITs) — 0.5%
6,600	Alexandria Real Estate Equities, Inc. (c)	671,022
20,453	Apartment Investment & Management Co.	710,333
		1,381,355
	Road & Rail — 2.4%
138,900	Norfolk Southern Corp.	7,006,116

	Semiconductors & Semiconductor Equipment — 3.0%
85,700	Altera Corp.	1,655,724
1,900	Broadcom Corp., Class A (a)	49,666
29,300	KLA-Tencor Corp.	1,411,088
16,600	Linear Technology Corp.	528,378
225,900	Xilinx, Inc.	4,940,433
		8,585,289
	Software — 2.6%
213,305	Microsoft Corp.	7,593,658
2,200	Oracle Corp. (a)	49,676
		7,643,334
	Specialty Retail — 0.8%
26,800	CarMax, Inc. (a) (c)	529,300
76,520	Staples, Inc.	1,765,316
		2,294,616
	Thrifts & Mortgage Finance — 0.4%
10,700	Fannie Mae	427,786
19,300	Freddie Mac	657,551
		1,085,337
	Tobacco — 1.8%
68,558	Altria Group, Inc.	5,181,614
	Wireless Telecommunication Services — 0.2%
43,500	Sprint Nextel Corp.	571,155
	Total Long-Term Investments (Cost $281,469,540)	286,990,150
Short-Term Investments — 1.2%
	Investment Company — 1.1%
3,032,804	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $3,032,804)	3,032,804

PRINCIPAL AMOUNT ($)
	U.S. Treasury Obligation — 0.1%
440,000	U.S. Treasury Note, 5.13%, 06/30/08 (c) (k) (Cost $441,553)	443,644
	Total Short-Term Investments (Cost $3,474,357)	3,476,448
	Investments of Cash Collateral for Securities on Loan — 1.1%
	Repurchase Agreements — 1.1%
640,000	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $640,164, collateralized by U.S. Government Agency Mortgages	640,000
640,000	Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $640,169, collateralized by U.S. Government Agency Mortgages	640,000
606,996	Bear Stearns Cos., Inc., 4.50%, dated 12/31/07, due 01/02/08, repurchase price $607,148, collateralized by U.S. Government Agency Mortgages	606,996
640,000	Credit Suisse (USA) LLC, 4.51%, dated 12/31/07, due 01/02/08, repurchase price $640,160, collateralized by U.S. Government Agency Mortgages	640,000
640,000	Lehman Brothers, Inc., 4.49%, dated 12/31/07, due 01/02/08, repurchase price $640,160, collateralized by U.S. Government Agency Mortgages	640,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $3,166,996)	3,166,996
	Total Investments — 101.2% (Cost $288,110,893)	293,633,594
	Liabilities in Excess of Other Assets — (1.2)%	(3,382,486)
	NET ASSETS — 100.0%	$290,251,108

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/07	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	S&P 500 Index	March, 2008	$738,600	$10,440

ABBREVIATIONS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(k)	— Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(m)	— All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.
ADR	— American Depositary Receipt.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007

Diversified Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$290,600,790
Investments in affiliates, at value	3,032,804
Total investment securities, at value	293,633,594
Cash	801
Receivables:
Investment securities sold	161,060
Portfolio shares sold	70,572
Interest and dividends	487,302
Total Assets	294,353,329

LIABILITIES:
Payables:
Investment securities purchased	467,150
Collateral for securities lending program	3,166,996
Portfolio shares redeemed	233,568
Variation margin on futures contracts	4,150
Accrued liabilities:
Investment advisory fees	137,525
Administration fees	23,720
Distribution fees	4
Custodian and accounting fees	9,256
Trustees’ and Chief Compliance Officer’s fees	1,051
Other	58,801
Total Liabilities	4,102,221
Net Assets	$290,251,108

NET ASSETS:
Paid in capital	$260,803,856
Accumulated undistributed (distributions in excess of) net investment income	2,693,101
Accumulated net realized gains (losses)	21,221,010
Net unrealized appreciation (depreciation)	5,533,141
Total Net Assets	$290,251,108
Net Assets:
Class 1	$290,232,687
Class 2	18,421
Total	$290,251,108
Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	15,829,046
Class 2	1,008

Net asset value, offering and redemption price per share:
Class 1	$18.34
Class 2	18.28

Cost of investments in non-affiliates	$285,078,089
Cost of investments in affiliates	3,032,804
Market value of securities on loan	3,135,345

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

Diversified Equity Portfolio
INVESTMENT INCOME:
Dividend income	$4,342,503
Dividend income from affiliates (a)	219,304
Interest income	6,144
Income from securities lending (net)	10,072
Foreign taxes withheld	(732)
Total investment income	4,577,291

EXPENSES:
Investment advisory fees	1,357,172
Administration fees	243,728
Distribution fees — Class 2	45
Custodian and accounting fees	56,461
Interest expense	260
Professional fees	50,279
Trustees’ and Chief Compliance Officer’s fees	3,338
Printing and mailing costs	57,010
Transfer agent fees	17,005
Other	20,151
Total expenses	1,805,449
Less amounts waived	(964)
Less earnings credits	(374)
Net expenses	1,804,111
Net investment income (loss)	2,773,180

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	23,058,331
Futures	(215,047)
Net realized gain (loss)	22,843,284
Change in net unrealized appreciation (depreciation) of:
Investments	(8,536,604)
Futures	10,440
Change in net unrealized appreciation (depreciation)	(8,526,164)
Net realized/unrealized gains (losses)	14,317,120
Change in net assets resulting from operations	$17,090,300

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Diversified Equity Portfolio
	Year Ended 12/31/2007	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,773,180	$1,550,322
Net realized gain (loss)	22,843,284	15,873,849
Change in net unrealized appreciation (depreciation)	(8,526,164)	4,700,047
Change in net assets resulting from operations	17,090,300	22,124,218

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(1,547,500)	(1,258,754)
From net realized gains	(6,576,752)	—
Class 2 (a)
From net investment income	(168)	—
From net realized gains	(779)	—
Total distributions to shareholders	(8,125,199)	(1,258,754)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	133,194,409	(23,906,621)

NET ASSETS:
Change in net assets	142,159,510	(3,041,157)
Beginning of period	148,091,598	151,132,755
End of period	$290,251,108	$148,091,598
Accumulated undistributed (distributions in excess of) net investment income	$2,693,101	$1,544,948

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$166,204,299	$5,342,152
Dividends and distributions reinvested	8,124,252	1,258,754
Cost of shares redeemed	(41,135,089)	(30,522,602)
Change in net assets from Class 1 capital transactions	$133,193,462	$(23,921,696)
Class 2 (a)
Proceeds from shares issued	$—	$15,075
Dividends and distributions reinvested	947	—
Change in net assets from Class 2 capital transactions	$947	$15,075
Total change in net assets from capital transactions	$133,194,409	$(23,906,621)

SHARE TRANSACTIONS:
Class 1
Issued	9,200,592	335,901
Reinvested	481,580	79,719
Redeemed	(2,264,103)	(1,897,498)
Change in Class 1 Shares	7,418,069	(1,481,878)
Class 2 (a)
Issued	—	952
Reinvested	56	—
Change in Class 2 Shares	56	952

(a)	Commencement of offering of class of shares effective August 16, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Class 1
Year Ended December 31, 2007	$17.60	$0.18	$1.57	$1.75	$(0.19)	$(0.82)	$(1.01)
Year Ended December 31, 2006	15.28	0.19	2.26	2.45	(0.13)	—	(0.13)
Year Ended December 31, 2005	15.08	0.13	0.21	0.34	(0.14)	—	(0.14)
Year Ended December 31, 2004	14.19	0.14	0.85	0.99	(0.10)	—	(0.10)
Year Ended December 31, 2003	11.35	0.10	2.82	2.92	(0.08)	—	(0.08)

Class 2
Year Ended December 31, 2007	17.58	0.16	1.54	1.70	(0.18)	(0.82)	(1.00)
August 16, 2006 (d) to December 31, 2006	15.84	0.05	1.69	1.74	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$ 18.34	10.45%	$290,233	0.73%	1.12%	0.73%	116%
17.60	16.15	148,075	0.85	1.05	0.87	129
15.28	2.33	151,133	0.94	0.78	0.95	74
15.08	7.05	178,123	0.91	1.01	0.92	84
14.19	25.93	161,287	0.91	0.85	0.93	32

18.28	10.12	18	0.99	0.85	0.99	116
17.58	10.98	17	1.05	0.82	1.07	129

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Diversified Equity Portfolio	Class 1 and Class 2

Class 2 Shares of the Portfolio commenced operations on August 16, 2006.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C.  Futures Contracts — The Portfolio may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of December 31, 2007, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D.  Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended December 31, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2007, the Portfolio had securities with the following market values on loan, received the following collateral and for the year then ended, paid the following amounts to related party affiliates:

Market Value of Loaned Securities	Market Value of Collateral	Lending Agent Fees Paid
$3,135,345	$3,166,996	$3,219

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

G.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

H.  Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

I. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$(77,359)	$77,359

The reclassifications for the Portfolio relate primarily to distribution reclassifications, investments in partnerships and distributions from investments in REITs.

J.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.55%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2007 was $7,392.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The contractual expense limitation agreements were in effect for the year ended December 31, 2007. The expense limitation percentages in the table above are in place until at least April 30, 2008.

For the year ended December 31, 2007, the Advisor contractually waived fees for the Portfolio in the amount of $964. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2007, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$398,424,676	$274,558,941

During the year ended December 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$290,232,447	$20,490,215	$17,089,068	$3,401,147

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and distributions from investments in REITs.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$2,954,618	$5,170,581	$8,125,199

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$1,258,754	$1,258,754

At December 31, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$16,310,499	$9,738,610	$3,401,147

The cumulative timing differences primarily consist of mark to market of futures contracts, distributions from investments in REITs, wash sale loss deferrals and deferred compensation.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Portfolio had no borrowings outstanding at December 31, 2007, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Insurance Trust and Shareholders of
JPMorgan Insurance Trust Diversified Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Diversified Equity Portfolio (a portfolio of the JPMorgan Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 13, 2008

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   19

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).
(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.
*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   21

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*  The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2007, and continued to hold your shares at the end of the reporting period, December 31, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,007.10	$3.59	0.71%
Hypothetical	1,000.00	1,021.63	3.62	0.71

Class 2
Actual	1,000.00	1,005.50	4.85	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of the investment advisory agreement for the JPMorgan Insurance Trust Diversified Equity Portfolio (“Portfolio”) whose annual report is contained herein (an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each JPMorgan Fund (the “Funds”), including the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Portfolio’s Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance is summarized below:

The Trustees noted the Portfolio’s performance in the second, fourth and fifth quintiles for the one, three and five year periods, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios is summarized below:

The Trustees noted that the Portfolio’s net advisory fee was in the third quintile and the actual total expenses were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, considered the fees to be reasonable.

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007.

Dividends Received Deductions (DRD)

85.83% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the fiscal year ended December 31, 2007.

Long Term Capital Gain Designation — 15%

The Portfolio hereby designates $5,170,581 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax returns for the fiscal year ended December 31, 2007.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   27

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2007.	AN-JPMITDEP-1207

ANNUAL REPORT  DECEMBER 31, 2007

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	17
Trustees	18
Officers	20
Schedule of Shareholder Expenses	21
Board Approval of Investment Advisory Agreement	22
Tax Letter	25

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 14, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the 12-month period ended December 31, 2007, along with a report from the portfolio managers.

“U.S. stocks encountered several roadblocks during 2007, but none were as significant as the weak housing market coupled with the sub-prime mortgage market meltdown and ensuing credit crisis.”

Challenges mount as year progresses

U.S. stocks encountered several roadblocks during 2007, but none were as significant as the weak housing market coupled with the sub-prime mortgage market meltdown and ensuing credit crisis. This triple threat gathered momentum in the second half of 2007, creating a high degree of market volatility for investors attempting to determine the identity of the holders of risky U.S. mortgage debt and gauge the extent of their losses.

Stocks rebounded in late August and September, as investors distanced themselves from the credit market’s woes and reaffirmed their confidence in the stock market’s longer-term fundamentals. In addition, a much-anticipated — and larger-than-expected — Federal Reserve (Fed) rate cut helped to inspire investors.

Nevertheless, the initial equity market optimism that followed the Fed’s 50-basis-point (bp) rate cut in September gave way to renewed risk aversion in the fourth quarter, as it became increasingly clear that more credit-related difficulties lay ahead. Volatility resurfaced in October, as poor earnings and weak economic data reignited fears about the repercussions of the summer’s credit crisis. Furthermore, several companies revealed large financial losses from sub-prime debt exposure. Additional Fed rate cuts in October and December of 25 bps each generated little enthusiasm among investors, who hoped for more aggressive Fed rate cuts.

Through the first nine months of the year, the S&P 500 Index posted a respectable total return of 9.13%. Stock performance turned negative in the fourth quarter, as the combination of a slowing economy, extended housing market downturn, inflationary signals and rampant credit concerns weighed on all major market indexes. The S&P 500 Index shed nearly a third of its gains in the fourth quarter, ending the year with a one-year total return of 5.49%.

Growth stocks drive U.S. market

From a style perspective, growth stocks outpaced their value counterparts. In the mid-cap segment, the Russell Midcap Growth Index returned 11.43%, while the Russell Midcap Value Index returned –1.42%.

Slower economy may be the price to pay

U.S. economic activity continued to show signs of slowing. Leading indicators have retreated sharply, with the December Institute for Supply Management (ISM) manufacturing report being the most dramatic. The headline ISM measure fell from 50.8 to 47.7, indicating a rapid deceleration in manufacturing activity to come, but not necessarily a looming recession.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 12/31/2007	$150,297,586
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE PORTFOLIO PERFORM?
A:	The JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio, which seeks growth of capital and secondarily, current income by investing primarily in equity securities,* returned 17.24%** (Class 1 Shares) over the 12 months ended December 31, 2007, compared to the 11.43% return for the Russell Midcap Growth Index over the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?
A:	The Portfolio outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary, producer durables and healthcare sectors. At the individual stock level, General Cable Corp., a manufacturer and distributor of wire and cable products, contributed to performance. The company experienced strong sales from its global electrical infrastructure and electric utility businesses. GameStop Corp., a video game retailer, also helped returns. The company’s third-quarter profit nearly tripled due to increased revenues, solid same-store sales growth and strong market share. In addition, the company’s new video hardware sales more than doubled, compared to the same 13-week period a year earlier. Also aiding results was Amphenol Corp., a manufacturer of electrical and fiber optic connectors. The company lifted its annual outlook after posting strong third-quarter results, citing strong sales to the military, commercial aerospace, automotive and mobile device markets.

On the downside, underweights in the materials and energy sectors as well as stock selection in the utility sector detracted from performance. Security Capital Assurance Ltd., a financial guaranty insurer, was among the detractors from performance. The company was placed on a negative rating watch by Fitch Ratings due to exposure to collateralized debt obligations and residential mortgage-backed securities. VeriFone Holdings, Inc., a supplier of electronic payment equipment, also hurt performance. The company’s shares declined after announcing the need to restate results from the first three quarters of fiscal 2007. The restatement was necessary because the company incorrectly valued products in its inventory and, after accounting for higher inventory costs, expected a reduction in its pre-tax income. Another detractor was Bare Escentuals Inc., a retailer of cosmetics and body care products. The company was hurt by decreased margins due partially to increased reliance on the wholesale segment and competition, particularly from celebrity-backed products.

Q:	HOW WAS THE PORTFOLIO MANAGED?
A:	Employing a bottom-up approach to stock selection, the portfolio management team focused on company fundamentals, quantitative screening and proprietary fundamental analysis. The team looked for dominant franchises, with predictable business models deemed capable of achieving sustained above-average growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation. By avoiding large allocations contingent on macroeconomic or sector trends, the Portfolio maintained sector diversification.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Amphenol Corp., Class A	2.5%
2.	MasterCard, Inc., Class A	1.7
3.	Roper Industries, Inc.	1.6
4.	Time Warner Telecom, Inc., Class A	1.6
5.	Southwestern Energy Co.	1.6
6.	General Cable Corp.	1.6
7.	Forest Oil Corp.	1.5
8.	VCA Antech, Inc.	1.5
9.	ANSYS, Inc.	1.4
10.	Cabot Oil & Gas Corp.	1.4

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	21.1%
Consumer Discretionary	18.0
Industrials	16.5
Health Care	14.6
Energy	11.5
Financials	8.7
Materials	3.3
Telecommunication Services	2.5
Consumer Staples	1.5
Utilities	1.1
Short-Term Investment	1.2

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/01/94	17.24%	15.75%	10.57%
CLASS 2 SHARES	8/16/06	16.98	15.67	10.53

TEN YEAR PERFORMANCE (12/31/97 to 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio, Russell Midcap Growth Index and the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index from December 31, 1997 to December 31, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 99.0%
	Aerospace & Defense — 2.5%
12,750	Precision Castparts Corp.	1,768,425
26,850	Rockwell Collins, Inc.	1,932,395
		3,700,820
	Auto Components — 3.8%
35,600	BorgWarner, Inc.	1,723,396
117,200	Gentex Corp.	2,082,644
38,500	WABCO Holdings, Inc.	1,928,465
		5,734,505
	Biotechnology — 0.6%
20,850	Celgene Corp. (a)	963,479
	Capital Markets — 6.0%
12,870	Affiliated Managers Group, Inc. (a) (c)	1,511,710
36,650	Investment Technology Group, Inc. (a)	1,744,174
33,637	Lazard Ltd., Class A (Bermuda)	1,368,353
14,200	Northern Trust Corp.	1,087,436
27,500	T. Rowe Price Group, Inc.	1,674,200
77,600	TD AMERITRADE Holding Corp. (a)	1,556,656
		8,942,529
	Chemicals — 2.6%
41,400	Ecolab, Inc.	2,120,094
52,500	Rockwood Holdings, Inc. (a)	1,744,050
		3,864,144
	Commercial Services & Supplies — 3.7%
65,000	Corrections Corp. of America (a)	1,918,150
33,200	Stericycle, Inc. (a)	1,972,080
56,200	Waste Connections, Inc. (a)	1,736,580
		5,626,810
	Communications Equipment — 1.1%
26,500	Harris Corp.	1,661,020
	Computers & Peripherals — 0.7%
42,900	Seagate Technology (Cayman Islands)	1,093,950
	Construction & Engineering — 1.5%
30,800	Quanta Services, Inc. (a) (c)	808,192
23,100	Shaw Group, Inc. (The) (a)	1,396,164
		2,204,356
	Diversified Consumer Services — 1.5%
19,600	Apollo Group, Inc., Class A (a)	1,374,940
9,800	ITT Educational Services, Inc. (a)	835,646
		2,210,586
	Diversified Financial Services — 1.2%
54,000	Interactive Brokers Group, Inc. (a)	1,745,280
	Diversified Telecommunication Services — 1.6%
121,900	Time Warner Telecom, Inc., Class A (a)	2,473,351
	Electrical Equipment — 3.8%
3,400	First Solar, Inc. (a)	908,276
32,300	General Cable Corp. (a)	2,366,944
39,650	Roper Industries, Inc.	2,479,711
		5,754,931
	Electronic Equipment & Instruments — 4.3%
82,200	Amphenol Corp., Class A	3,811,614
26,700	Dolby Laboratories, Inc., Class A (a)	1,327,524
43,900	Flir Systems, Inc. (a)	1,374,070
		6,513,208
	Energy Equipment & Services — 6.3%
32,200	Cameron International Corp. (a)	1,549,786
17,500	Exterran Holdings, Inc. (a)	1,431,500
34,300	Helmerich & Payne, Inc.	1,374,401
15,900	National Oilwell Varco, Inc. (a)	1,168,014
23,900	Noble Corp.	1,350,589
23,300	Oceaneering International, Inc. (a)	1,569,255
19,200	W-H Energy Services, Inc. (a)	1,079,232
		9,522,777
	Food & Staples Retailing — 0.7%
24,600	Whole Foods Market, Inc. (c)	1,003,680
	Food Products — 0.8%
21,700	Wm. Wrigley, Jr., Co.	1,270,535
	Gas Utilities — 1.0%
29,100	Questar Corp.	1,574,310
	Health Care Equipment & Supplies — 3.9%
13,900	Beckman Coulter, Inc.	1,011,920
27,800	Dentsply International, Inc.	1,251,556
28,520	Hologic, Inc. (a)	1,957,613
26,900	IDEXX Laboratories, Inc. (a)	1,577,147
		5,798,236
	Health Care Providers & Services — 5.2%
20,100	Coventry Health Care, Inc. (a)	1,190,925
30,400	DaVita, Inc. (a)	1,713,040
15,800	Humana, Inc. (a)	1,189,898
39,700	Lincare Holdings, Inc. (a)	1,395,852
51,400	VCA Antech, Inc. (a)	2,273,422
		7,763,137

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Technology — 1.0%
27,300	Cerner Corp. (a) (c)	1,539,720
	Hotels, Restaurants & Leisure — 2.2%
71,400	Burger King Holdings, Inc.	2,035,614
34,800	Panera Bread Co., Class A (a) (c)	1,246,536
		3,282,150
	Household Durables — 1.0%
15,100	Garmin Ltd. (Cayman Islands)	1,464,700
	Industrial Conglomerates — 1.1%
27,200	McDermott International, Inc. (a)	1,605,616
	Insurance — 1.6%
28,900	National Financial Partners Corp. (c)	1,318,129
28,700	Philadelphia Consolidated Holding Co. (a)	1,129,345
		2,447,474
	Internet Software & Services — 0.6%
25,847	DealerTrack Holdings, Inc. (a)	865,099
	IT Services — 3.5%
71,000	Genpact Ltd. (Bermuda) (a)	1,081,330
12,000	MasterCard, Inc., Class A	2,582,400
70,000	VeriFone Holdings, Inc. (a) (c)	1,627,500
		5,291,230
	Life Sciences Tools & Services — 1.7%
21,000	Covance, Inc. (a)	1,819,020
12,400	Illumina, Inc. (a) (c)	734,824
		2,553,844
	Machinery — 3.2%
7,700	Bucyrus International, Inc.	765,303
10,000	Cummins, Inc.	1,273,700
22,200	Kaydon Corp. (c)	1,210,788
38,400	Pall Corp.	1,548,288
		4,798,079
	Media — 1.2%
37,900	DreamWorks Animation SKG, Inc., Class A (a)	967,966
10,800	Morningstar, Inc. (a) (c)	839,700
		1,807,666
	Metals & Mining — 0.7%
20,300	Century Aluminum Co. (a)	1,094,982
	Multiline Retail — 0.9%
64,500	Saks, Inc. (a) (c)	1,339,020
	Office Electronics — 1.1%
47,500	Zebra Technologies Corp., Class A (a)	1,648,250
	Oil, Gas & Consumable Fuels — 5.2%
53,500	Cabot Oil & Gas Corp.	2,159,795
45,200	Forest Oil Corp. (a)	2,297,968
24,400	SandRidge Energy, Inc. (a) (c)	874,984
43,450	Southwestern Energy Co. (a)	2,421,034
		7,753,781
	Pharmaceuticals — 2.2%
22,800	Allergan, Inc.	1,464,672
26,700	Shire plc ADR (United Kingdom)	1,840,965
		3,305,637
	Road & Rail — 0.8%
44,000	J.B. Hunt Transport Services, Inc.	1,212,200
	Semiconductors & Semiconductor Equipment — 5.0%
33,600	Broadcom Corp., Class A (a)	878,304
24,450	KLA-Tencor Corp.	1,177,512
23,200	MEMC Electronic Materials, Inc. (a)	2,052,968
62,300	NVIDIA Corp. (a)	2,119,446
31,100	Tessera Technologies, Inc. (a)	1,293,760
		7,521,990
	Software — 4.8%
37,350	Amdocs Ltd. (United Kingdom) (a)	1,287,454
52,100	ANSYS, Inc. (a)	2,160,066
31,600	Autodesk, Inc. (a)	1,572,416
19,700	NAVTEQ Corp. (a)	1,489,320
38,900	Nuance Communications, Inc. (a)	726,652
		7,235,908
	Specialty Retail — 7.5%
44,100	AnnTaylor Stores Corp. (a)	1,127,196
49,000	Barnes & Noble, Inc.	1,688,050
22,000	Best Buy Co., Inc.	1,158,300
28,900	GameStop Corp., Class A (a)	1,794,979
30,600	J Crew Group, Inc. (a) (c)	1,475,226
60,100	Penske Auto Group, Inc.	1,049,346
56,600	PetSmart, Inc.	1,331,798
60,300	Urban Outfitters, Inc. (a)	1,643,777
		11,268,672
	Wireless Telecommunication Services — 0.9%
28,400	Rogers Communications, Inc., Class B (Canada)	1,285,100
	Total Long-Term Investments (Cost $129,546,534)	148,742,762

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.1%
	Investment Company — 1.1%
1,734,088	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $1,734,088)	1,734,088

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 6.2%
	Certificate of Deposit — 0.9%
1,400,000	Deutsche Bank AG, New York (Germany), FRN, 4.60%, 01/22/08	1,400,000
	Corporate Notes — 3.8%
1,500,000	American Express Credit Corp., FRN, 5.04%, 01/15/08	1,500,000
750,000	Banque Federative du Credit Mutuel, FRN, 5.21%, 08/01/08	747,605
1,000,000	CDC Financial Products, Inc., FRN, 4.65%, 01/31/08	1,000,000
1,000,000	Monumental Global Funding, FRN, 5.07%, 05/24/10	995,150
1,500,000	Unicredito Italiano Bank plc (Ireland), FRN, 5.26%, 08/08/08	1,496,591
		5,739,346
	Repurchase Agreements — 1.5%
697,416	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $697,594, collateralized by U.S. Government Agency Mortgages	697,416
500,000	Barclays Capital, Inc., 4.75%, dated 12/31/07, due 01/02/08, repurchase price $500,132, collateralized by U.S. Government Agency Mortgages	500,000
500,000	Bear Stearns Cos., Inc., 4.50%, dated 12/31/07, due 01/02/08, repurchase price $500,125, collateralized by U.S. Government Agency Mortgages	500,000
500,000	Lehman Brothers, Inc., 4.49%, dated 12/31/07, due 01/02/08, repurchase price $500,125, collateralized by U.S. Government Agency Mortgages	500,000
		2,197,416
	Total Investments of Cash Collateral for Securities on Loan (Cost $9,336,762)	9,336,762
	Total Investments — 106.3% (Cost $140,617,384)	159,813,612
	Liabilities in Excess of Other Assets — (6.3)%	(9,516,026)
	NET ASSETS — 100.0%	$150,297,586

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)—	Non-income producing security.
(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.
(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.
ADR—	American Depositary Receipt
FRN—	Floating Rate Note. The interest rate shown is the rate in effect as of December 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007

Diversified Mid Cap Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$158,079,524
Investments in affiliates, at value	1,734,088
Total investment securities, at value	159,813,612
Cash	10,275
Receivables:
Portfolio shares sold	112,116
Interest and dividends	38,290
Total Assets	159,974,293

LIABILITIES:
Payables:
Collateral for securities lending program	9,336,762
Portfolio shares redeemed	155,374
Accrued liabilities:
Investment advisory fees	84,225
Administration fees	13,264
Distribution fees	4
Custodian and accounting fees	8,249
Trustees’ and Chief Compliance Officer’s fees	539
Other	78,290
Total Liabilities	9,676,707
Net Assets	$150,297,586

NET ASSETS:
Paid in capital	$108,572,728
Accumulated undistributed (distributions in excess of) net investment income	(3,506)
Accumulated net realized gains (losses)	22,532,136
Net unrealized appreciation (depreciation)	19,196,228
Total Net Assets	$150,297,586
Net Assets:
Class 1	$150,278,599
Class 2	18,987
Total	$150,297,586
Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	7,261,786
Class 2	921

Net asset value, offering and redemption price per share:
Class 1	$20.69
Class 2	20.62

Cost of investments in non-affiliates	$138,883,296
Cost of investments in affiliates	1,734,088
Market value of securities on loan	9,078,303

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   7

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

Diversified Mid Cap Growth Portfolio
INVESTMENT INCOME:
Dividend income	$589,133
Dividend income from affiliates (a)	67,607
Income from securities lending (net)	98,128
Foreign taxes withheld	(1,804)
Total investment income	753,064

EXPENSES:
Investment advisory fees	1,046,029
Administration fees	159,528
Distribution fees — Class 2	45
Custodian and accounting fees	49,820
Interest expense	4,715
Professional fees	46,601
Trustees’ and Chief Compliance Officer’s fees	2,334
Printing and mailing costs	49,442
Transfer agent fees	53,543
Other	19,589
Total expenses	1,431,646
Less amounts waived	(1,438)
Less earnings credits	(59)
Net expenses	1,430,149
Net investment income (loss)	(677,085)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	23,633,630
Change in net unrealized appreciation (depreciation) of investments	3,022,628
Net realized/unrealized gains (losses)	26,656,258
Change in net assets resulting from operations	$25,979,173

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Diversified Mid Cap Growth Portfolio
	Year Ended 12/31/2007	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(677,085)	$(120,715)
Net realized gain (loss)	23,633,630	27,439,721
Change in net unrealized appreciation (depreciation)	3,022,628	(8,286,579)
Change in net assets resulting from operations	25,979,173	19,032,427

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net realized gains	(27,362,385)	(5,397,317)
Class 2 (a)
From net realized gains	(2,855)	—
Total distributions to shareholders	(27,365,240)	(5,397,317)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(13,288,086)	(33,137,300)

NET ASSETS:
Change in net assets	(14,674,153)	(19,502,190)
Beginning of period	164,971,739	184,473,929
End of period	$150,297,586	$164,971,739
Accumulated undistributed (distributions in excess of) net investment income	$(3,506)	$(3,255)

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$9,433,616	$11,536,714
Dividends and distributions reinvested	27,362,385	5,397,317
Cost of shares redeemed	(50,086,942)	(50,086,406)
Change in net assets from Class 1 capital transactions	$(13,290,941)	$(33,152,375)
Class 2 (a)
Proceeds from shares issued	$—	$15,075
Dividends and distributions reinvested	2,855	—
Change in net assets from Class 2 capital transactions	$2,855	$15,075

Total change in net assets from capital transactions	$(13,288,086)	$(33,137,300)

SHARE TRANSACTIONS:
Class 1
Issued	453,775	565,124
Reinvested	1,500,130	256,161
Redeemed	(2,449,499)	(2,463,347)
Change in Class 1 Shares	(495,594)	(1,642,062)
Class 2 (a)
Issued	—	765
Reinvested	156	—
Change in Class 2 Shares	156	765

(a)	Commencement of offering of class of shares effective August 16, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gains	Total distributions
Class 1
Year Ended December 31, 2007	$21.26	$(0.09)	$3.25	$3.16	$(3.73)	$(3.73)
Year Ended December 31, 2006	19.63	(0.02)	2.25	2.23	(0.60)	(0.60)
Year Ended December 31, 2005	17.67	(0.07)	2.03	1.96	—	—
Year Ended December 31, 2004	15.69	(0.06)	2.04	1.98	—	—
Year Ended December 31, 2003	12.34	(0.04)	3.39	3.35	—	—

Class 2
Year Ended December 31, 2007	21.24	(0.13)	3.24	3.11	(3.73)	(3.73)
August 16, 2006 (d) through December 31, 2006	19.71	(0.05)	1.58	1.53	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Commencement of offering of class of shares

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$20.69	17.24%	$150,279	0.89%	(0.42)%	0.89%	107%
21.26	11.39	164,955	0.91	(0.07)	0.92	115
19.63	11.09	184,474	0.88	(0.36)	0.88	113
17.67	12.62	196,842	0.85	(0.35)	0.86	74
15.69	27.15	195,606	0.84	(0.27)	0.86	69

20.62	16.98	19	1.14	(0.67)	1.14	107
21.24	7.76	16	1.15	(0.60)	1.19	115

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   11

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Diversified Mid Cap Growth Portfolio	Class 1 and Class 2

Class 2 Shares of the Portfolio commenced operations on August 16, 2006.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees, and each class has exclusive voting rights with respect to its distribution plan or administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C. Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended December 31, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2007, the Portfolio had securities with the following market values on loan, received the following collateral and for the year then ended, paid the following amounts to related party affiliates:

Market Value of Loaned Securities	Market Value of Collateral	Lending Agent Fees Paid
$9,078,303	$9,336,762	$9,797

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

G. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$676,834	$(676,834)

The reclassifications for the Portfolio relate primarily to investments in partnerships and utilization of net operating loss.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

I. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2007 was $2,315.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreements were in effect for the year ended December 31, 2007. The expense limitation percentages in the table above are in place until at least April 30, 2008.

For the year ended December 31, 2007, the Advisor contractually waived fees for the Portfolio in the amount of $1,438. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2007, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$170,493,185	$212,062,868

During the year ended December 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$140,801,080	$23,049,752	$4,037,220	$19,012,532

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to partnership basis outstanding and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$3,919,791	$23,445,449	$27,365,240

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$5,397,317	$5,397,317

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

At December 31, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$9,246,371	$13,469,465	$19,012,532

The cumulative timing differences primarily consist of deferred compensation, partnership basis outstanding and wash sale loss deferrals.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Portfolio had no borrowings outstanding at December 31, 2007, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Insurance Trust and Shareholders of
JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio (a portfolio of the JPMorgan Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 13, 2008

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   17

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).
(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.
*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   19

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2007, and continued to hold your shares at the end of the reporting period, December 31, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,048.10	$4.59	0.89%
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class 2
Actual	1,000.00	1,047.20	5.88	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   21

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of the investment advisory agreement for the JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio (“Portfolio”) whose annual report is contained herein (an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each JPMorgan Fund (the “Funds”), including the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Portfolio’s Chief Compliance Officer had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance is summarized below:

The Trustees noted the Portfolio’s performance in the second, third and second quintiles for the one, three and five year periods, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios is summarized below:

The Trustees noted that the Portfolio’s net advisory fee was in the second quintile and the actual total expenses were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, considered the fees to be reasonable.

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007.

Long Term Capital Gain Designation — 15%

The Portfolio hereby designates $23,445,449 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2007.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   25

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2007.	AN-JPMITDMCGP-1207

ANNUAL REPORT    DECEMBER 31, 2007

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	17
Trustees	18
Officers	20
Schedule of Shareholder Expenses	21
Board Approval of Investment Advisory Agreement	22
Tax Letter	25

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 14, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the 12-month period ended December 31, 2007, along with a report from the portfolio managers.

“U.S. stocks encountered several roadblocks during 2007, but none were as significant as the weak housing market coupled with the sub-prime mortgage market meltdown and ensuing credit crisis.”

Challenges mount as year progresses

U.S. stocks encountered several roadblocks during 2007, but none were as significant as the weak housing market coupled with the sub-prime mortgage market meltdown and ensuing credit crisis. This triple threat gathered momentum in the second half of 2007, creating a high degree of market volatility for investors attempting to determine the identity of the holders of risky U.S. mortgage debt and gauge the extent of their losses.

Stocks rebounded in late August and September, as investors distanced themselves from the credit market’s woes and reaffirmed their confidence in the stock market’s longer-term fundamentals. In addition, a much-anticipated — and larger-than-expected — Federal Reserve (Fed) rate cut helped to inspire investors.

Nevertheless, the initial equity market optimism that followed the Fed’s 50-basis-point (bp) rate cut in September gave way to renewed risk aversion in the fourth quarter, as it became increasingly clear that more credit-related difficulties lay ahead. Volatility resurfaced in October, as poor earnings and weak economic data reignited fears about the repercussions of the summer’s credit crisis. Furthermore, several companies revealed large financial losses from sub-prime debt exposure. Additional Fed rate cuts in October and December of 25 bps each generated little enthusiasm among investors, who hoped for more aggressive Fed rate cuts.

Through the first nine months of the year, the S&P 500 Index posted a respectable total return of 9.13%. Stock performance turned negative in the fourth quarter, as the combination of a slowing economy, extended housing market downturn, inflationary signals and rampant credit concerns weighed on all major market indexes. The S&P 500 Index shed nearly a third of its gains in the fourth quarter, ending the year with a one-year total return of 5.49%.

Growth stocks drive U.S. market

From a style perspective, growth stocks outpaced their value counterparts. In the mid-cap segment, the Russell Midcap Growth Index returned 11.43%, while the Russell Midcap Value Index returned –1.42%.

Slower economy may be the price to pay

U.S. economic activity continued to show signs of slowing. Leading indicators have retreated sharply, with the December Institute for Supply Management (ISM) manufacturing report being the most dramatic. The headline ISM measure fell from 50.8 to 47.7, indicating a rapid deceleration in manufacturing activity to come, but not necessarily a looming recession.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	May 1, 1997
Fiscal Year End	December 31
Net Assets as of 12/31/2007	$52,236,582
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE PORTFOLIO PERFORM?
A:	The JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio, which seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities,* returned 0.92%** (Class 1 Shares) over the 12 months ended December 31, 2007, compared to the –1.42% return for the Russell Midcap Value Index over the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?
A:	The Portfolio outperformed its benchmark for the period due primarily to stock selection in the financial and consumer discretionary sectors. At the individual stock level, Devon Energy Corp., an oil and gas exploration and production company, contributed to performance. The company reported impressive results throughout the year, citing increased production and higher margins for natural gas liquids. Alliant Technology, a technology infrastructure service provider, also helped returns. The company’s shares were boosted by strong sales of its ammunition, military technology and space equipment.

On the negative side, stock selection in the energy and materials sectors detracted from returns. Among individual stocks that held back performance was financial services firm Bear Stearns, which reported the first quarterly loss in its history. The company was forced to write down $1.9 billion due to poor results from its investments backed by sub-prime mortgages. Old Republic International Corp, an insurance holding company, also hurt returns. The company posted declined revenues in its mortgage guaranty and title insurance segments.

Q:	HOW WAS THE PORTFOLIO MANAGED?
A:	The portfolio management team employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The team looked for undervalued companies that had the potential to grow intrinsic value per share. The research process was designed in an effort to find quality companies that generally have a sustainable competitive position, low business cyclicality, high returns on invested capital and strong management. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Synovus Financial Corp.	1.7%
2.	Devon Energy Corp.	1.4
3.	PG&E Corp.	1.4
4.	AutoZone, Inc.	1.4
5.	American Electric Power Co., Inc.	1.3
6.	V.F. Corp.	1.3
7.	Loews Corp.	1.3
8.	Spirit Aerosystems Holdings, Inc., Class A	1.3
9.	Brown-Forman Corp., Class B	1.3
10.	CMS Energy Corp.	1.2

PORTFOLIO COMPOSITION BY SECTOR***

Financials	23.6%
Consumer Discretionary	20.5
Utilities	12.0
Industrials	9.0
Consumer Staples	8.5
Energy	7.8
Materials	5.7
Information Technology	4.5
Health Care	4.0
Telecommunication Services	2.5
Short-Term Investment	1.9

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
DIVERSIFIED MID CAP VALUE PORTFOLIO	5/1/97	0.92%	14.64%	8.18%

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio and Russell Midcap Value Index from December 31, 1997 to December 31, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. These expenses are not identical to expenses charged by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.8%
	Common Stocks — 97.8%
	Aerospace & Defense — 2.5%
5,550	Alliant Techsystems, Inc. (a) (c)	631,368
19,550	Spirit Aerosystems Holdings, Inc., Class A (a)	674,475
		1,305,843
	Auto Components — 0.6%
6,500	WABCO Holdings, Inc.	325,585
	Beverages — 2.6%
8,870	Brown-Forman Corp., Class B	657,356
12,780	Constellation Brands, Inc., Class A (a)	302,119
11,000	Fomento Economico Mexicano S.A.B. de C.V. ADR (Mexico)	419,870
		1,379,345
	Building Products — 0.6%
16,420	Owens Corning, Inc. (a)	332,012
	Capital Markets — 2.7%
2,550	Affiliated Managers Group, Inc. (a) (c)	299,523
3,520	Bear Stearns Cos., Inc. (The)	310,640
8,700	Charles Schwab Corp. (The)	222,285
3,900	Northern Trust Corp.	298,662
4,800	T. Rowe Price Group, Inc.	292,224
		1,423,334
	Chemicals — 3.7%
10,844	Albemarle Corp.	447,315
5,800	Lubrizol Corp.	314,128
6,050	PPG Industries, Inc.	424,891
5,900	Rohm & Haas Co.	313,113
7,650	Sigma-Aldrich Corp.	417,690
		1,917,137
	Commercial Banks — 5.0%
5,600	City National Corp. (c)	333,480
7,950	Cullen/Frost Bankers, Inc.	402,747
6,400	East West Bancorp, Inc.	155,072
5,350	M&T Bank Corp.	436,399
36,650	Synovus Financial Corp.	882,532
17,780	United Community Banks, Inc. (c)	280,924
2,900	Zions Bancorp	135,401
		2,626,555
	Commercial Services & Supplies — 0.6%
10,900	Republic Services, Inc.	341,715
	Computers & Peripherals — 0.8%
16,050	NCR Corp. (a)	402,855
	Construction Materials — 0.8%
7,200	Cemex S.A.B. de C.V. ADR (Mexico) (a)	186,120
2,850	Vulcan Materials Co.	225,407
		411,527
	Containers & Packaging — 0.9%
6,830	Ball Corp.	307,350
7,300	Temple-Inland, Inc.	152,205
		459,555
	Distributors — 0.8%
8,600	Genuine Parts Co.	398,180
	Diversified Financial Services — 0.1%
2,433	Guaranty Financial Group, Inc. (a)	38,933
	Diversified Telecommunication Services — 2.1%
6,250	CenturyTel, Inc.	259,125
52,320	Qwest Communications International, Inc. (a)	366,763
34,969	Windstream Corp.	455,297
		1,081,185
	Electric Utilities — 4.4%
14,680	American Electric Power Co., Inc.	683,501
9,440	Edison International	503,813
7,560	FirstEnergy Corp.	546,890
20,900	Westar Energy, Inc.	542,146
		2,276,350
	Electrical Equipment — 0.8%
9,190	Ametek, Inc.	430,460
	Electronic Equipment & Instruments — 1.7%
6,600	Amphenol Corp., Class A	306,042
15,050	Arrow Electronics, Inc. (a)	591,164
		897,206
	Energy Equipment & Services — 1.3%
11,500	Helix Energy Solutions Group, Inc. (a)	477,250
4,450	Unit Corp. (a)	205,813
		683,063
	Food & Staples Retailing — 2.7%
9,500	Great Atlantic & Pacific Tea Co., Inc. (a) (c)	297,635
17,800	Safeway, Inc.	608,938
13,400	SUPERVALU, Inc.	502,768
		1,409,341
	Food Products — 1.6%
10,200	Archer-Daniels-Midland Co.	473,586
8,100	Dean Foods Co.	209,466
2,380	Wm. Wrigley, Jr., Co.	139,349
		822,401
	Gas Utilities — 3.2%
8,000	Energen Corp.	513,840
10,200	ONEOK, Inc.	456,654
5,600	Questar Corp.	302,960
14,700	UGI Corp.	400,575
		1,674,029

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Equipment & Supplies — 0.3%
2,350	Beckman Coulter, Inc.	171,080
	Health Care Providers & Services — 2.4%
8,900	Community Health Systems, Inc. (a)	328,054
8,240	Coventry Health Care, Inc. (a)	488,220
2,503	Henry Schein, Inc. (a)	153,684
8,280	Lincare Holdings, Inc. (a)	291,125
		1,261,083
	Hotels, Restaurants & Leisure — 3.0%
14,750	Burger King Holdings, Inc.	420,523
17,450	Marriott International, Inc., Class A	596,441
300	MGM Mirage (a)	25,206
9,850	Vail Resorts, Inc. (a) (c)	530,028
		1,572,198
	Household Durables — 1.8%
8,400	Fortune Brands, Inc.	607,824
14,350	Jarden Corp. (a)	338,804
		946,628
	Household Products — 0.7%
5,900	Clorox Co.	384,503
	Industrial Conglomerates — 0.7%
9,310	Carlisle Cos., Inc.	344,749
	Insurance — 9.4%
2,150	AMBAC Financial Group, Inc. (c)	55,405
9,100	Assurant, Inc. (c)	608,790
13,796	Cincinnati Financial Corp.	545,494
4,100	Everest Re Group Ltd. (Bermuda)	411,640
5,550	IPC Holdings Ltd. (Bermuda)	160,228
13,500	Loews Corp.	679,590
41,112	Old Republic International Corp.	633,536
20,800	OneBeacon Insurance Group Ltd.	447,200
6,240	Principal Financial Group, Inc.	429,562
7,400	ProAssurance Corp. (a) (c)	406,408
5,100	Protective Life Corp.	209,202
10,800	W.R. Berkley Corp.	321,948
		4,909,003
	IT Services — 1.0%
8,022	Fidelity National Information Services, Inc.	333,635
7,900	Western Union Co. (The)	191,812
		525,447
	Leisure Equipment & Products — 0.5%
12,900	Mattel, Inc.	245,616
	Machinery — 3.2%
10,330	Dover Corp.	476,110
4,500	Harsco Corp.	288,315
3,100	Joy Global, Inc.	204,042
6,800	Kennametal, Inc.	257,448
9,300	Oshkosh Truck Corp.	439,518
		1,665,433
	Media — 3.9%
13,000	Cablevision Systems Corp., Class A (a)	318,500
11,780	Clear Channel Communications, Inc.	406,646
10,537	Clear Channel Outdoor Holdings, Inc., Class A (a) (c)	291,453
9,460	Grupo Televisa S.A. ADR (Mexico)	224,864
5,200	Lamar Advertising Co., Class A	249,964
6,500	Omnicom Group, Inc.	308,945
330	Washington Post Co. (The), Class B	261,172
		2,061,544
	Metals & Mining — 0.4%
2,500	Carpenter Technology Corp.	187,925
	Multi-Utilities — 4.4%
36,600	CMS Energy Corp. (c)	636,108
9,830	MDU Resources Group, Inc.	271,406
8,300	NSTAR	300,626
16,500	PG&E Corp.	710,985
16,000	Xcel Energy, Inc.	361,120
		2,280,245
	Oil, Gas & Consumable Fuels — 6.4%
5,800	CVR Energy, Inc. (a)	144,652
8,124	Devon Energy Corp.	722,305
6,283	Kinder Morgan Management LLC (a)	332,622
5,700	Murphy Oil Corp.	483,588
5,950	Newfield Exploration Co. (a)	313,565
8,700	Penn Virginia Corp.	379,581
9,600	Teekay Corp. (Bahamas) (c)	510,816
13,300	Williams Cos., Inc.	475,874
		3,363,003
	Pharmaceuticals — 1.3%
18,600	Biovail Corp. (Canada)	250,356
22,900	Warner Chilcott Ltd. (Bermuda), Class A (a) (c)	406,017
		656,373

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — 3.4%
8,250	Cousins Properties, Inc. (c)	182,325
12,400	Host Hotels & Resorts, Inc.	211,296
4,650	Kimco Realty Corp.	169,260
7,050	PS Business Parks, Inc., Class A	370,478
2,840	Public Storage	208,484
6,150	Rayonier, Inc. (c)	290,526
3,840	Vornado Realty Trust	337,728
		1,770,097
	Real Estate Management & Development — 1.1%
21,300	Brookfield Properties Corp. (Canada)	410,025
2,350	Forest City Enterprises, Inc., Class A	104,434
2,433	Forestar Real Estate Group, Inc. (a)	57,402
		571,861
	Road & Rail — 0.5%
5,100	Norfolk Southern Corp.	257,244
	Software — 1.0%
6,000	Jack Henry & Associates, Inc.	146,040
23,150	Symantec Corp. (a)	373,641
		519,681
	Specialty Retail — 6.6%
4,900	Abercrombie & Fitch Co., Class A	391,853
5,900	AutoZone, Inc. (a)	707,469
4,900	Bed Bath & Beyond, Inc. (a)	144,011
15,500	Limited Brands, Inc.	293,415
6,960	Sherwin-Williams Co. (The) (c)	403,959
25,860	Staples, Inc.	596,590
9,440	Tiffany & Co.	434,523
17,000	TJX Cos., Inc.	488,410
		3,460,230
	Textiles, Apparel & Luxury Goods — 3.1%
14,000	Coach, Inc. (a)	428,120
6,050	Columbia Sportswear Co. (c)	266,744
7,100	Phillips-Van Heusen Corp.	261,706
9,950	V.F. Corp.	683,167
		1,639,737
	Thrifts & Mortgage Finance — 1.9%
6,200	FirstFed Financial Corp. (a) (c)	222,084
17,800	Hudson City Bancorp, Inc.	267,356
27,300	People’s United Financial, Inc.	485,940
		975,380
	Tobacco — 0.8%
4,900	Loews Corp. — Carolina Group	417,970
	Wireless Telecommunication Services — 0.5%
4,300	Telephone & Data Systems, Inc. Class S	247,680
	Total Long-Term Investments (Cost $49,491,840)	51,071,321
Short-Term Investment — 1.9%
	Investment Company — 1.9%
988,194	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $988,194)	988,194
PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 5.6%
	Corporate Notes — 3.8%
1,000,000	American Express Credit Corp., FRN, 5.04%, 01/15/08	1,000,000
1,000,000	Unicredito Italiano Bank plc, FRN, 5.26%, 08/08/08	997,727
		1,997,727
	Repurchase Agreements — 1.8%
439,567	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $439,680, collateralized by U.S. Government Agency Mortgages	439,567
500,000	Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $500,132, collateralized by U.S. Government Agency Mortgages	500,000
		939,567
	Total Investments of Cash Collateral for Securities on Loan (Cost $2,937,294)	2,937,294
	Total Investments — 105.3% (Cost $53,417,328)	54,996,809
	Liabilities in Excess of Other Assets — (5.3)%	(2,760,227)
	NET ASSETS — 100.0%	$52,236,582

Percentages indicated are based on net assets.

ABBREVIATIONS

(a)—	Non-income producing security.
(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.
(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities and reverse repurchase agreements.
ADR—	American Depositary Receipt
FRN—	Floating Rate Note. The interest rate shown is the rate in effect as of December 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007

Diversified Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$54,008,615
Investments in affiliates, at value	988,194
Total investment securities, at value	54,996,809
Cash	2,483
Receivables:
Investment securities sold	106,312
Portfolio shares sold	192,758
Interest and dividends	75,948
Total Assets	55,374,310

LIABILITIES:
Payables:
Investment securities purchased	68,231
Collateral for securities lending program	2,937,294
Portfolio shares redeemed	15,542
Accrued liabilities:
Investment advisory fees	20,616
Administration fees	4,181
Custodian and accounting fees	10,087
Trustees’ and Chief Compliance Officer’s fees	732
Other	81,045
Total Liabilities	3,137,728
Net Assets	$52,236,582

NET ASSETS:
Paid in capital	$40,675,400
Accumulated undistributed (distributions in excess of) net investment income	614,776
Accumulated net realized gains (losses)	9,366,925
Net unrealized appreciation (depreciation)	1,579,481
Total Net Assets	$52,236,582

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	5,787,987
Net asset value, offering and redemption price per share	$9.03

Cost of investments in non-affiliates	$52,429,134
Cost of investments in affiliates	988,194
Market value of securities on loan	2,873,800

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   7

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

Diversified Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income	$1,148,028
Dividend income from affiliates (a)	50,765
Income from securities lending (net)	24,111
Foreign taxes withheld	(5,335)
Total investment income	1,217,569

EXPENSES:
Investment advisory fees	411,816
Administration fees	62,853
Custodian and accounting fees	52,435
Interest expense	690
Professional fees	44,726
Trustees’ and Chief Compliance Officer’s fees	941
Printing and mailing costs	80,745
Transfer agent fees	3,673
Other	12,498
Total expenses	670,377
Less amounts waived	(99,196)
Less earnings credits	(284)
Net expenses	570,897
Net investment income (loss)	646,672

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	9,494,179
Change in net unrealized appreciation (depreciation) of investments	(8,410,792)
Net realized/unrealized gains (losses)	1,083,387
Change in net assets resulting from operations	$1,730,059

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Diversified Mid Cap Value Portfolio
	Year Ended 12/31/2007	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$646,672	$1,317,434
Net realized gain (loss)	9,494,179	30,214,814
Change in net unrealized appreciation (depreciation)	(8,410,792)	(7,777,329)
Change in net assets resulting from operations	1,730,059	23,754,919

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,272,339)	(1,830,573)
From net realized gains	(30,228,688)	(23,354,076)
Total distributions to shareholders	(31,501,027)	(25,184,649)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	2,735,771	30,251,933
Dividends and distributions reinvested	31,501,027	25,184,649
Cost of shares redeemed	(33,790,544)	(186,962,795)
Change in net assets from capital transactions	446,254	(131,526,213)

NET ASSETS:
Change in net assets	(29,324,714)	(132,955,943)
Beginning of period	81,561,296	214,517,239
End of period	$52,236,582	$81,561,296
Accumulated undistributed (distributions in excess of) net investment income	$614,776	$1,268,704

SHARE TRANSACTIONS:
Issued	242,298	1,893,161
Reinvested	3,398,165	1,663,451
Redeemed	(2,758,021)	(12,139,215)
Change in shares	882,442	(8,582,603)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Mid Cap Value Portfolio
Year Ended December 31, 2007	$16.63	$0.18	$0.20	$0.38	$(0.32)	$(7.66)	$(7.98)
Year Ended December 31, 2006	15.90	0.26	2.23	2.49	(0.13)	(1.63)	(1.76)
Year Ended December 31, 2005	15.82	0.14	1.29	1.43	(0.11)	(1.24)	(1.35)
Year Ended December 31, 2004	13.78	0.11	2.00	2.11	(0.07)	—	(0.07)
Year Ended December 31, 2003	10.45	0.07	3.33	3.40	(0.07)	—	(0.07)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$ 9.03	1.03%	$52,237	0.90%	1.02%	1.06%	65%
16.63	16.72	81,561	0.93	0.91	0.98	51
15.90	9.75	214,517	0.94	1.05	0.94	55
15.82	15.40	138,171	0.92	0.81	0.93	75
13.78	32.75	112,372	0.93	0.65	0.97	54

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   11

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Class Offered
Diversified Mid Cap Value Portfolio	Class 1

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

The Portfolio is publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet certain requirements as described in the prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C.  Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended December 31, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2007, the Portfolio had securities with the following market values on loan, received the following collateral and for the year then ended, paid the following amounts to related party affiliates:

Market Value of Loaned Securities	Market Value of Collateral	Lending Agent Fees Paid
$2,873,800	$2,937,294	$2,433

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

G. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

H. Dividends and Distributions to Shareholders —Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$(28,261)	$28,261

The reclassifications for the Portfolio relate primarily to investments in partnerships and non-taxable special dividends.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

I.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2007 was $1,730.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the year ended December 31, 2007. The expense limitation percentage above is in place until at least April 30, 2008.

For the year ended December 31, 2007, the Advisor contractually waived fees for the Portfolio in the amount of $99,196. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2007, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government
$41,048,120	$71,736,032

During the year ended December 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$53,535,998	$5,298,159	$3,837,348	$1,460,811

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to partnership basis outstanding, non-taxable special dividends and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2007, was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$10,847,654	$20,653,373	$31,501,027

The tax character of distributions paid during the fiscal year ended December 31, 2006, was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$7,108,137	$18,076,512	$25,184,649

At December 31, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,332,708	$7,771,385	$1,460,811

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

The cumulative timing differences primarily consist of deferred compensation, non-taxable special dividends, return of capital from investments in REITs, wash sale loss deferrals and partnership basis outstanding.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Portfolio had no borrowings outstanding at December 31, 2007, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Insurance Trust and Shareholders of
JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio (a portfolio of the JPMorgan Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 13, 2008

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   17

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).
(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.
*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   19

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2007, and continued to hold your shares at the end of the reporting period, December 31, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$935.80	$4.39	0.90%
Hypothetical	1,000.00	1,020.67	4.58	0.90

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   21

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of the investment advisory agreement for the JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio, (“Portfolio”) whose annual report is contained herein (an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each JPMorgan Fund (the “Funds”), including the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Portfolio’s Chief Compliance Officer had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance is summarized below:

The Trustees noted the Portfolio’s performance in the first, fourth and fourth quintiles for the one, three and five year periods, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios is summarized below:

The Trustees noted that the Portfolio’s net advisory fee was in the second quintile and the actual total expenses were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, considered the fees to be reasonable.

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007.

Dividends Received Deductions (DRD)

19.25% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the fiscal year ended December 31, 2007.

Long Term Capital Gain Designation — 15%

The Portfolio hereby designates $20,653,373 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2007.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   25

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2007.	AN-JPMITDMCVP-1207

ANNUAL REPORT DECEMBER 31, 2007

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Equity Index Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	13
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	23
Trustees	24
Officers	26
Schedule of Shareholder Expenses	27
Board Approval of Investment Advisory Agreement	28
Tax Letter	31

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 14, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Insurance Trust Equity Index Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the 12 months ended December 31, 2007, along with a report from the portfolio managers.

“U.S. stocks encountered several roadblocks during 2007, but none were as significant as the weak housing market coupled with the sub-prime mortgage market meltdown and ensuing credit crisis.”

Challenges mount as year progresses

U.S. stocks encountered several roadblocks during 2007, but none were as significant as the weak housing market coupled with the sub-prime mortgage market meltdown and ensuing credit crisis. This triple threat gathered momentum in the second half of 2007, creating a high degree of market volatility for investors attempting to determine the identity of the holders of risky U.S. mortgage debt and gauge the extent of their losses.

Stocks rebounded in late August and September, as investors distanced themselves from the credit market’s woes and reaffirmed their confidence in the stock market’s longer-term fundamentals. In addition, a much-anticipated — and larger-than-expected — Federal Reserve (Fed) rate cut helped to inspire investors.

Nevertheless, the initial equity market optimism that followed the Fed’s 50-basis-point (bp) rate cut in September gave way to renewed risk aversion in the fourth quarter, as it became increasingly clear that more credit-related difficulties lay ahead. Volatility resurfaced in October, as poor earnings and weak economic data reignited fears about the repercussions of the summer’s credit crisis. Furthermore, several companies revealed large financial losses from sub-prime debt exposure. Additional Fed rate cuts in October and December of 25 bps each generated little enthusiasm among investors, who hoped for more aggressive Fed rate cuts.

Through the first nine months of the year, the S&P 500 Index posted a respectable total return of 9.13%. Stock performance turned negative in the fourth quarter, as the combination of a slowing economy, extended housing market downturn, inflationary signals and rampant credit concerns weighed on all major market indexes. The S&P 500 Index shed nearly a third of its gains in the fourth quarter, ending the year with a one-year total return of 5.49%.

From a style perspective, large-cap growth stocks fared the best in the year’s challenging climate and, across the board, growth stocks outpaced their value counterparts. The Russell 1000 Growth Index posted a return of 11.81% for the 12 months, compared with –0.17% for the Russell 1000 Value Index.

Slower economy may be the price to pay

U.S. economic activity continued to show signs of slowing. Leading indicators have retreated sharply, with the December Institute for Supply Management (ISM) manufacturing report being the most dramatic. The headline ISM measure fell from 50.8 to 47.7, indicating a rapid deceleration in manufacturing activity to come, but not necessarily a looming recession.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Equity Index Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	May 1, 1998
Fiscal Year End	December 31
Net Assets as of 12/31/2007	$132,032,146
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Equity Index Portfolio, which seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index,* returned 5.10%** (Class 1 Shares) for the 12 months ended December 31, 2007, compared with 5.49% for the S&P 500 Index during the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	Consistent with its indexing strategy, the Portfolio met its objective by producing returns comparable to that of its benchmark. In 2007, U.S. large-cap equities provided investors with positive — yet far from impressive — returns. Key themes driving the market included weakness in the housing market, bad mortgages and global credit tightening. One positive note in the first half of the year was merger and acquisition activity, which had a broad-based sector impact. However this activity cooled considerably during the second half of 2007, due in part to reduced financing for leveraged deals. Another key theme that affected the overall market in the last six months was the Federal Reserve’s response to the economic environment. The fed funds target rate was cut on three occasions, to end the year at 4.25%.

At the sector level, eight out of 10 sectors posted positive returns. The two best-performing sectors — energy and materials — returned 34.44% and 22.56%, respectively. The two worst-performing sectors, financials and consumer discretionary, posted –8.62% and –13.17%, respectively. Despite the negative news facing the market, the S&P 500 Index posted a positive return for the year.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	Regardless of the market outlook, the Portfolio is managed in strict conformity with its full replication index strategy, which holds the same stocks in the same proportions as its benchmark. The Portfolio seeks to always be nearly 100% invested by using exchange-traded funds and index futures contracts at the margin to invest and divest daily cash flows. To lessen their impact on performance, the transaction costs for the strategy’s implementation are minimized. In addition, through securities lending, there is potential for additional income generation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.0%
2.	General Electric Co.	2.9
3.	Microsoft Corp.	2.2
4.	AT&T, Inc.	1.9
5.	Procter & Gamble Co.	1.8
6.	Chevron Corp.	1.5
7.	Johnson & Johnson	1.5
8.	Bank of America Corp.	1.4
9.	Apple, Inc.	1.3
10.	Cisco Systems, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***

Financials	17.5%
Information Technology	16.6
Energy	12.8
Healthcare	11.9
Industrials	11.5
Consumer Staples	10.2
Consumer Discretionary	8.5
Telecommunication Services	3.6
Utilities	3.6
Materials	3.3
Short-Term Investments	0.5

*	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with the Portfolio. The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
EQUITY INDEX PORTFOLIO	5/01/98	5.10%	12.34%	4.09%

LIFE OF PORTFOLIO PERFORMANCE (5/01/98 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Equity Index Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds S&P 500 Funds Index from May 1, 1998 to December 31, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the index reflects an initial investment at the end of the month closest to the Portfolio’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds S&P 500 Funds Index is an index based on total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.5%
	Common Stocks — 99.5%
	Aerospace & Defense — 2.8%
7,907	Boeing Co.	691,546
4,105	General Dynamics Corp.	365,304
1,274	Goodrich Corp.	89,957
7,618	Honeywell International, Inc.	469,040
1,283	L-3 Communications Holdings, Inc.	135,921
3,540	Lockheed Martin Corp.	372,621
3,452	Northrop Grumman Corp.	271,465
1,409	Precision Castparts Corp.	195,428
4,379	Raytheon Co.	265,805
1,662	Rockwell Collins, Inc.	119,614
10,084	United Technologies Corp.	771,830
		3,748,531
	Air Freight & Logistics — 0.9%
1,732	CH Robinson Worldwide, Inc.	93,736
2,174	Expeditors International of Washington, Inc.	97,134
3,155	FedEx Corp.	281,331
10,720	United Parcel Service, Inc., Class B	758,119
		1,230,320
	Airlines — 0.1%
7,488	Southwest Airlines Co.	91,354
	Auto Components — 0.2%
2,447	Goodyear Tire & Rubber Co. (The) (a)	69,055
6,058	Johnson Controls, Inc.	218,330
		287,385
	Automobiles — 0.3%
21,527	Ford Motor Co. (a)	144,876
5,774	General Motors Corp. (c)	143,715
2,463	Harley-Davidson, Inc.	115,047
		403,638
	Beverages — 2.4%
7,486	Anheuser-Busch Cos., Inc.	391,817
881	Brown-Forman Corp., Class B	65,291
20,274	Coca-Cola Co. (The)	1,244,215
2,919	Coca-Cola Enterprises, Inc.	75,982
1,978	Constellation Brands, Inc., Class A (a)	46,760
1,394	Molson Coors Brewing Co., Class B	71,958
1,415	Pepsi Bottling Group, Inc.	55,836
16,421	PepsiCo, Inc.	1,246,354
		3,198,213
	Biotechnology — 1.1%
11,095	Amgen, Inc. (a)	515,252
2,993	Biogen Idec, Inc. (a)	170,362
3,936	Celgene Corp. (a)	181,882
2,713	Genzyme Corp. (a)	201,956
9,495	Gilead Sciences, Inc. (a)	436,865
		1,506,317
	Building Products — 0.1%
3,762	Masco Corp.	81,297
1,748	Trane, Inc.	81,649
		162,946
	Capital Markets — 3.3%
1,956	American Capital Strategies Ltd. (c)	64,470
2,366	Ameriprise Financial, Inc.	130,390
11,616	Bank of New York Mellon Corp. (The)	566,396
1,178	Bear Stearns Cos., Inc. (The)	103,959
9,556	Charles Schwab Corp. (The)	244,156
4,323	E*Trade Financial Corp. (a) (c)	15,347
882	Federated Investors, Inc., Class B	36,303
1,650	Franklin Resources, Inc.	188,809
4,057	Goldman Sachs Group, Inc. (The)	872,458
1,565	Janus Capital Group, Inc.	51,410
1,370	Legg Mason, Inc.	100,216
5,407	Lehman Brothers Holdings, Inc.	353,834
8,733	Merrill Lynch & Co., Inc.	468,787
10,826	Morgan Stanley	574,969
1,952	Northern Trust Corp.	149,484
3,940	State Street Corp.	319,928
2,694	T. Rowe Price Group, Inc.	164,011
		4,404,927
	Chemicals — 1.8%
2,197	Air Products & Chemicals, Inc.	216,690
572	Ashland, Inc.	27,130
9,634	Dow Chemical Co. (The)	379,772
827	Eastman Chemical Co.	50,522
1,782	Ecolab, Inc.	91,256
9,171	El du Pont de Nemours & Co.	404,349
1,180	Hercules, Inc.	22,833
830	International Flavors & Fragrances, Inc.	39,948
5,578	Monsanto Co.	623,007
1,670	PPG Industries, Inc.	117,284
3,223	Praxair, Inc.	285,912
1,278	Rohm & Haas Co.	67,824
1,326	Sigma-Aldrich Corp.	72,400
		2,398,927
	Commercial Banks — 3.0%
5,605	BB&T Corp.	171,905
1,541	Comerica, Inc.	67,080
1,988	Commerce Bancorp, Inc.	75,822
5,433	Fifth Third Bancorp	136,531

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
1,289	First Horizon National Corp. (c)	23,395
3,733	Huntington Bancshares, Inc.	55,099
3,966	KeyCorp	93,003
762	M&T Bank Corp.	62,156
2,623	Marshall & Ilsley Corp.	69,457
6,463	National City Corp. (c)	106,381
3,566	PNC Financial Services Group, Inc.	234,108
7,091	Regions Financial Corp.	167,702
3,563	SunTrust Banks, Inc.	222,652
3,351	Synovus Financial Corp.	80,692
17,614	U.S. Bancorp	559,069
20,151	Wachovia Corp.	766,343
34,422	Wells Fargo & Co.	1,039,200
1,102	Zions Bancorp	51,453
		3,982,048
	Commercial Services & Supplies — 0.5%
2,953	Allied Waste Industries, Inc. (a)	32,542
1,086	Avery Dennison Corp. (c)	57,710
1,377	Cintas Corp.	46,295
1,345	Equifax, Inc.	48,904
1,305	Monster Worldwide, Inc. (a)	42,282
2,213	Pitney Bowes, Inc.	84,182
2,189	R.R. Donnelley & Sons Co.	82,613
1,643	Robert Half International, Inc.	44,427
5,186	Waste Management, Inc.	169,427
		608,382
	Communications Equipment — 2.5%
877	Ciena Corp. (a) (c)	29,915
61,890	Cisco Systems, Inc. (a)	1,675,362
16,075	Corning, Inc.	385,639
2,239	JDS Uniphase Corp. (a) (c)	29,779
5,321	Juniper Networks, Inc. (a)	176,657
23,303	Motorola, Inc.	373,780
16,694	QUALCOMM, Inc.	656,909
4,480	Tellabs, Inc. (a)	29,299
		3,357,340
	Computers & Peripherals — 4.5%
8,931	Apple, Inc. (a)	1,769,052
22,860	Dell, Inc. (a)	560,299
21,404	EMC Corp. (a)	396,616
26,299	Hewlett-Packard Co.	1,327,573
14,057	International Business Machines Corp.	1,519,562
966	Lexmark International, Inc., Class A (a)	33,675
3,511	Network Appliance, Inc. (a)	87,635
1,396	QLogic Corp. (a)	19,823
2,328	SanDisk Corp. (a)	77,220
8,453	Sun Microsystems, Inc. (a)	153,253
1,847	Teradata Corp. (a)	50,626
		5,995,334
	Construction & Engineering — 0.2%
902	Fluor Corp.	131,440
1,233	Jacobs Engineering Group, Inc. (a)	117,887
		249,327
	Construction Materials — 0.1%
1,104	Vulcan Materials Co. (c)	87,315
	Consumer Finance — 0.8%
11,929	American Express Co.	620,546
3,987	Capital One Financial Corp.	188,426
4,872	Discover Financial Services	73,470
5,262	SLM Corp.	105,977
		988,419
	Containers & Packaging — 0.1%
1,025	Ball Corp.	46,125
1,026	Bemis Co.	28,092
1,331	Pactiv Corp. (a)	35,444
1,648	Sealed Air Corp.	38,135
		147,796
	Distributors — 0.1%
1,713	Genuine Parts Co.	79,312
	Diversified Consumer Services — 0.1%
1,395	Apollo Group, Inc., Class A (a)	97,859
3,316	H&R Block, Inc. (c)	61,578
		159,437
	Diversified Financial Services — 4.4%
45,276	Bank of America Corp.	1,868,088
1,934	CIT Group, Inc.	46,474
50,927	Citigroup, Inc.	1,499,291
559	CME Group, Inc.	383,474
710	IntercontinentalExchange, Inc. (a)	136,675
34,266	JPMorgan Chase & Co. (q)	1,495,711
1,725	Leucadia National Corp. (c)	81,247
2,188	Moody’s Corp. (c)	78,112
2,703	NYSE Euronext	237,242
		5,826,314
	Diversified Telecommunication Services — 3.2%
61,867	AT&T, Inc.	2,571,193
1,126	CenturyTel, Inc.	46,684
3,343	Citizens Communications Co.	42,556
1,559	Embarq Corp.	77,217

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — Continued
16,018	Qwest Communications International, Inc. (a) (c)	112,286
29,485	Verizon Communications, Inc.	1,288,200
4,868	Windstream Corp.	63,381
		4,201,517
	Electric Utilities — 2.1%
1,696	Allegheny Energy, Inc. (c)	107,883
4,081	American Electric Power Co., Inc.	190,011
12,864	Duke Energy Corp.	259,467
3,324	Edison International	177,402
1,983	Entergy Corp.	237,008
6,732	Exelon Corp.	549,601
3,110	FirstEnergy Corp.	224,977
4,153	FPL Group, Inc.	281,490
2,043	Pepco Holdings, Inc.	59,921
1,024	Pinnacle West Capital Corp. (c)	43,428
3,797	PPL Corp.	197,786
2,644	Progress Energy, Inc.	128,049
7,748	Southern Co. (The)	300,235
		2,757,258
	Electrical Equipment — 0.5%
1,837	Cooper Industries Ltd., Class A	97,141
8,031	Emerson Electric Co.	455,036
1,522	Rockwell Automation, Inc.	104,957
		657,134
	Electronic Equipment & Instruments — 0.3%
3,943	Agilent Technologies, Inc. (a)	144,866
2,122	Jabil Circuit, Inc.	32,403
1,444	Molex, Inc.	39,421
5,072	Tyco Electronics Ltd. (Bermuda)	188,323
		405,013
	Energy Equipment & Services — 2.6%
3,246	Baker Hughes, Inc.	263,251
2,987	BJ Services Co.	72,465
1,478	ENSCO International, Inc.	88,118
8,989	Halliburton Co.	340,773
2,889	Nabors Industries Ltd. (Bermuda) (a)	79,130
3,638	National Oilwell Varco, Inc. (a)	267,247
2,734	Noble Corp.	154,498
1,135	Rowan Cos., Inc.	44,787
12,199	Schlumberger Ltd.	1,200,016
2,043	Smith International, Inc.	150,875
3,244	Transocean, Inc.	464,389
3,441	Weatherford International Ltd. (a)	236,053
		3,361,602
	Food & Staples Retailing — 2.4%
4,428	Costco Wholesale Corp.	308,897
15,066	CVS/Caremark Corp.	598,873
6,949	Kroger Co. (The)	185,608
4,513	Safeway, Inc.	154,390
2,157	SUPERVALU, Inc.	80,931
6,204	SYSCO Corp.	193,627
24,103	Wal-Mart Stores, Inc.	1,145,615
10,115	Walgreen Co.	385,179
1,422	Whole Foods Market, Inc. (c)	58,018
		3,111,138
	Food Products — 1.5%
6,558	Archer-Daniels-Midland Co.	304,488
2,270	Campbell Soup Co.	81,107
4,971	ConAgra Foods, Inc.	118,260
1,342	Dean Foods Co.	34,704
3,444	General Mills, Inc.	196,308
3,233	H.J. Heinz Co.	150,916
1,714	Hershey Co. (The)	67,532
2,692	Kellogg Co.	141,142
15,783	Kraft Foods, Inc., Class A	514,999
1,303	McCormick & Co., Inc. (Non-Voting)	49,397
7,388	Sara Lee Corp.	118,651
2,793	Tyson Foods, Inc., Class A	42,817
2,222	Wm. Wrigley, Jr., Co.	130,098
		1,950,419
	Gas Utilities — 0.1%
460	Nicor, Inc. (c)	19,481
1,762	Questar Corp.	95,324
		114,805
	Health Care Equipment & Supplies — 1.7%
6,468	Baxter International, Inc.	375,467
2,488	Becton, Dickinson & Co.	207,947
13,687	Boston Scientific Corp. (a)	159,180
5,079	Covidien Ltd. (Bermuda)	224,949
1,039	CR Bard, Inc.	98,497
1,607	Hospira, Inc. (a)	68,523
11,534	Medtronic, Inc.	579,814
3,492	St. Jude Medical, Inc. (a)	141,915
2,429	Stryker Corp.	181,495
1,276	Varian Medical Systems, Inc. (a)	66,556
2,395	Zimmer Holdings, Inc. (a)	158,429
		2,262,772
	Health Care Providers & Services — 2.4%
5,105	Aetna, Inc.	294,712
1,713	AmerisourceBergen Corp.	76,862
3,688	Cardinal Health, Inc.	212,982

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — Continued
2,848	Cigna Corp.	153,023
1,580	Coventry Health Care, Inc. (a)	93,615
2,571	Express Scripts, Inc. (a)	187,683
1,728	Humana, Inc. (a)	130,136
1,175	Laboratory Corp. of America Holdings (a)	88,748
2,952	McKesson Corp.	193,385
2,728	Medco Health Solutions, Inc. (a)	276,619
1,426	Patterson Cos., Inc. (a)	48,413
1,600	Quest Diagnostics, Inc.	84,640
4,837	Tenet Healthcare Corp. (a) (c)	24,572
13,181	UnitedHealth Group, Inc.	767,134
5,828	WellPoint, Inc. (a)	511,290
		3,143,814
	Health Care Technology — 0.0% (g)
1,979	IMS Health, Inc.	45,596
	Hotels, Restaurants & Leisure — 1.4%
4,456	Carnival Corp.	198,248
1,447	Darden Restaurants, Inc.	40,096
1,913	Harrah’s Entertainment, Inc.	169,779
3,218	International Game Technology	141,367
3,189	Marriott International, Inc., Class A	109,000
12,065	McDonald’s Corp.	710,749
7,451	Starbucks Corp. (a)	152,522
2,032	Starwood Hotels & Resorts Worldwide, Inc.	89,469
891	Wendy’s International, Inc.	23,023
1,815	Wyndham Worldwide Corp.	42,761
5,188	Yum! Brands, Inc.	198,545
		1,875,559
	Household Durables — 0.4%
638	Black & Decker Corp.	44,437
1,240	Centex Corp.	31,322
2,828	D.R. Horton, Inc.	37,245
1,558	Fortune Brands, Inc.	112,737
617	Harman International Industries, Inc.	45,479
786	KB Home (c)	16,978
1,735	Leggett & Platt, Inc. (c)	30,258
1,422	Lennar Corp., Class A (c)	25,440
2,849	Newell Rubbermaid, Inc.	73,732
2,168	Pulte Homes, Inc.	22,851
587	Snap-On, Inc.	28,317
838	Stanley Works (The)	40,626
788	Whirlpool Corp. (c)	64,324
		573,746
	Household Products — 2.4%
1,413	Clorox Co.	92,085
5,200	Colgate-Palmolive Co.	405,392
4,316	Kimberly-Clark Corp.	299,272
31,681	Procter & Gamble Co.	2,326,019
		3,122,768
	Independent Power Producers & Energy Traders — 0.3%
6,827	AES Corp. (The) (a)	146,029
1,843	Constellation Energy Group, Inc.	188,963
5,058	Dynegy, Inc., Class A (a)	36,114
		371,106
	Industrial Conglomerates — 3.7%
7,276	3M Co.	613,512
103,094	General Electric Co.	3,821,695
2,543	Textron, Inc.	181,316
5,048	Tyco International Ltd. (Bermuda)	200,153
		4,816,676
	Insurance — 4.3%
3,362	ACE Ltd. (Bermuda)	207,704
4,976	Aflac, Inc.	311,647
5,822	Allstate Corp. (The)	304,083
1,036	AMBAC Financial Group, Inc. (c)	26,698
25,872	American International Group, Inc.	1,508,338
2,995	AON Corp.	142,831
974	Assurant, Inc. (c)	65,161
3,915	Chubb Corp.	213,681
1,693	Cincinnati Financial Corp.	66,941
4,475	Genworth Financial, Inc., Class A	113,889
3,202	Hartford Financial Services Group, Inc.	279,182
2,746	Lincoln National Corp.	159,872
4,484	Loews Corp.	225,725
5,306	Marsh & McLennan Cos., Inc.	140,450
1,281	MBIA, Inc. (c)	23,865
7,555	MetLife, Inc.	465,539
2,669	Principal Financial Group, Inc.	183,734
7,121	Progressive Corp. (The)	136,438
4,631	Prudential Financial, Inc.	430,868
964	Safeco Corp.	53,675
940	Torchmark Corp.	56,898
6,579	Travelers Cos., Inc. (The)	353,950
3,681	Unum Group	87,571
1,818	XL Capital Ltd., Class A (Bermuda)	91,464
		5,650,204
	Internet & Catalog Retail — 0.3%
3,134	Amazon.com, Inc. (a)	290,334
2,119	Expedia, Inc. (a) (c)	67,003
1,881	IAC/InterActive Corp. (a)	50,636
		407,973

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet Software & Services — 1.9%
1,695	Akamai Technologies, Inc. (a) (c)	58,647
11,598	eBay, Inc. (a)	384,938
2,362	Google, Inc., Class A (a)	1,633,276
2,254	VeriSign, Inc. (a)	84,773
13,633	Yahoo!, Inc. (a)	317,103
		2,478,737
	IT Services — 0.8%
1,025	Affiliated Computer Services, Inc., Class A (a)	46,228
5,368	Automatic Data Processing, Inc.	239,037
2,962	Cognizant Technology Solutions Corp., Class A (a)	100,530
1,775	Computer Sciences Corp. (a)	87,809
1,329	Convergys Corp. (a)	21,875
5,224	Electronic Data Systems Corp.	108,294
1,741	Fidelity National Information Services, Inc.	72,408
1,679	Fiserv, Inc. (a)	93,168
3,402	Paychex, Inc.	123,220
397	Total System Services, Inc.	11,116
3,549	Unisys Corp. (a)	16,787
7,660	Western Union Co. (The)	185,985
		1,106,457
	Leisure Equipment & Products — 0.1%
897	Brunswick Corp.	15,294
2,938	Eastman Kodak Co. (c)	64,254
1,500	Hasbro, Inc.	38,370
3,742	Mattel, Inc.	71,248
		189,166
	Life Sciences Tools & Services — 0.4%
1,716	Applera Corp. — Applied Biosystems Group	58,207
557	Millipore Corp. (a)	40,761
1,209	PerkinElmer, Inc.	31,458
4,304	Thermo Fisher Scientific, Inc. (a)	248,255
1,024	Waters Corp. (a)	80,968
		459,649
	Machinery — 1.9%
6,487	Caterpillar, Inc.	470,697
1,042	Cummins, Inc.	132,720
2,583	Danaher Corp. (c)	226,632
4,527	Deere & Co.	421,554
2,027	Dover Corp.	93,425
1,494	Eaton Corp.	144,843
4,217	Illinois Tool Works, Inc.	225,778
2,779	Ingersoll-Rand Co., Ltd., Class A (Bermuda)	129,140
1,849	ITT Corp.	122,108
1,324	Manitowoc Co., Inc. (The) (c)	64,651
3,757	PACCAR, Inc.	204,681
1,250	Pall Corp.	50,400
1,716	Parker Hannifin Corp.	129,232
1,047	Terex Corp. (a)	68,652
		2,484,513
	Media — 2.8%
6,988	CBS Corp., Class B	190,423
5,079	Clear Channel Communications, Inc.	175,327
31,350	Comcast Corp., Class A (a)	572,451
7,324	DIRECTV Group, Inc. (The) (a)	169,331
914	E.W. Scripps Co., Class A	41,139
2,368	Gannett Co., Inc.	92,352
4,809	Interpublic Group of Companies, Inc. (The) (a) (c)	39,001
3,356	McGraw-Hill Cos., Inc. (The)	147,026
387	Meredith Corp.	21,277
1,467	New York Times Co. (The), Class A (c)	25,717
23,597	News Corp., Class A	483,503
3,335	Omnicom Group, Inc.	158,513
36,873	Time Warner, Inc.	608,773
6,694	Viacom, Inc., Class B (a)	294,000
19,418	Walt Disney Co. (The)	626,813
97	Washington Post Co. (The), Class B	76,769
		3,722,415
	Metals & Mining — 1.0%
8,652	Alcoa, Inc.	316,231
1,043	Allegheny Technologies, Inc.	90,115
3,896	Freeport-McMoRan Copper & Gold, Inc.	399,106
4,609	Newmont Mining Corp.	225,057
2,937	Nucor Corp.	173,929
893	Titanium Metals Corp. (c)	23,620
1,205	United States Steel Corp.	145,697
		1,373,755
	Multi-Utilities — 1.1%
2,122	Ameren Corp. (c)	115,034
3,277	CenterPoint Energy, Inc.	56,135
2,296	CMS Energy Corp.	39,904
2,770	Consolidated Edison, Inc. (c)	135,314
5,966	Dominion Resources, Inc.	283,087
1,670	DTE Energy Co. (c)	73,413
778	Integrys Energy Group, Inc.	40,215
2,797	NiSource, Inc.	52,835
3,612	PG&E Corp.	155,641
2,594	Public Service Enterprise Group, Inc.	254,835
2,667	Sempra Energy	165,034
2,149	TECO Energy, Inc.	36,984
4,284	Xcel Energy, Inc.	96,690
		1,505,121

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multiline Retail — 0.8%
922	Big Lots, Inc. (a) (c)	14,743
583	Dillard’s, Inc., Class A (c)	10,949
1,433	Family Dollar Stores, Inc. (c)	27,557
2,262	J.C. Penney Co., Inc.	99,505
3,200	Kohl’s Corp. (a)	146,560
4,417	Macy’s, Inc.	114,268
1,918	Nordstrom, Inc.	70,448
744	Sears Holdings Corp. (a) (c)	75,925
8,475	Target Corp.	423,750
		983,705
	Office Electronics — 0.1%
9,430	Xerox Corp.	152,672
	Oil, Gas & Consumable Fuels — 10.2%
4,757	Anadarko Petroleum Corp.	312,487
3,378	Apache Corp.	363,270
4,633	Chesapeake Energy Corp.	181,614
21,539	Chevron Corp.	2,010,235
16,317	ConocoPhillips	1,440,791
1,851	Consol Energy, Inc.	132,384
4,539	Devon Energy Corp.	403,562
7,146	El Paso Corp.	123,197
2,509	EOG Resources, Inc.	223,928
55,735	Exxon Mobil Corp.	5,221,812
2,835	Hess Corp.	285,938
7,246	Marathon Oil Corp.	440,992
1,919	Murphy Oil Corp.	162,808
1,751	Noble Energy, Inc.	139,239
8,453	Occidental Petroleum Corp.	650,796
2,701	Peabody Energy Corp.	166,490
1,522	Range Resources Corp.	78,170
6,450	Spectra Energy Corp.	166,539
1,199	Sunoco, Inc.	86,856
1,397	Tesoro Corp.	66,637
5,615	Valero Energy Corp.	393,218
6,055	Williams Cos., Inc.	216,648
4,933	XTO Energy, Inc.	253,359
		13,520,970
	Paper & Forest Products — 0.3%
4,367	International Paper Co.	141,403
1,885	MeadWestvaco Corp.	59,001
2,137	Weyerhaeuser Co.	157,582
		357,986
	Personal Products — 0.2%
4,377	Avon Products, Inc.	173,023
1,162	Estee Lauder Cos., Inc. (The), Class A	50,675
		223,698
	Pharmaceuticals — 6.3%
15,764	Abbott Laboratories	885,149
3,132	Allergan, Inc.	201,200
1,099	Barr Pharmaceuticals, Inc. (a)	58,357
20,183	Bristol-Myers Squibb Co.	535,253
10,067	Eli Lilly & Co.	537,477
3,181	Forest Laboratories, Inc. (a)	115,947
29,193	Johnson & Johnson	1,947,173
2,493	King Pharmaceuticals, Inc. (a)	25,528
22,203	Merck & Co., Inc.	1,290,216
3,084	Mylan Laboratories, Inc. (c)	43,361
69,672	Pfizer, Inc.	1,583,645
16,523	Schering-Plough Corp.	440,173
1,057	Watson Pharmaceuticals, Inc. (a)	28,687
13,661	Wyeth	603,680
		8,295,846
	Real Estate Investment Trusts (REITs) — 1.0%
975	Apartment Investment & Management Co. (c)	33,862
803	AvalonBay Communities, Inc.	75,594
1,217	Boston Properties, Inc. (c)	111,733
1,253	Developers Diversified Realty Corp.	47,977
2,765	Equity Residential	100,840
2,487	General Growth Properties, Inc.	102,415
5,329	Host Hotels & Resorts, Inc.	90,806
2,578	Kimco Realty Corp.	93,839
1,757	Plum Creek Timber Co., Inc. (c)	80,892
2,627	ProLogis	166,499
1,270	Public Storage	93,231
2,275	Simon Property Group, Inc. (c)	197,606
1,367	Vornado Realty Trust	120,228
		1,315,522
	Real Estate Management & Development — 0.0% (g)
2,019	CB Richard Ellis Group, Inc., Class A (a) (c)	43,509
	Road & Rail — 0.8%
3,040	Burlington Northern Santa Fe Corp.	253,019
4,289	CSX Corp.	188,630
3,950	Norfolk Southern Corp.	199,238
592	Ryder System, Inc.	27,830
2,679	Union Pacific Corp.	336,536
		1,005,253
	Semiconductors & Semiconductor Equipment — 2.7%
6,158	Advanced Micro Devices, Inc. (a) (c)	46,185
3,426	Altera Corp.	66,190
3,095	Analog Devices, Inc.	98,112
14,058	Applied Materials, Inc.	249,670
4,800	Broadcom Corp., Class A (a)	125,472

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Semiconductors & Semiconductor Equipment — Continued
59,646	Intel Corp.	1,590,162
1,858	KLA-Tencor Corp.	89,481
2,280	Linear Technology Corp.	72,573
7,201	LSI Corp. (a)	38,237
2,337	MEMC Electronic Materials, Inc. (a)	206,801
2,186	Microchip Technology, Inc.	68,684
7,758	Micron Technology, Inc. (a)	56,246
2,397	National Semiconductor Corp.	54,268
1,185	Novellus Systems, Inc. (a)	32,671
5,667	NVIDIA Corp. (a)	192,791
1,771	Teradyne, Inc. (a)	18,312
14,263	Texas Instruments, Inc.	476,384
2,999	Xilinx, Inc.	65,588
		3,547,827
	Software — 3.7%
5,853	Adobe Systems, Inc. (a)	250,099
2,355	Autodesk, Inc. (a)	117,185
1,997	BMC Software, Inc. (a)	71,173
3,998	CA, Inc.	99,750
1,935	Citrix Systems, Inc. (a)	73,549
2,919	Compuware Corp. (a)	25,921
3,213	Electronic Arts, Inc. (a)	187,671
3,394	Intuit, Inc. (a)	107,284
82,075	Microsoft Corp.	2,921,870
3,568	Novell, Inc. (a)	24,512
40,227	Oracle Corp. (a)	908,326
8,847	Symantec Corp. (a)	142,791
		4,930,131
	Specialty Retail — 1.5%
879	Abercrombie & Fitch Co., Class A	70,294
1,408	AutoNation, Inc. (a)	22,049
450	AutoZone, Inc. (a)	53,959
2,702	Bed Bath & Beyond, Inc. (a)	79,412
3,580	Best Buy Co., Inc.	188,487
1,719	Circuit City Stores, Inc. (c)	7,220
1,622	GameStop Corp., Class A (a)	100,742
4,751	Gap, Inc. (The)	101,101
17,215	Home Depot, Inc.	463,772
3,170	Limited Brands, Inc.	60,008
14,920	Lowe’s Cos., Inc.	337,490
2,784	Office Depot, Inc. (a)	38,725
769	OfficeMax, Inc.	15,888
1,338	RadioShack Corp. (c)	22,559
1,063	Sherwin-Williams Co. (The) (c)	61,697
7,213	Staples, Inc.	166,404
1,384	Tiffany & Co.	63,706
4,458	TJX Cos., Inc.	128,078
		1,981,591
	Textiles, Apparel & Luxury Goods — 0.4%
3,755	Coach, Inc. (a)	114,828
870	Jones Apparel Group, Inc.	13,911
1,015	Liz Claiborne, Inc. (c)	20,655
3,917	Nike, Inc., Class B	251,628
601	Polo Ralph Lauren Corp.	37,136
898	V.F. Corp.	61,657
		499,815
	Thrifts & Mortgage Finance — 0.7%
5,903	Countrywide Financial Corp. (c)	52,773
9,978	Fannie Mae	398,921
6,749	Freddie Mac	229,938
5,309	Hudson City Bancorp, Inc.	79,741
835	MGIC Investment Corp. (c)	18,729
3,677	Sovereign Bancorp, Inc. (c)	41,918
8,862	Washington Mutual, Inc. (c)	120,612
		942,632
	Tobacco — 1.4%
21,487	Altria Group, Inc.	1,623,988
1,745	Reynolds American, Inc. (c)	115,100
1,598	UST, Inc. (c)	87,570
		1,826,658
	Trading Companies & Distributors — 0.1%
687	W.W. Grainger, Inc.	60,126
	Wireless Telecommunication Services — 0.4%
4,129	American Tower Corp., Class A (a)	175,895
29,013	Sprint Nextel Corp.	380,941
		556,836
	Total Common Stocks (Cost $107,476,875)	131,307,272
	Investment Company — 0.0% (g)
270	SPDR Trust Series I (Cost $39,633)	39,477
	Total Long-Term Investments (Cost $107,516,508)	131,346,749
Short-Term Investments — 0.5%
	Investment Company — 0.5%
661,723	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m)	661,723

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — Continued
	U.S. Treasury Obligations — 0.0% (g)
	U.S. Treasury Bill,
30,000	3.13%, 02/28/08 (k) (n)	29,862
30,000	3.74%, 01/17/08 (k) (n)	29,957
		59,819
	Total Short-Term Investments (Cost $721,524)	721,542
Investments of Cash Collateral for Securities on Loan — 2.3%
	Corporate Notes — 0.5%
500,000	American Express Credit Corp., FRN, 5.04%, 01/15/08	500,000
200,000	Banque Federative du Credit Mutuel (France), FRN, 5.21%, 08/01/08	199,361
		699,361
	Repurchase Agreements — 1.8%
628,866	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $629,028, collateralized by U.S. Government Agency Mortgages	628,866
500,000	Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $500,132, collateralized by U.S. Government Agency Mortgages	500,000
600,000	Bear Stearns Cos., Inc., 4.50%, dated 12/31/07, due 01/02/08, repurchase price $600,150, collateralized by U.S. Government Agency Mortgages	600,000
600,000	Lehman Brothers, Inc., 4.49%, dated 12/31/07, due 01/02/08, repurchase price $600,150, collateralized by U.S. Government Agency Mortgages	600,000
		2,328,866
	Total Investments of Cash Collateral for Securities on Loan (Cost $3,028,227)	3,028,227
	Total Investments — 102.3% (Cost $111,266,259)	135,096,518
	Liabilities in Excess of Other Assets — (2.3)%	(3,064,372)
	NET ASSETS — 100.0%	$132,032,146

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   11

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/07	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
9	E-mini S&P 500 Index	March, 2008	$664,740	($9,170)

ABBREVIATIONS:

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)	— Amount rounds to less than 0.1%.

(k)	— Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for future contracts.

(m)
—  All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)	— The rate shown is the effective yield at the date of purchase.

(q)	— Investment in affiliate. This security is included in an index in which the Portfolio, as an index fund, invests.

FRN	— Floating Rate Note. The interest rate shown is the rate in effect as of December 31, 2007.

SPDR	— Standard & Poor’s Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007

Equity Index Portfolio
ASSETS:
Investments in non-affiliates, at value	$132,939,084
Investments in affiliates, at value	2,157,434
Total investment securities, at value	135,096,518
Cash	50
Receivables:
Investment securities sold	73,550
Portfolio shares sold	68,969
Interest and dividends	195,893
Total Assets	135,434,980

LIABILITIES:
Payables:
Collateral for securities lending program	3,028,227
Investment securities purchased	143,000
Portfolio shares redeemed	111,618
Variation margin on futures contracts	4,840
Accrued liabilities:
Investment advisory fees	2,446
Administration fees	12,839
Custodian and accounting fees	28,805
Trustees’ and Chief Compliance Officer’s fees	536
Other	70,523
Total Liabilities	3,402,834
Net Assets	$132,032,146

NET ASSETS:
Paid in capital	$110,071,780
Accumulated undistributed (distributions in excess of) net investment income	2,159,496
Accumulated net realized gains (losses)	(4,020,219)
Net unrealized appreciation (depreciation)	23,821,089
Total Net Assets	$132,032,146

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	10,262,440
Net asset value, offering and redemption price per share	$12.87

Cost of investments in non-affiliates	$109,452,210
Cost of investments in affiliates	1,814,049
Market value of securities on loan	2,946,091

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   13

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

Equity Index Portfolio
INVESTMENT INCOME:
Dividend income	$2,693,470
Dividend income from affiliates (a)	85,227
Interest income	43
Income from securities lending (net)	9,312
Total investment income	2,788,052

EXPENSES:
Investment advisory fees	356,224
Administration fees	141,257
Custodian and accounting fees	122,228
Interest expense	146
Professional fees	46,702
Trustees’ and Chief Compliance Officer’s fees	2,069
Printing and mailing costs	56,258
Transfer agent fees	12,539
Other	18,954
Total expenses	756,377
Less amounts waived	(185,714)
Less earnings credits	(559)
Net expenses	570,104
Net investment income (loss)	2,217,948

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,491,509
Investments in affiliates	23,461
Futures	48,560
Net realized gain (loss)	2,563,530
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	2,907,143
Investments in affiliates	(185,268)
Futures	(6,392)
Change in net unrealized appreciation (depreciation)	2,715,483
Net realized/unrealized gains (losses)	5,279,013
Change in net assets resulting from operations	$7,496,961

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Equity Index Portfolio
	Year Ended 12/31/2007	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,217,948	$2,122,599
Net realized gain (loss)	2,563,530	(689,615)
Change in net unrealized appreciation (depreciation)	2,715,483	18,398,123
Change in net assets resulting from operations	7,496,961	19,831,107

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,109,157)	(1,915,411)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	10,839,601	12,563,313
Dividends and distributions reinvested	2,109,157	1,915,411
Cost of shares redeemed	(30,401,787)	(25,225,710)
Change in net assets from capital transactions	(17,453,029)	(10,746,986)

NET ASSETS:
Change in net assets	(12,065,225)	7,168,710
Beginning of period	144,097,371	136,928,661
End of period	$132,032,146	$144,097,371
Accumulated undistributed (distributions in excess of) net investment income	$2,159,496	$2,106,671

SHARE TRANSACTIONS:
Issued	845,544	1,104,904
Reinvested	171,337	170,107
Redeemed	(2,349,903)	(2,213,906)
Change in shares	(1,333,022)	(938,895)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Equity Index Portfolio
Year Ended December 31, 2007	$12.43	$0.22	$0.41	$0.63	$(0.19)	$(0.19)
Year Ended December 31, 2006	10.92	0.19	1.48	1.67	(0.16)	(0.16)
Year Ended December 31, 2005	10.61	0.15	0.31	0.46	(0.15)	(0.15)
Year Ended December 31, 2004	9.72	0.15	0.85	1.00	(0.11)	(0.11)
Year Ended December 31, 2003	7.69	0.11	2.01	2.12	(0.09)	(0.09)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$12.87	5.10%	$132,032	0.40%	1.56%	0.53%	6%
12.43	15.42	144,097	0.40	1.54	0.57	7
10.92	4.46	136,929	0.46	1.41	0.51	12
10.61	10.34	137,197	0.50	1.53	0.51	14
9.72	27.98	126,733	0.50	1.32	0.51	1

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Class Offered
Equity Index Portfolio	Class 1

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C.  Futures Contracts — The Portfolio may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing the Portfolio to adjust exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

As of December 31, 2007, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D. Transactions with Affiliates — An affiliated issuer may be considered one which is under common control with a Portfolio. For the purposes of the report, the Portfolio assumes the following to be an affiliated issuer:

Affiliate	Value at 12/31/2006	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at 12/31/2007	Value at 12/31/2007
JPMorgan Chase & Co.	$1,883,990	$1,269	$227,742	$23,461	$54,036	34,266	$1,495,711

E.  Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended December 31, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2007, the Portfolio had securities with the following market values on loan, received the following collateral and for the year then ended, paid the following amounts to related party affiliates:

Market Value of Loaned Securities	Market Value of Collateral	Lending Agent Fees Paid
$2,946,091	$3,028,227	$2,780

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

G.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

H.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

I.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$(55,966)	$55,966

The reclassifications for the Portfolio relate primarily to distributions from investments in REITs.

J.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.25%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2007 was $1,059.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.40% of the Portfolio’s average daily net assets.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

The contractual expense limitation agreement was in effect for the year ended December 31, 2007. The expense limitation percentage above is in place until at least April 30, 2008.

For the year ended December 31, 2007, the Advisor contractually waived fees for the Portfolio in the amount of $185,714. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the year ended December 31, 2007, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$8,744,144	$25,908,958

During the year ended December 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$112,758,315	$37,639,901	$15,301,698	$22,338,203

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to return of capital from investments in real estate investment trusts and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$2,109,157	$2,109,157

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$1,915,411	$1,915,411

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   21

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

At December 31, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,162,128	$(2,537,331)	$22,338,203

The cumulative timing differences primarily consist of deferred compensation, mark to market of futures contracts, return of capital from investments in real estate investment trusts and wash sale loss deferrals.

As of December 31, 2007, the Portfolio had net capital loss carryforwards, which are available to offset future realized gains:

2010	2014	Total
$2,248,160	$289,171	$2,537,331

During the year ended December 31, 2007, the Portfolio utilized capital loss carryforwards of $2,314,976.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Portfolio had no borrowings outstanding at December 31, 2007, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnification

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

Report of Independent Registered Public Accounting Firm

To the Trustees of JPMorgan Insurance Trust and
Shareholders of JPMorgan Insurance Trust Equity Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Equity Index Portfolio (a portfolio of the JPMorgan Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 13, 2008

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   23

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued) (3)
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   25

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs: including investment advisory, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2007, and continued to hold your shares at the end of the reporting period, December 31, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$ 984.70	$2.00	0.40%
Hypothetical	1,000.00	1,023.19	2.04	0.40

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of the investment advisory agreement for the JPMorgan Equity Index Portfolio (“Portfolio”) whose annual report is contained herein (an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each JPMorgan Fund (the “Funds”), including the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology

28   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB, for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Portfolio’s Chief Compliance Officer had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance is summarized below:

The Trustees noted the Portfolio’s performance in the third, fourth and fourth quintiles for the one, three and five year periods, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios is summarized below:

The Trustees noted that the Portfolio’s net advisory fee was in the second quintile and the actual total expenses were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, considered the fees to be reasonable.

30   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007.

Dividends Received Deductions (DRD)

100% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the fiscal year ended December 31, 2007.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   31

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2007.	AN-JPMITEIP-1207

ANNUAL REPORT     DECEMBER 31, 2007

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Government Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	17
Trustees	18
Officers	20
Schedule of Shareholder Expenses	21
Board Approval of Investment Advisory Agreement	22
Tax Letter	25

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 14, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Insurance Trust Government Bond Portfolio for the 12 months ended December 31, 2007. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“In a year marked by mounting volatility, disarray in the credit and sub-prime mortgage markets, and decelerating economic growth, the bond market outperformed the U.S. stock market.”

Bonds outpace stocks

In a year marked by mounting volatility, disarray in the credit and sub-prime mortgage markets, and decelerating economic growth, the bond market outperformed the U.S. stock market. Bonds, as measured by the Lehman Brothers U.S. Aggregate Bond Index, returned 6.97% for the one-year period, while stocks, as measured by the S&P 500 Index, returned 5.49%.

As the year progressed, the government segments of the fixed-income market provided a “safer haven” for investors than the volatile stock market. In particular, investors preferred the high quality of U.S. Treasury securities, which advanced 9.01% for the year, as measured by the Lehman Brothers U.S. Treasury Index. Treasury securities were the top performers in the fixed-income market, while high-yield bonds were the worst, as investors scaled back their appetites for risk.

Credit problems build as year progresses

Market conditions in the first half of the year remained relatively tame. Treasury yields moved higher on expectations for a rebound in economic growth, following the first quarter’s gross domestic product (GDP) gain of only 0.6%. Problems in the credit markets emerged late in the second quarter and spread-sector yields began increasing on unease regarding credit quality in the leveraged and sub-investment-grade loan markets. When spreads on a particular group of securities widen, prices fall, yields increase and total return declines, relative to comparable-duration Treasuries.

Treasuries benefit from flight to quality

The problems in the riskier segments of the U.S. financial markets helped generate strong performance in the higher-quality sectors. The U.S. Treasury market experienced heavy demand, as a widespread flight to quality took over the financial markets. Treasury yields ended the 12-month period lower, with shorter-term securities showing the greatest decline. Specifically, the yield on the two-year Treasury dropped from 4.82% to 3.05%; the yield on the 10-year Treasury declined from 4.71% to 4.04%; and the yield on the 30-year Treasury fell from 4.81% to 4.45%. As a result, the yield curve steepened during the year, as the shorter end dropped. Interest rates and prices have an inverse relationship to one another. As demand for the safety of Treasury securities drove prices higher over the period, yields were pushed lower.

Fed responds with series of rate cuts

In response to the growing problems in the credit markets and resulting threats to economic growth, the Federal Reserve (Fed) adopted an easing campaign and cut interest rates by a total of 100 basis points (bps) late in the period. Investors reacted favorably to the Fed’s 50-bp rate cut in September. But, additional Fed rate cuts in October and December of 25 bps each generated little enthusiasm among investors, who hoped for a more aggressive move. The fed funds target rate ended the year at 4.25%.

The Fed’s rate cuts demonstrated a shift in sentiment, as its fourth-quarter policy statement indicated that the central bank was more concerned about a slowdown in economic growth than the potential for rising inflation. Previously, the Fed had stated that inflation was the greater threat to the economy and the reason it kept the fed funds target rate unchanged at 5.25% from June 29, 2006, through September 18, 2007.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Government Bond Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 12/31/2007	$153,176,417
Primary Benchmark	Lehman Brothers Government Bond Index
Average Credit Quality	AAA
Duration	5.51 Years

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Government Bond Portfolio, which seeks a high level of current income with liquidity and safety of principal*, returned 7.49%** (Class 1 Shares) over the 12 months ended December 31, 2007, compared to the 8.66% return for the Lehman Brothers Government Bond Index over the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark for the period due primarily to an underweight in U.S. Treasuries, which were the fixed income market’s best performers as result of a flight to quality in the second half of the year. The Treasury curve steepened sharply, with the spread between two- and 10-year Treasury yields rising 110 basis points (bps). The two-year Treasury yield fell 177 bps to 3.05%, while the 10-year yield fell 67 bps to 4.04%. The Portfolio’s allocation in spread products (bonds with higher yields than U.S. Treasuries due to credit or structure risk), particularly mortgage securities, also detracted from performance due to unprecedented spread widening in the market during the second half of the year. In the mortgage market, the Portfolio’s exposure to principal-only securities and inverse floaters had a negative influence on performance, as spreads on these securities widened considerably.

Overall, security selection relative to the benchmark was a positive influence on performance. Additionally, we maintained a longer duration than the benchmark, which was helpful in the declining rate environment.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We continued to focus on security selection as our primary strategy, looking for attractively valued securities that fit our low turnover investment philosophy. We maintained an overweight in mortgages in general and well-structured, collateralized mortgage obligations in particular. We also held underweights in agency securities and Treasury notes, and an overweight in separate trading of registered interest and principal securities (STRIPS). As rates rallied during the second half of the year, the Portfolio’s duration shortened slightly, ending the year at 5.51 years, compared to 5.41 years on December 31, 2006.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	47.6%
U.S. Treasury Obligations	22.9
U.S. Government Agency Securities	15.3
Mortgage Pass-Through Securities	11.4
Short-Term Investment	2.8

*	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based on total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
GOVERNMENT BOND PORTFOLIO	8/1/94	7.49%	4.23%	5.78%

TEN YEAR PERFORMANCE  (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the Class 1 Shares of the JPMorgan Insurance Trust Government Bond Portfolio, the Lehman Brothers Government Bond Index, the Lipper Variable Underlying Funds General U.S. Government Funds Index and the Lipper General U.S. Government Funds Index from December 31, 1997 to December 31, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Lehman Brothers Government Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds General U.S. Government Funds Index and the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Lehman Brothers Government Bond Index is an unmanaged index and is comprised of the Treasury and Agency Bond indices, the 1–3 Year Government Index and the 20+ Year Treasury Index. The Lipper Variable Underlying Funds General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper Inc. The Lipper General U.S. Government Funds Index, the Portfolio’s former secondary index, represents the total returns of similarly managed mutual funds. The Portfolio has changed its secondary index to the Lipper Variable Underlying Funds General U.S. Government Funds Index because it is a closer comparison to the Portfolio. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Government Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.9%
	Collateralized Mortgage Obligations — 47.4%
	Federal Home Loan Mortgage Corp., REMICS
183,870	Series 1343, Class LA, 8.00%, 08/15/22	200,477
12,294	Series 1561, Class TA, PO, 08/15/08	12,043
399,959	Series 1577, Class PV, 6.50%, 09/15/23	410,217
946,630	Series 1584, Class L, 6.50%, 09/15/23	988,354
15,085	Series 1604, Class MB, IF, 6.82%, 11/15/08	15,101
33,068	Series 1625, Class SC, IF, 7.00%, 12/15/08	33,144
952,409	Series 1633, Class Z, 6.50%, 12/15/23	995,663
201,000	Series 1694, Class PK, 6.50%, 03/15/24	211,615
411,551	Series 1999, Class PU, 7.00%, 10/15/27	432,858
700,787	Series 2031, Class PG, 7.00%, 02/15/28 (m)	726,230
587,619	Series 2035, Class PC, 6.95%, 03/15/28	616,180
681,952	Series 2095, Class PE, 6.00%, 11/15/28	699,775
37,480	Series 2132, Class PD, 6.00%, 11/15/27	37,559
209,108	Series 2178, Class PB, 7.00%, 08/15/29	218,536
365,418	Series 2259, Class ZC, 7.35%, 10/15/30	375,577
557,772	Series 2345, Class PQ, 6.50%, 08/15/16	580,830
164,959	Series 2366, Class VG, 6.00%, 06/15/11	165,016
815,458	Series 2367, Class ME, 6.50%, 10/15/31	850,679
80,890	Series 2390, Class DO, PO, 12/15/31	66,630
883,000	Series 2527, Class BP, 5.00%, 11/15/17	883,476
5,000,000	Series 2543, Class YX, 6.00%, 12/15/32 (m)	5,073,968
3,230,000	Series 2578, Class PG, 5.00%, 02/15/18	3,213,219
1,756,384	Series 2626, Class KA, 3.00%, 03/15/30	1,664,002
650,000	Series 2631, Class TE, 4.50%, 02/15/28	636,411
590,854	Series 2647, Class A, 3.25%, 04/15/32	542,459
3,048,559	Series 2651, Class VZ, 4.50%, 07/15/18	2,940,806
2,438,000	Series 2656, Class BG, 5.00%, 10/15/32	2,414,236
410,000	Series 2682, Class LC, 4.50%, 07/15/32	397,278
2,500,000	Series 2684, Class PD, 5.00%, 03/15/29	2,507,267
1,250,000	Series 2749, Class TD, 5.00%, 06/15/21	1,251,306
650,000	Series 2773, Class TB, 4.00%, 04/15/19	603,626
625,000	Series 2827, Class DG, 4.50%, 07/15/19	601,062
758,999	Series 2927, Class GA, 5.50%, 10/15/34	772,462
1,250,000	Series 2929, Class PC, 5.00%, 01/15/28	1,259,101
785,312	Series 3085, Class VS, IF, 8.61%, 12/15/35	906,691
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
639,540	Series T-54, Class 2A, 6.50%, 02/25/43	655,329
389,302	Series T-56, Class A, PO, 05/25/43	331,530
	Federal National Mortgage Association, REMICS
26,218	Series 1988-16, Class B, 9.50%, 06/25/18	29,086
113,381	Series 1993-146, Class E, PO, 05/25/23	97,330
245,000	Series 1993-155, Class PJ, 7.00%, 09/25/23	261,334
17,075	Series 1993-197, Class SC, IF, 8.30%, 10/25/08	17,090
18,860	Series 1993-205, Class H, PO, 09/25/23	15,512
52,110	Series 1993-221, Class SG, IF, 4.65%, 12/25/08	51,239
1,982,583	Series 1993-223, Class PZ, 6.50%, 12/25/23	2,093,791
560,352	Series 1993-250, Class Z, 7.00%, 12/25/23	588,541
3,332	Series 1994-13, Class SM, IF, 10.24%, 02/25/09	3,351
161,635	Series 1994-28, Class K, 6.50%, 08/25/23	162,190
954,860	Series 1994-37, Class L, 6.50%, 03/25/24	992,939
6,388,638	Series 1994-72, Class K, 6.00%, 04/25/24	6,574,875
9,752	Series 1994-76, Class H, 5.00%, 02/25/24	9,732
173,447	Series 1998-46, Class GZ, 6.50%, 08/18/28	179,674
443,829	Series 1998-58, Class PC, 6.50%, 10/25/28	459,293
884,804	Series 1999-39, Class JH, IO, 6.50%, 08/25/29	190,555
376,099	Series 2001-4, Class PC, 7.00%, 03/25/21	400,593
1,375,744	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	264,115
364,852	Series 2002-2, Class UC, 6.00%, 02/25/17	374,748
2,000,000	Series 2003-35, Class MD, 5.00%, 11/25/16	2,006,232
1,250,000	Series 2003-70, Class BE, 3.50%, 12/25/25	1,227,962
3,600,000	Series 2003-81, Class MC, 5.00%, 12/25/32	3,565,232
600,000	Series 2003-82, Class VB, 5.50%, 08/25/33	599,633
2,901,667	Series 2003-128, Class DY, 4.50%, 01/25/24	2,737,931
1,850,000	Series 2004-2, Class OE, 5.00%, 05/25/23	1,835,821
1,376,732	Series 2004-75, Class VK, 4.50%, 09/25/22	1,329,103
70,092	Series G92-44, Class ZQ, 8.00%, 07/25/22	75,274
30,555	Series G92-66, Class KA, 6.00%, 12/25/22	31,378
	Federal National Mortgage Association Whole Loan,
728,914	Series 1999-W4, Class A9, 6.25%, 02/25/29	754,483
1,138,773	Series 2002-W7, Class A4, 6.00%, 06/25/29	1,167,866
605,142	Series 2003-W1, Class 1A1, 6.50%, 12/25/42	625,618
572,879	Series 2005-W1, Class 1A2, 6.50%, 10/25/44	585,529
	Government National Mortgage Association,
321,146	Series 1998-22, Class PD, 6.50%, 09/20/28	335,823
102,797	Series 1999-17, Class L, 6.00%, 05/20/29	105,296
140,838	Series 2001-6, Class PM, 6.50%, 06/16/30	141,168
2,500,000	Series 2001-10, Class PE, 6.50%, 03/16/31 (m)	2,638,250
1,000,000	Series 2001-64, Class PB, 6.50%, 12/20/31	1,046,459
6,567,893	Series 2003-59, Class XA, IO, VAR, 1.69%, 06/16/34	430,668
2,759,774	Series 2003-75, Class BE, 6.00%, 04/16/28	2,824,841
1,508,290	Series 2004-62, Class VA, 5.50%, 07/20/15	1,534,091
	Total Collateralized Mortgage Obligations (Cost $72,198,625)	72,655,359
	Mortgage Pass-Through Securities — 11.4%
	Federal Home Loan Mortgage Corp., Conventional Pools,
20,585	9.00%, 12/01/09	21,196
192,117	ARM, 6.93%, 01/01/27	194,112
49,644	ARM, 7.07%, 04/01/30	50,129

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
	Federal Home Loan Mortgage Corp., Gold Pools,
321,158	5.00%, 12/01/13 – 04/01/14	323,130
95,092	5.50%, 03/01/14	96,317
30,895	6.00%, 04/01/14	31,649
231,160	6.00%, 04/01/26 – 02/01/32	235,955
73,395	6.50%, 06/01/14 – 09/01/14	76,056
1,290,561	6.50%, 11/01/25 – 04/01/32	1,335,935
22,314	7.00%, 02/01/11	22,904
14,381	7.50%, 09/01/10	14,542
1,185	8.50%, 12/01/09	1,230
15,899	8.50%, 07/01/28	17,087
	Federal National Mortgage Association Pool, Various Pools,
1,249,323	5.00%, 11/01/23	1,232,998
2,012,135	5.00%, 11/01/33	1,966,266
743,521	5.50%, 11/01/16	755,005
5,670,868	5.50%, 05/01/33 – 01/01/34	5,675,073
149,126	6.00%, 04/01/13 – 08/01/14	152,356
1,596,445	6.00%, 03/01/22 – 09/01/28	1,631,616
70,166	6.50%, 11/01/11 – 05/01/13	72,657
442,471	6.50%, 09/01/25 – 04/01/32	458,190
86,192	7.50%, 02/01/13	90,476
53,327	7.50%, 03/01/30 – 08/01/30	56,920
294,519	8.00%, 11/01/12 – 01/01/16	305,725
	Government National Mortgage Association I Pools,
24,852	6.50%, 03/15/28 – 09/15/28	25,794
62,298	7.00%, 12/15/25 – 06/15/28	66,128
29,255	7.50%, 05/15/23 – 09/15/25	31,205
47,448	8.00%, 10/15/27	51,312
15,389	9.00%, 11/15/24	16,649
	Government National Mortgage Association II Pools,
8,363	7.50%, 12/20/26	8,898
140,811	8.00%, 11/20/26	151,736
788,338	ARM, 4.50%, 07/20/34	794,186
1,393,894	ARM, 5.50%, 09/20/34	1,404,328
11,570	ARM, 5.63%, 07/20/27	11,630
	Total Mortgage Pass-Through Securities (Cost $17,396,914)	17,379,390
	U.S. Government Agency Securities — 15.3%
1,500,000	Federal Farm Credit Bank, 6.75%, 07/07/09	1,568,597
1,000,000	Federal Home Loan Bank System,
	5.90%, 03/26/09 (c)	1,024,610
	Federal National Mortgage Association,
3,000,000	Zero Coupon, 10/09/19	1,681,257
630,000	Zero Coupon, 03/23/28	231,522
6,000,000	Federal National Mortgage Association Interest STRIPS, 09/23/20	3,212,694
	Financing Corp., Principal STRIPS
2,000,000	11/02/18	1,209,480
8,000,000	12/06/18	4,812,232
4,000,000	Residual Funding Corp., Principal STRIPS 07/15/20	2,230,904
	Resolution Funding Corp., Interest STRIPS
1,000,000	10/15/17	651,065
2,000,000	01/15/20	1,144,654
	Tennessee Valley Authority,
2,000,000	6.00%, 03/15/13	2,174,258
5,000,000	Zero Coupon, 07/15/16	3,420,220
	Total U.S. Government Agency Securities (Cost $20,353,834)	23,361,493
	U.S. Treasury Obligations — 22.8%
	U.S. Treasury Bonds,
650,000	6.13%, 11/15/27 (c)	787,160
2,700,000	7.25%, 05/15/16 (c)	3,320,158
1,250,000	8.13%, 08/15/19 (c)	1,684,961
2,000,000	9.13%, 05/15/18 (c)	2,828,282
600,273	U.S. Treasury Inflation Indexed Bonds,
	3.50%, 01/15/11 (c)	645,574
	U.S. Treasury Notes,
2,250,000	4.25%, 08/15/13 (c)	2,332,089
2,500,000	4.50%, 09/30/11 (c)	2,608,202
200,000	6.00%, 08/15/09 (c)	209,141
	U.S. Treasury Bonds Coupon STRIPS,
2,500,000	08/15/14 (c)	1,944,602
2,000,000	11/15/14 (c)	1,535,810
1,750,000	02/15/15 (c)	1,323,569
500,000	05/15/15 (c)	373,123
750,000	08/15/15 (c)	554,156
3,000,000	11/15/15 (c)	2,181,225
400,000	05/15/16 (c)	283,138
	U.S. Treasury Bonds Principal STRIPS,
4,000,000	11/15/09 (c)	3,779,964
15,000,000	05/15/20 (c)	8,565,930
	Total U.S. Treasury Obligations (Cost $32,081,364)	34,957,084
	Total Long-Term Investments (Cost $142,030,737)	148,353,326

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Government Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.8%
	Investment Company — 2.8%
4,357,546	JPMorgan U.S. Government Money Market Fund, Institutional Shares (b) (Cost $4,357,546)	4,357,546

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 23.9%
	Repurchase Agreements — 23.9%
8,000,000	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $8,002,044, collateralized by U.S. Government Agency Mortgages	8,000,000
8,000,000	Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $8,002,111, collateralized by U.S. Government Agency Mortgages	8,000,000
7,837,900	Bear Stearns Cos., Inc., 4.50%, dated 12/31/07, due 01/02/08, repurchase price $7,839,859, collateralized by U.S. Government Agency Mortgages	7,837,900
6,400,000	Credit Suisse First Boston LLC, 4.51%, dated 12/31/07, due 01/02/08, repurchase price $6,401,604, collateralized by U.S. Government Agency Mortgages	6,400,000
6,400,000	Lehman Brothers Inc., 4.49%, dated 12/31/07, due 01/02/08, repurchase price $6,401,596, collateralized by U.S. Government Agency Mortgages	6,400,000
	Total Investments of Cash Collateral for Securities on Loan (Cost $36,637,900)	36,637,900
	Total Investments — 123.6% (Cost $183,026,183)	189,348,772
	Liabilities in Excess of Other Assets — (23.6)%	(36,172,355)
	NET ASSETS — 100.0%	$153,176,417

Percentages indicated are based on net assets.

ABBREVIATIONS:

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ARM—	Adjustable Rate Mortgage

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2007. The rate may be subject to a cap and floor.

IO—	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO—	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMICS—	Real Estate Mortgage Investment Conduits

STRIPS—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

VAR—	Variable Rate Note. The interest rate shown is the rate in effect as of December 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007

Government Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$148,353,326
Investments in affiliates, at value	4,357,546
Repurchase agreements, at value	36,637,900
Total investment securities, at value	189,348,772
Cash	802
Receivables:
Investment securities sold	3,167
Portfolio shares sold	52,275
Interest and dividends	717,484
Total Assets	190,122,500

LIABILITIES:
Payables:
Collateral for securities lending program	36,637,900
Portfolio shares redeemed	163,039
Accrued liabilities:
Investment advisory fees	50,064
Administration fees	13,209
Custodian and accounting fees	6,880
Trustees’ and Chief Compliance Officer’s fees	428
Other	74,563
Total Liabilities	36,946,083
Net Assets	$153,176,417

NET ASSETS:
Paid in capital	$139,666,938
Accumulated undistributed (distributions in excess of) net investment income	7,915,854
Accumulated net realized gains (losses)	(728,964)
Net unrealized appreciation (depreciation)	6,322,589
Total Net Assets	$153,176,417

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	13,433,241
Net asset value, offering and redemption price per share	$11.40

Cost of investments in non-affiliates	$178,668,637
Cost of investments in affiliates	4,357,546
Market value of securities on loan	36,170,828

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   7

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

Government Bond Portfolio
INVESTMENT INCOME:
Dividend income from affiliates (a)	$159,521
Interest income	8,658,012
Income from securities lending (net)	58,270
Total investment income	8,875,803

EXPENSES:
Investment advisory fees	638,932
Administration fees	158,376
Custodian and accounting fees	37,671
Interest expense	195
Professional fees	57,949
Trustees’ and Chief Compliance Officer’s fees	2,205
Printing and mailing costs	47,846
Transfer agent fees	11,279
Other	19,971
Total expenses	974,424
Less amounts waived	(20,273)
Less earnings credits	(33)
Net expenses	954,118
Net investment income (loss)	7,921,685

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	(393,634)
Change in net unrealized appreciation (depreciation) of investments	3,952,892
Net realized/unrealized gains (losses)	3,559,258
Change in net assets resulting from operations	$11,480,943

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Government Bond Portfolio
	Year Ended 12/31/2007	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,921,685	$8,699,203
Net realized gain (loss)	(393,634)	(204,711)
Change in net unrealized appreciation (depreciation)	3,952,892	(2,576,988)
Change in net assets resulting from operations	11,480,943	5,917,504

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,687,295)	(9,635,666)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	17,096,670	10,413,453
Dividends and distributions reinvested	8,687,295	9,635,666
Cost of shares redeemed	(42,972,345)	(44,573,739)
Change in net assets from capital transactions	(17,188,380)	(24,524,620)

NET ASSETS:
Change in net assets	(14,394,732)	(28,242,782)
Beginning of period	167,571,149	195,813,931
End of period	$153,176,417	$167,571,149
Accumulated undistributed (distributions in excess of) net investment income	$7,915,854	$8,681,464

SHARE TRANSACTIONS:
Issued	1,558,153	944,256
Reinvested	805,871	900,529
Redeemed	(3,889,615)	(4,055,922)
Change in shares	(1,525,591)	(2,211,137)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 1

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value end of period
Government Bond Portfolio
Year Ended December 31, 2007	$11.20	$0.55	(b)	$0.25	$0.80	$(0.60)	$11.40
Year Ended December 31, 2006	11.40	0.60		(0.22)	0.38	(0.58)	11.20
Year Ended December 31, 2005	11.63	0.58		(0.25)	0.33	(0.56)	11.40
Year Ended December 31, 2004	11.67	0.54		(0.01)	0.53	(0.57)	11.63
Year Ended December 31, 2003	11.92	0.56		(0.26)	0.30	(0.55)	11.67

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Calculated based upon average shares outstanding.

(c)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

	Ratios/Supplemental data
		Ratios to average net assets
Total return (a)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
7.49%	$153,176	0.60%	4.96%	0.61%	—	%(c)
3.56	167,571	0.63	4.82	0.65	3
3.08	195,814	0.65	4.70	0.65	10
4.64	213,326	0.62	4.65	0.63	14
2.54	211,642	0.62	4.76	0.63	23

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   11

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Class Offered
Government Bond Portfolio	Class 1

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C. Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a portion of such interest for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended December 31, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of non-U.S. securities, respectively.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2007, the Portfolio had securities with the following market values on loan, received the following collateral and for the year then ended, paid the following amounts to related party affiliates:

Market Value of Loaned Securities	Market Value of Collateral	Lending Agent Fees Paid
$36,170,828	$36,637,900	$14,646

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to reserve assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

E. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

G. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.40%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2007, was $5,977.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.60% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the year ended December 31, 2007. The expense limitation percentage above is in place until at least April 30, 2008.

For the year ended December 31, 2007, the Advisor contractually waived fees for the Portfolio in the amount of $20,273. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the year ended December 31, 2007, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

4. Investment Transactions

During the year ended December 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$340,018	$11,841,391	$196,472	$9,232,197

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$183,026,183	$7,374,882	$1,052,293	$6,322,589

There is no difference between book and tax basis appreciation (depreciation) on investments.

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$8,687,295	$8,687,295

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$9,635,666	$9,635,666

At December 31, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$7,919,474	$(336,103)	$6,322,589

The cumulative timing differences primarily consist of post October loss deferrals and deferred compensation.

As of December 31, 2007, the Portfolio had net capital loss carryforwards, which are available to offset future realized gains:

2012	2014	2015	Total
$130,619	$204,642	$842	$336,103

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the period ended December 31, 2007, the Portfolio deferred to January 1, 2008, post October capital losses of $392,862.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Portfolio had no borrowings outstanding at December 31, 2007, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Insurance Trust and
Shareholders of JPMorgan Insurance Trust Government Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Government Bond Portfolio (a portfolio of the JPMorgan Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 13, 2008

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   17

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   19

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2007, and continued to hold your shares at the end of the reporting period, December 31, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,066.40	$3.07	0.59%
Hypothetical	1,000.00	1,022.23	3.01	0.59

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   21

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of the investment advisory agreement for the JPMorgan Insurance Trust Government Bond Portfolio (“Portfolio”) whose annual report is contained herein (an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each JPMorgan Fund (the “Funds”), including the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Portfolio’s Chief Compliance Officer had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance is summarized below:

The Trustees noted the Portfolio’s performance in the second, first and first quintiles for the one, three and five year periods, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios is summarized below:

The Trustees noted that the Portfolio’s net advisory fee was in the second quintile and the actual total expenses were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, considered the fees to be reasonable.

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2007. The information and distributions reported is this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007.

Treasury Income

For the year ended December 31, 2007, the percentage of income earned from direct U.S. Treasury Obligations for the Portfolio was 25.44%.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   25

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2007.	AN-JPMITGBP-1207

ANNUAL REPORT DECEMBER 31, 2007

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Intrepid Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	8
Financial Highlights	12
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	19
Trustees	20
Officers	22
Schedule of Shareholder Expenses	23
Board Approval of Investment Advisory Agreement	24
Tax Letter	27

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
January 14, 2008 (Unaudited)

Dear Shareholder:
We are pleased to present this annual report for the JPMorgan Insurance Trust Intrepid Growth Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the 12-month period ended December 31, 2007, along with a report from the portfolio managers.

“U.S. stocks encountered several roadblocks during 2007, but none were as significant as the weak housing market coupled with the sub-prime mortgage market meltdown and ensuing credit crisis.”

Challenges mount as year progresses
U.S. stocks encountered several roadblocks during 2007, but none were as significant as the weak housing market coupled with the sub-prime mortgage market meltdown and ensuing credit crisis. This triple threat gathered momentum in the second half of 2007, creating a high degree of market volatility for investors attempting to determine the identity of the holders of risky U.S. mortgage debt and gauge the extent of their losses.

Stocks rebounded in late August and September, as investors distanced themselves from the credit market’s woes and reaffirmed their confidence in the stock market’s longer-term fundamentals. In addition, a much-anticipated — and larger-than-expected — Federal Reserve (Fed) rate cut helped to inspire investors.

Nevertheless, the initial equity market optimism that followed the Fed’s 50-basis-point (bp) rate cut in September gave way to renewed risk aversion in the fourth quarter, as it became increasingly clear that more credit-related difficulties lay ahead. Volatility resurfaced in October, as poor earnings and weak economic data reignited fears about the repercussions of the summer’s credit crisis. Furthermore, several companies revealed large financial losses from sub-prime debt exposure. Additional Fed rate cuts in October and December of 25 bps each generated little enthusiasm among investors, who hoped for more aggressive Fed rate cuts.

Through the first nine months of the year, the S&P 500 Index posted a respectable total return of 9.13%. Stock performance turned negative in the fourth quarter, as the combination of a slowing economy, extended housing market downturn, inflationary signals and rampant credit concerns weighed on all major market indexes. The S&P 500 Index shed nearly a third of its gains in the fourth quarter, ending the year with a one-year total return of 5.49%.

Growth stocks drive U.S. market
From a style perspective, large-cap growth stocks fared the best in the year’s challenging climate and, across the board, growth stocks outpaced their value counterparts. The Russell 1000 Growth Index posted a return of 11.81% for the 12 months, compared with –0.17% for the Russell 1000 Value Index.

Slower economy may be the price to pay
U.S. economic activity continued to show signs of slowing. Leading indicators have retreated sharply, with the December Institute for Supply Management (ISM) manufacturing report being the most dramatic. The headline ISM measure fell from 50.8 to 47.7, indicating a rapid deceleration in manufacturing activity to come, but not necessarily a looming recession.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	August 1, 1994
Fiscal Year End	December 31
Net Assets as of 12/31/2007	$97,754,201
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Intrepid Growth Portfolio, which seeks to provide long-term capital growth*, returned 11.55%** (Class 1 Shares) for the 12 months ended December 31, 2007, compared to the 11.81% return for the Russell 1000 Growth Index over the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark, the Russell 1000 Growth Index. While our value factors negatively impacted the Portfolio’s return, the momentum factors employed by the behavioral finance process had a positive impact on the Portfolio’s relative performance.

The Portfolio was negatively affected by the financials and consumer staples sectors. Performance in financials was hindered by concerns surrounding the mortgage lending market and its effects on the availability of financing for companies, buyout firms and hedge funds. Our Portfolio was hurt by our exposure to diversified financial companies, which have come under pressure as problems in the sub-prime lending area have spread to affect what were seen as higher-quality loans. In consumer staples, poor stock selection in the food, beverage and tobacco industry hurt results. Shares of a large chicken producer declined after the company reported weaker-than-expected profit resulting from higher costs for fuel and corn.

Despite the Portfolio’s return relative to its benchmark, performance was positively affected by the healthcare and consumer discretionary sectors. The healthcare sector was aided by strong stock selection among drug makers who benefited from strong sales of existing drugs. In the consumer discretionary sector, on-line retailers posted better-than-expected earnings driven by strong overseas demand.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The investment philosophy of the Intrepid Growth strategy is based on concepts developed by behavioral finance theory. Behavioral finance is the study of investor psychology and what drives investors’ actions in the marketplace. The Intrepid Growth strategy seeks to capitalize on persistent market inefficiencies driven by irrational investor behavior in order to maximize long-term capital growth. As with any diversified portfolio, stocks held are exposed to potential upside and downside risks of market news and security-specific information.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Microsoft Corp.	3.8%
2.	Apple, Inc.	3.6
3.	Hewlett-Packard Co.	2.9
4.	International Business Machines Corp.	2.7
5.	Exxon Mobil Corp.	2.7
6.	Merck & Co., Inc.	2.6
7.	Oracle Corp.	2.4
8.	Altria Group, Inc.	2.0
9.	Goldman Sachs Group, Inc. (The)	1.8
10.	Intel Corp.	1.7

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	28.3%
Health Care	15.7
Industrials	12.9
Consumer Discretionary	11.3
Consumer Staples	9.6
Energy	8.9
Financials	7.4
Materials	3.5
Utilities	1.1
Telecommunication Services	1.0
Short-Term Investment	0.3

*	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	8/01/94	11.55%	11.01%	3.06%
CLASS 2 SHARES	8/16/06	11.25	10.94	3.03

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Growth Portfolio, Russell 1000 Growth Index and the Lipper Variable Underlying Funds Large-Cap Growth Funds Index from December 31, 1997 to December 31, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Large-Cap Growth Funds Index is based on total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.8%
	Common Stocks — 99.8%
	Aerospace & Defense — 4.7%
25,500	Honeywell International, Inc.	1,570,035
15,085	Lockheed Martin Corp.	1,587,847
10,080	Precision Castparts Corp.	1,398,096
		4,555,978
	Auto Components — 0.7%
19,850	Johnson Controls, Inc.	715,394
	Beverages — 0.6%
7,400	Pepsi Bottling Group, Inc.	292,004
9,000	PepsiAmericas, Inc.	299,880
		591,884
	Biotechnology — 0.3%
2,800	United Therapeutics Corp. (a)	273,420
	Capital Markets — 4.9%
29,600	Bank of New York Mellon Corp. (The)	1,443,296
7,250	Federated Investors, Inc., Class B	298,410
8,080	Goldman Sachs Group, Inc. (The)	1,737,604
10,900	Invesco Ltd.	342,042
12,100	State Street Corp.	982,520
		4,803,872
	Chemicals — 0.3%
7,100	Celanese Corp., Class A	300,472
	Commercial Services & Supplies — 1.1%
22,750	Allied Waste Industries, Inc. (a)	250,705
5,100	IHS, Inc., Class A (a)	308,856
3,500	Manpower, Inc.	199,150
7,400	R.R. Donnelley & Sons Co.	279,276
		1,037,987
	Communications Equipment — 1.2%
4,800	CommScope, Inc. (a)	236,208
29,250	Juniper Networks, Inc. (a)	971,100
		1,207,308
	Computers & Peripherals — 9.8%
17,855	Apple, Inc. (a)	3,536,718
56,220	Hewlett-Packard Co.	2,837,986
24,450	International Business Machines Corp.	2,643,045
10,900	Seagate Technology (Cayman Islands)	277,950
10,050	Western Digital Corp. (a)	303,610
		9,599,309
	Construction & Engineering — 0.3%
2,100	Foster Wheeler Ltd. (a)	325,542
	Containers & Packaging — 0.3%
6,750	Owens-Illinois, Inc. (a)	334,125
	Diversified Consumer Services — 0.3%
2,950	ITT Educational Services, Inc. (a)	251,547
	Diversified Financial Services — 0.3%
6,400	Nasdaq Stock Market, Inc. (The) (a)	316,736
	Diversified Telecommunication Services — 1.0%
23,790	AT&T, Inc.	988,712
	Electric Utilities — 0.5%
9,700	Edison International	517,689
	Electrical Equipment — 0.6%
5,750	Belden, Inc.	255,875
3,950	General Cable Corp. (a)	289,456
		545,331
	Electronic Equipment & Instruments — 0.6%
8,300	Avnet, Inc. (a)	290,251
2,600	Mettler-Toledo International, Inc. (a)	295,880
		586,131
	Energy Equipment & Services — 1.6%
21,600	National Oilwell Varco, Inc. (a)	1,586,736
	Food & Staples Retailing — 2.6%
8,200	BJ’s Wholesale Club, Inc. (a)	277,406
12,900	Costco Wholesale Corp.	899,904
50,810	Kroger Co. (The)	1,357,135
		2,534,445
	Food Products — 0.9%
3,150	Bunge Ltd.	366,692
12,200	Flowers Foods, Inc.	285,602
4,750	JM Smucker Co. (The)	244,340
		896,634
	Gas Utilities — 0.3%
4,600	Energen Corp.	295,458
	Health Care Equipment & Supplies — 2.4%
28,990	Baxter International, Inc.	1,682,869
1,100	Intuitive Surgical, Inc. (a)	356,950
5,050	Kinetic Concepts, Inc. (a)	270,478
		2,310,297

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — 4.8%
27,000	Aetna, Inc.	1,558,710
5,400	Cigna Corp.	290,142
4,750	Coventry Health Care, Inc. (a)	281,437
4,400	Express Scripts, Inc. (a)	321,200
5,400	Health Net, Inc. (a)	260,820
4,170	Humana, Inc. (a)	314,043
16,750	Medco Health Solutions, Inc. (a)	1,698,450
		4,724,802
	Hotels, Restaurants & Leisure — 2.1%
7,050	Bally Technologies, Inc. (a)	350,526
24,865	McDonald’s Corp.	1,464,797
2,200	Wynn Resorts Ltd.	246,686
		2,062,009
	Household Durables — 0.3%
10,100	Tempur-Pedic International, Inc. (c)	262,297
	Household Products — 1.3%
5,450	Church & Dwight Co., Inc.	294,682
2,600	Energizer Holdings, Inc. (a)	291,538
9,550	Kimberly-Clark Corp.	662,197
		1,248,417
	Independent Power Producers & Energy Traders — 0.3%
7,500	Mirant Corp. (a)	292,350
	Industrial Conglomerates — 1.5%
15,350	Textron, Inc.	1,094,455
5,350	McDermott International, Inc. (a)	315,811
		1,410,266
	Insurance — 1.0%
7,300	MetLife, Inc.	449,826
5,850	Prudential Financial, Inc.	544,284
		994,110
	Internet & Catalog Retail — 2.2%
16,600	Amazon.com, Inc. (a)	1,537,824
9,800	Expedia, Inc. (a) (c)	309,876
2,650	priceline.com, Inc. (a) (c)	304,379
		2,152,079
	IT Services — 3.6%
38,350	Accenture Ltd., Class A (Bermuda)	1,381,750
3,920	Alliance Data Systems Corp. (a)	293,961
8,400	Hewitt Associates, Inc., Class A (a)	321,636
7,150	MasterCard, Inc., Class A	1,538,680
		3,536,027
	Life Sciences Tools & Services — 1.4%
18,240	Thermo Fisher Scientific, Inc. (a)	1,052,083
3,860	Waters Corp. (a)	305,210
		1,357,293
	Machinery — 2.8%
4,950	AGCO Corp. (a)	336,501
2,570	Cummins, Inc.	327,341
15,450	Deere & Co.	1,438,704
7,140	Manitowoc Co., Inc. (The)	348,646
3,750	Parker Hannifin Corp.	282,413
		2,733,605
	Marine — 0.3%
6,550	Kirby Corp. (a)	304,444
	Media — 2.8%
2,650	Central European Media Enterprises Ltd. (Bermuda) (a)	307,347
9,050	Interactive Data Corp.	298,741
5,150	Meredith Corp.	283,147
4,100	Morningstar, Inc. (a)	318,775
45,890	Walt Disney Co. (The)	1,481,329
		2,689,339
	Metals & Mining — 2.9%
15,398	Freeport-McMoRan Copper & Gold, Inc.	1,577,371
11,760	Southern Copper Corp. (c)	1,236,329
		2,813,700
	Oil, Gas & Consumable Fuels — 7.2%
13,550	Chevron Corp.	1,264,622
27,700	Exxon Mobil Corp.	2,595,213
6,410	Frontier Oil Corp.	260,118
20,800	Marathon Oil Corp.	1,265,888
4,300	Tesoro Corp.	205,110
19,550	Valero Energy Corp.	1,369,086
4,700	Western Refining, Inc. (c)	113,787
		7,073,824
	Personal Products — 0.8%
8,900	Alberto-Culver Co.	218,406
7,450	Avon Products, Inc.	294,499
7,100	Herbalife Ltd. (Cayman Islands)	285,988
		798,893

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — 6.9%
47,300	Bristol-Myers Squibb Co.	1,254,396
9,350	Eli Lilly & Co.	499,197
44,140	Merck & Co., Inc.	2,564,975
9,050	Perrigo Co.	316,841
54,580	Schering-Plough Corp.	1,454,011
11,900	Sepracor, Inc. (a)	312,375
16,600	Warner Chilcott Ltd., Class A (Bermuda) (a)	294,318
		6,696,113
	Real Estate Investment Trusts (REITs) — 1.2%
17,850	Prologis	1,131,333
	Road & Rail — 1.7%
8,350	Kansas City Southern (a) (c)	286,655
11,200	Union Pacific Corp.	1,406,944
		1,693,599
	Semiconductors & Semiconductor Equipment — 4.9%
63,900	Intel Corp.	1,703,574
16,440	MEMC Electronic Materials, Inc. (a)	1,454,776
42,650	NVIDIA Corp. (a)	1,450,953
23,950	ON Semiconductor Corp. (a) (c)	212,676
		4,821,979
	Software — 8.1%
8,820	BMC Software, Inc. (a)	314,345
11,200	CA, Inc.	279,440
33,550	Compuware Corp. (a)	297,924
8,450	McAfee, Inc. (a)	316,875
104,050	Microsoft Corp.	3,704,180
4,500	NAVTEQ Corp. (a)	340,200
103,540	Oracle Corp. (a)	2,337,933
11,350	Sybase, Inc. (a)	296,121
		7,887,018
	Specialty Retail — 1.9%
2,550	AutoZone, Inc. (a)	305,770
8,350	Barnes & Noble, Inc.	287,658
5,050	GameStop Corp., Class A (a)	313,655
7,100	Guess?, Inc.	269,019
5,300	Men’s Wearhouse, Inc.	142,994
16,400	RadioShack Corp. (c)	276,504
6,000	Tiffany & Co.	276,180
		1,871,780
	Textiles, Apparel & Luxury Goods — 1.0%
5,450	CROCS, Inc. (a)	200,615
12,600	Nike, Inc., Class B	809,424
		1,010,039
	Tobacco — 3.5%
26,150	Altria Group, Inc.	1,976,417
3,590	Loews Corp. — Carolina Group	306,227
16,420	Reynolds American, Inc.	1,083,063
		3,365,707
	Total Long-Term Investments (Cost $85,425,921)	97,506,030
Short-Term Investment — 0.3%
	Investment Company — 0.3%
337,835	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $337,835)	337,835

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 2.6%
	Corporate Note — 0.1%
100,000	Beta Finance, Inc., FRN, 4.37%, 01/15/08 (i) (s)	100,000
	Repurchase Agreements — 2.5%
500,000	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $500,128, collateralized by U.S. Government Agency Mortgages	500,000
550,000	Barclays Capital, Inc., 4.75%, dated 12/31/07, due 01/02/08, repurchase price $550,145, collateralized by U.S. Government Agency Mortgages	550,000
550,000	Bear Stearns Cos., Inc., 4.50%, dated 12/31/07, due 01/02/08, repurchase price $550,138, collateralized by U.S. Government Agency Mortgages	550,000
286,439	Credit Suisse First Boston LLC, 4.51%, dated 12/31/07, due 01/02/08, repurchase price $286,511, collateralized by U.S. Government Agency Mortgages	286,439
550,000	Lehman Brothers, Inc., 4.49%, dated 12/31/07, due 01/02/08, repurchase price $550,137, collateralized by U.S. Government Agency Mortgages	550,000
		2,436,439
	Total Investments of Cash Collateral for Securities on Loan (Cost $2,536,439)	2,536,439

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

VALUE($)
Total Investments — 102.7% (Cost $88,300,195)	100,380,304
Liabilities in Excess of Other Assets — (2.7)%	(2,626,103)
NET ASSETS — 100.0%	$97,754,201

_________________

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)	—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(s)	—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

FRN	—	Floating Rate Note. The interest rate shown is the rate in effect as of December 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   7

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007

Intrepid Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$100,042,469
Investments in affiliates, at value	337,835
Total investment securities, at value	100,380,304
Cash	74
Receivables:
Portfolio shares sold	29,653
Interest and dividends	115,095
Total Assets	100,525,126

LIABILITIES:
Payables:
Collateral for securities lending program	2,536,439
Portfolio shares redeemed	86,976
Accrued liabilities:
Investment advisory fees	49,085
Administration fees	10,381
Distribution fees	4
Custodian and accounting fees	13,234
Trustees’ and Chief Compliance Officer’s fees	538
Other	74,268
Total Liabilities	2,770,925
Net Assets	$97,754,201

NET ASSETS:
Paid in capital	$168,331,648
Accumulated undistributed (distributions in excess of) net investment income	726,204
Accumulated net realized gains (losses)	(83,383,760)
Net unrealized appreciation (depreciation)	12,080,109
Total Net Assets	$97,754,201
Net Assets:
Class 1	$97,736,451
Class 2	17,750
Total	$97,754,201

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	5,971,042
Class 2	1,087

Net asset value, offering and redemption price per share:
Class 1	$16.37
Class 2	16.33

Cost of investments in non-affiliates	$87,962,360
Cost of investments in affiliates	337,835
Market value of securities on loan	2,453,202

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

Intrepid Growth Portfolio
INVESTMENT INCOME:
Dividend income	$1,935,249
Dividend income from affiliates (a)	45,221
Income from securities lending (net)	53,794
Total investment income	2,034,264

EXPENSES:
Investment advisory fees	955,714
Administration fees	146,408
Distribution fees — Class 2	43
Custodian and accounting fees	56,744
Interest expense	1,839
Professional fees	46,556
Trustees’ and Chief Compliance Officer’s fees	2,196
Printing and mailing costs	76,979
Transfer agent fees	10,137
Other	25,976
Total expenses	1,322,592
Less amounts waived	(31,561)
Less earnings credits	(677)
Net expenses	1,290,354
Net investment income (loss)	743,910

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	18,281,494
Change in net unrealized appreciation (depreciation) of investments	3,116,233
Net realized/unrealized gains (losses)	21,397,727
Change in net assets resulting from operations	$22,141,637

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Intrepid Growth Portfolio
	Year Ended 12/31/2007	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$743,910	$373,926
Net realized gain (loss)	18,281,494	31,871,668
Change in net unrealized appreciation (depreciation)	3,116,233	(20,289,999)
Change in net assets resulting from operations	22,141,637	11,955,595

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(373,982)	(164,938)
Class 2 (a)
From net investment income	(13)	—
Total distributions to shareholders	(373,995)	(164,938)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(144,373,525)	(20,817,620)

NET ASSETS:
Change in net assets	(122,605,883)	(9,026,963)
Beginning of period	220,360,084	229,387,047
End of period	$97,754,201	$220,360,084
Accumulated undistributed (distributions in excess of) net investment income	$726,204	$369,930

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$11,157,334	$39,462,927
Dividends and distributions reinvested	373,982	164,938
Cost of shares redeemed	(155,904,854)	(60,460,560)
Change in net assets from Class 1 capital transactions	$(144,373,538)	$(20,832,695)
Class 2 (a)
Proceeds from shares issued	$—	$15,075
Dividends and distributions reinvested	13	—
Change in net assets from Class 2 capital transactions	$13	$15,075

Total change in net assets from capital transactions	$(144,373,525)	$(20,817,620)

SHARE TRANSACTIONS:
Class 1
Issued	726,821	2,805,401
Reinvested	24,783	11,478
Redeemed	(9,767,991)	(4,255,750)
Change in Class 1 Shares	(9,016,387)	(1,438,871)
Class 2 (a)
Issued	—	1,086
Reinvested	1	—
Change in Class 2 Shares	1	1,086

(a)	Commencement of offering of class of shares effective August 16, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   11

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Class 1 (d)
Year Ended December 31, 2007	$14.70	$0.08	(f)	$1.62	$1.70	$(0.03)	$(0.03)
Year Ended December 31, 2006	13.96	0.02		0.73	0.75	(0.01)	(0.01)
Year Ended December 31, 2005	13.36	0.01		0.66	0.67	(0.07)	(0.07)
Year Ended December 31, 2004	12.51	0.07		0.81	0.88	(0.03)	(0.03)
Year Ended December 31, 2003	9.82	0.03		2.67	2.70	(0.01)	(0.01)

Class 2 (d)
Year Ended December 31, 2007	14.69	0.04	(f)	1.61	1.65	(0.01)	(0.01)
August 16, 2006 (e) to December 31, 2006	13.88	0.01		0.80	0.81	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Effective November 1, 2006, the Portfolio’s name, investment objective and strategies changed.

(e)	Commencement of offering class of shares.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$ 16.37	11.55%	$97,736	0.88%	0.51%	0.90%	137%
14.70	5.37	220,344	0.87	0.17	0.87	145
13.96	5.05	229,387	0.85	0.08	0.85	92
13.36	7.05	216,808	0.82	0.58	0.83	95
12.51	27.54	205,662	0.81	0.26	0.83	49

16.33	11.25	18	1.14	0.22	1.16	137
14.69	5.84	16	1.14	0.11	1.14	145

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Intrepid Growth Portfolio	Class 1 and Class 2

Class 2 Shares of the Portfolio commenced operations on August 16, 2006.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B.  Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C.  Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

The following is the market value and percentage of net assets of illiquid securities as of December 31, 2007:

Market Value	Percentage
$100,000	0.1%

D.  Securities Lending — To generate additional income, the Portfolio may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended December 31, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2007, the Portfolio had securities with the following market values on loan, received the following collateral and for the year then ended, paid the following amounts to related party affiliates:

Market Value of Loaned Securities	Market Value of Collateral	Lending Agent Fees Paid
$2,453,202	$2,536,439	$4,554

E.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

F.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

G.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements at Subchapter L of the Code.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$(13,641)	$13,641

The reclassifications for the Portfolio relate primarily to distributions from investments in REITs and investments in partnerships.

I.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2007 was $1,510.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreements were in effect for the year ended December 31, 2007. The expense limitation percentages in the table above are in place until at least April 30, 2008.

For the year ended December 31, 2007, the Advisor contractually waived fees for the Portfolio in the amount of $31,561. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2007, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government
$206,009,874	$349,619,728

During the year ended December 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$88,378,898	$13,484,275	$1,482,869	$12,001,406

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$373,995	$373,995

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$164,938	$164,938

At December 31, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$730,490	$(81,929,471)	$12,001,406

The cumulative timing differences primarily consist of wash sale loss deferrals, deferred compensation and post-October loss deferrals.

As of December 31, 2007, the Portfolio had net capital loss carryforwards, which are available to offset future realized gains:

2009	2010	2011	2013	Total
$11,447,258	$50,265,496	$15,519,251	$4,697,466	$81,929,471

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2007, the Portfolio deferred to January 1, 2008 post-October capital losses of $1,375,587.

During the year ended December 31, 2007, the Portfolio utilized capital loss carryforwards of $19,645,973.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Portfolio had no borrowings outstanding at December 31, 2007, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Insurance Trust and
Shareholders of JPMorgan Insurance Trust Intrepid Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Intrepid Growth Portfolio (a portfolio of the JPMorgan Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 13, 2008

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   19

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   21

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2007, and continued to hold your shares at the end of the reporting period, December 31, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$1,021.20	$4.59	0.90%
Hypothetical	1,000.00	1,020.67	4.58	0.90

Class 2
Actual	1,000.00	1,020.00	5.86	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of the investment advisory agreement for the JPMorgan Insurance Trust Intrepid Growth Portfolio (the “Portfolio”) whose annual report is contained herein (an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each JPMorgan Fund (collectively, the “Funds”), including the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Portfolio would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Portfolio’s Chief Compliance Officer had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance is summarized below:

The Trustees noted the Portfolio’s performance in the third, fourth and fourth quintiles for the one, three and five year periods, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios is summarized below:

The Trustees noted that the Portfolio’s net advisory fee was in the third quintile and the actual total expenses were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, considered the fees to be reasonable.

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007.

Dividends Received Deductions (DRD)

100% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the fiscal year ended December 31, 2007.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   27

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2007.	AN-JPMITIGP-1207

ANNUAL REPORT      DECEMBER 31, 2007

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	10
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	21
Trustees	22
Officers	24
Schedule of Shareholder Expenses	25
Board Approval of Investment Advisory Agreement	26
Tax Letter	29

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 14, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the 12-month period ended December 31, 2007, along with a report from the portfolio managers.

“ U.S. stocks encountered several roadblocks during 2007, but none were as significant as the weak housing market coupled with the sub-prime mortgage market meltdown and ensuing credit crisis.”

Challenges mount as year progresses

U.S. stocks encountered several roadblocks during 2007, but none were as significant as the weak housing market coupled with the sub-prime mortgage market meltdown and ensuing credit crisis. This triple threat gathered momentum in the second half of 2007, creating a high degree of market volatility for investors attempting to determine the identity of the holders of risky U.S. mortgage debt and gauge the extent of their losses.

Stocks rebounded in late August and September, as investors distanced themselves from the credit market’s woes and reaffirmed their confidence in the stock market’s longer-term fundamentals. In addition, a much-anticipated — and larger-than-expected — Federal Reserve (Fed) rate cut helped to inspire investors.

Nevertheless, the initial equity market optimism that followed the Fed’s 50-basis-point (bp) rate cut in September gave way to renewed risk aversion in the fourth quarter, as it became increasingly clear that more credit-related difficulties lay ahead. Volatility resurfaced in October, as poor earnings and weak economic data reignited fears about the repercussions of the summer’s credit crisis. Furthermore, several companies revealed large financial losses from sub-prime debt exposure. Additional Fed rate cuts in October and December of 25 bps each generated little enthusiasm among investors, who hoped for more aggressive Fed rate cuts.

Through the first nine months of the year, the S&P 500 Index posted a respectable total return of 9.13%. Stock performance turned negative in the fourth quarter, as the combination of a slowing economy, extended housing market downturn, inflationary signals and rampant credit concerns weighed on all major market indexes. The S&P 500 Index shed nearly a third of its gains in the fourth quarter, ending the year with a one-year total return of 5.49%.

Growth stocks drive U.S. market

From a style perspective, growth stocks outpaced their value counterparts. In the mid-cap segment, the Russell Midcap Growth Index returned 11.43%, while the Russell Midcap Value Index returned –1.42%.

Slower economy may be the price to pay

U.S. economic activity continued to show signs of slowing. Leading indicators have retreated sharply, with the December Institute for Supply Management (ISM) manufacturing report being the most dramatic. The headline ISM measure fell from 50.8 to 47.7, indicating a rapid deceleration in manufacturing activity to come, but not necessarily a looming recession.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

;

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	March 30, 1995
Fiscal Year End	December 31
Net Assets as of 12/31/2007	$74,913,744
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, which seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations,* returned 2.87% **(Class 1 Shares) over the 12 months ended December 31, 2007, compared to the 5.60% return for the Russell Midcap Index over the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark during the period. The value factors employed by the behavioral finance process held back returns, but the momentum factors had a positive impact on performance.

The Portfolio was negatively impacted by the financial and healthcare sectors. The financial sector was hindered by concerns surrounding the mortgage market and its effects on the availability of financing for companies, buyout firms and hedge funds. The Portfolio was hurt by its exposure to diversified financial companies that came under pressure, as sub-prime mortgage problems spread to affect what were considered higher-quality loans. Poor stock selection in the pharmaceutical and biotechnology sub-sectors also hampered returns. Shares of two pharmaceutical companies declined after regulatory issues delayed Phase III testing for two drugs in the FDA approval process.

On the upside, performance was positively impacted by the materials and consumer discretionary sectors. Within the materials sector, metal and mining companies posted better-than-expected earnings due to increased metals prices. The Portfolio also benefited from strong stock selection in consumer service companies, particularly those that provide adult education.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio’s investment philosophy was based on concepts developed by behavioral finance theory, the study of investor psychology and what drives investors’ actions in the marketplace. The Portfolio attempted to capitalize on persistent market inefficiencies, driven by irrational investor behavior in order to maximize long-term capital growth. As with any diversified portfolio, stocks held were exposed to potential upside and downside risks of market news and security-specific information.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Hess Corp.	1.2%
2.	National Oilwell Varco, Inc.	1.2
3.	Cummins, Inc.	1.0
4.	United States Steel Corp.	1.0
5.	NVIDIA Corp.	1.0
6.	Murphy Oil Corp.	1.0
7.	ProLogis	1.0
8.	MEMC Electronic Materials, Inc.	1.0
9.	Edison International	1.0
10.	Precision Castparts Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials	16.2%
Information Technology	14.5
Consumer Discretionary	14.4
Industrials	14.0
Energy	10.3
Healthcare	8.0
Utilities	7.7
Materials	6.4
Consumer Staples	5.4
Telecommunication Services	2.4
Short-Term Investment	0.7

*	The advisor seeks to achieve the Portfolio’s objectives. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	3/30/95	2.87%	15.46%	8.40%
CLASS 2 SHARES	8/16/06	2.60	15.38	8.37

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, Russell Midcap Index and the Lipper Variable Underlying Funds Mid-Cap Core Funds Index from December 31, 1997 to December 31, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Index is an unmanaged index which measures the performance of 800 smallest companies of the Russell 1000 Index. The Lipper Variable Underlying Funds Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2%
	Common Stocks — 99.2%
	Aerospace & Defense — 1.7%
5,200	Goodrich Corp.	367,172
5,130	Precision Castparts Corp.	711,531
4,750	TransDigm Group, Inc. (a)	214,558
		1,293,261
	Airlines — 1.0%
9,510	Continental Airlines, Inc., Class B (a)	211,598
3,900	Copa Holdings S.A., Class A (Panama) (c)	146,523
11,050	UAL Corp. (a) (c)	394,043
		752,164
	Auto Components — 1.4%
3,900	Autoliv, Inc. (Sweden)	205,569
9,900	BorgWarner, Inc.	479,259
9,600	Johnson Controls, Inc.	345,984
		1,030,812
	Beverages — 1.2%
12,900	Pepsi Bottling Group, Inc.	509,034
12,300	PepsiAmericas, Inc.	409,836
		918,870
	Building Products — 0.5%
8,100	Lennox International, Inc.	335,502
	Capital Markets — 2.8%
12,050	American Capital Strategies Ltd. (c)	397,168
10,900	Ameriprise Financial, Inc.	600,699
10,750	Federated Investors, Inc., Class B	442,470
7,500	Invesco Ltd.	235,350
13,300	Raymond James Financial, Inc.	434,378
		2,110,065
	Chemicals — 2.3%
7,910	Albemarle Corp.	326,288
11,020	Celanese Corp., Class A	466,366
4,400	CF Industries Holdings, Inc.	484,264
9,200	Terra Industries, Inc. (a)	439,392
		1,716,310
	Commercial Banks — 1.8%
5,200	Bank of Hawaii Corp.	265,928
4,500	BOK Financial Corp.	232,650
4,200	City National Corp. (c)	250,110
5,860	PNC Financial Services Group, Inc.	384,709
11,550	TCF Financial Corp.	207,092
		1,340,489
	Commercial Services & Supplies — 2.2%
37,950	Allied Waste Industries, Inc. (a)	418,209
3,200	Manpower, Inc.	182,080
15,000	Republic Services, Inc.	470,250
15,130	R.R. Donnelley & Sons Co.	571,006
		1,641,545
	Communications Equipment — 0.4%
5,900	CommScope, Inc. (a)	290,339
	Computers & Peripherals — 1.7%
11,560	NCR Corp. (a)	290,156
13,900	Seagate Technology (Cayman Islands)	354,450
20,500	Western Digital Corp. (a)	619,305
		1,263,911
	Construction & Engineering — 0.9%
4,100	Foster Wheeler Ltd. (a)	635,582
	Consumer Finance — 0.3%
16,600	Discover Financial Services	250,328
	Containers & Packaging — 0.7%
11,150	Owens-Illinois, Inc. (a)	551,925
	Diversified Consumer Services — 2.2%
8,850	Apollo Group, Inc., Class A (a)	620,827
7,300	DeVry, Inc.	379,308
4,650	ITT Educational Services, Inc. (a)	396,506
6,710	Sotheby’s	255,651
		1,652,292
	Diversified Financial Services — 0.7%
10,500	Nasdaq Stock Market, Inc. (The) (a)	519,645
	Diversified Telecommunication Services — 1.7%
7,790	AT&T, Inc.	323,753
11,505	CenturyTel, Inc.	476,997
10,170	Embarq Corp.	503,720
		1,304,470
	Electric Utilities — 2.7%
9,750	American Electric Power Co., Inc.	453,960
13,450	Edison International	717,826
5,090	FirstEnergy Corp.	368,211
6,570	FPL Group, Inc.	445,315
		1,985,312
	Electrical Equipment — 0.3%
4,900	Belden, Inc. (c)	218,050

SEE NOTES TO FINANCIAL STATEMENTS.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electronic Equipment & Instruments — 1.7%
12,850	Arrow Electronics, Inc. (a)	504,748
13,930	Avnet, Inc. (a)	487,132
2,630	Mettler-Toledo International, Inc. (Switzerland) (a)	299,294
		1,291,174
	Energy Equipment & Services — 3.0%
12,740	Cameron International Corp. (a)	613,176
8,530	ENSCO International, Inc.	508,559
11,800	Global Industries Ltd. (a)	252,756
12,060	National Oilwell Varco, Inc. (a)	885,927
		2,260,418
	Food & Staples Retailing — 0.6%
15,710	Kroger Co. (The)	419,614
	Food Products — 0.6%
6,500	Flowers Foods, Inc.	152,165
5,550	JM Smucker Co. (The)	285,492
		437,657
	Gas Utilities — 1.5%
4,110	AGL Resources, Inc.	154,701
8,645	Energen Corp.	555,268
14,050	Southern Union Co.	412,508
		1,122,477
	Health Care Equipment & Supplies — 0.5%
7,600	Kinetic Concepts, Inc. (a)	407,056
	Health Care Providers & Services — 4.8%
8,660	Aetna, Inc.	499,942
12,950	Cigna Corp.	695,803
10,011	Coventry Health Care, Inc. (a)	593,152
9,950	Health Net, Inc. (a)	480,585
9,125	Humana, Inc. (a)	687,204
5,560	McKesson Corp.	364,235
2,900	Medco Health Solutions, Inc. (a)	294,060
		3,614,981
	Hotels, Restaurants & Leisure — 0.5%
12,170	Darden Restaurants, Inc.	337,231
	Household Durables — 2.1%
5,550	Mohawk Industries, Inc. (a) (c)	412,920
6,160	Snap-On, Inc.	297,158
8,550	Stanley Works (The)	414,504
9,000	Tempur-Pedic International, Inc. (c)	233,730
6,550	Tupperware Brands Corp.	216,347
		1,574,659
	Household Products — 0.7%
4,625	Energizer Holdings, Inc. (a)	518,601
	Independent Power Producers & Energy Traders — 0.8%
14,380	Mirant Corp. (a)	560,532
	Industrial Conglomerates — 0.8%
10,450	McDermott International, Inc. (a)	616,864
	Insurance — 4.7%
7,000	Arch Capital Group Ltd. (Bermuda) (a)	492,450
13,250	Axis Capital Holdings Ltd. (Bermuda)	516,352
6,800	Endurance Specialty Holdings Ltd. (Bermuda)	283,764
3,900	Loews Corp.	196,326
8,850	Nationwide Financial Services, Inc.	398,338
5,900	Odyssey Re Holdings, Corp. (c)	216,589
3,150	PartnerRe Ltd. (Bermuda)	259,970
7,070	Philadelphia Consolidated Holding Co. (a)	278,205
8,100	RenaissanceRe Holdings Ltd. (Bermuda)	487,944
8,400	XL Capital Ltd., Class A (Bermuda)	422,604
		3,552,542
	Internet & Catalog Retail — 1.3%
17,050	Expedia, Inc. (a)	539,121
3,700	priceline.com, Inc. (a) (c)	424,982
		964,103
	IT Services — 2.1%
10,400	Accenture Ltd., Class A (Bermuda)	374,712
12,250	Hewitt Associates, Inc., Class A (a)	469,053
3,300	MasterCard, Inc., Class A	710,160
		1,553,925
	Leisure Equipment & Products — 0.6%
16,950	Hasbro, Inc.	433,581
	Life Sciences Tools & Services — 1.3%
8,190	Thermo Fisher Scientific, Inc. (a)	472,399
6,850	Waters Corp. (a)	541,630
		1,014,029
	Machinery — 5.8%
8,100	AGCO Corp. (a)	550,638
6,048	Cummins, Inc.	770,334
2,400	Deere & Co.	223,488
7,190	Eaton Corp.	697,070
3,750	Ingersoll-Rand Co., Ltd., Class A (Bermuda)	174,263
7,200	Kennametal, Inc.	272,592
12,330	Manitowoc Co., Inc. (The)	602,074

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — Continued
7,795	Parker Hannifin Corp.	587,041
4,500	SPX Corp.	462,825
		4,340,325
	Media — 2.6%
7,500	CBS Corp., Class B	204,375
5,900	DreamWorks Animation SKG, Inc., Class A (a)	150,686
8,700	Interactive Data Corp.	287,187
4,980	Meredith Corp.	273,800
8,050	Omnicom Group, Inc.	382,616
11,650	Regal Entertainment Group, Class A (c)	210,516
10,350	Viacom, Inc., Class B (a)	454,572
		1,963,752
	Metals & Mining — 3.4%
10,850	AK Steel Holding Corp. (a)	501,704
3,607	Freeport-McMoRan Copper & Gold, Inc.	369,501
3,600	Southern Copper Corp. (c)	378,468
8,470	Steel Dynamics, Inc.	504,558
6,330	United States Steel Corp.	765,360
		2,519,591
	Multi-Utilities — 2.8%
8,100	Alliant Energy Corp.	329,589
29,780	CenterPoint Energy, Inc.	510,131
11,500	DTE Energy Co.	505,540
13,200	MDU Resources Group, Inc.	364,452
4,100	Public Service Enterprise Group, Inc.	402,784
		2,112,496
	Multiline Retail — 0.7%
11,080	Big Lots, Inc. (a) (c)	177,169
12,050	Dollar Tree Stores, Inc. (a)	312,336
		489,505
	Office Electronics — 0.9%
41,870	Xerox Corp.	677,875
	Oil, Gas & Consumable Fuels — 7.3%
3,900	Apache Corp.	419,406
12,040	Frontier Oil Corp.	488,583
9,000	Hess Corp.	907,740
5,450	Holly Corp.	277,350
6,480	Marathon Oil Corp.	394,373
8,750	Murphy Oil Corp.	742,350
8,220	Noble Energy, Inc.	653,654
7,100	Sunoco, Inc.	514,324
10,810	Tesoro Corp.	515,637
5,566	Valero Energy Corp.	389,787
6,950	Western Refining, Inc. (c)	168,260
		5,471,464
	Personal Products — 0.7%
6,950	Herbalife Ltd. (Cayman Islands)	279,946
8,000	NBTY, Inc. (a)	219,200
		499,146
	Pharmaceuticals — 1.2%
7,400	Perrigo Co.	259,074
10,250	Sepracor, Inc. (a)	269,063
22,500	Warner Chilcott Ltd., Class A (Bermuda) (a)	398,925
		927,062
	Real Estate Investment Trusts (REITs) — 4.4%
7,900	AMB Property Corp.	454,724
29,550	Annaly Capital Management, Inc. (c)	537,219
11,850	General Growth Properties, Inc.	487,983
11,210	Hospitality Properties Trust	361,186
8,130	Nationwide Health Properties, Inc. (c)	255,038
11,430	ProLogis	724,433
10,950	Ventas, Inc.	495,488
		3,316,071
	Real Estate Management & Development — 0.4%
4,240	Jones Lang LaSalle, Inc.	301,718
	Road & Rail — 0.8%
8,000	Kansas City Southern Industries, Inc. (a) (c)	274,640
2,850	Union Pacific Corp.	358,017
		632,657
	Semiconductors & Semiconductor Equipment — 3.6%
17,650	Amkor Technology, Inc. (a)	150,555
14,900	Intersil Corp., Class A	364,752
11,665	Lam Research Corp. (a)	504,278
8,115	MEMC Electronic Materials, Inc. (a)	718,096
21,900	NVIDIA Corp. (a)	745,038
25,650	ON Semiconductor Corp. (a) (c)	227,772
		2,710,491
	Software — 4.0%
17,180	BMC Software, Inc. (a)	612,295
22,550	CA, Inc.	562,622
26,975	Cadence Design Systems, Inc. (a)	458,845
31,450	Compuware Corp. (a)	279,276
5,450	NAVTEQ Corp. (a)	412,020

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — Continued
9,600	Sybase, Inc. (a)	250,464
17,300	Synopsys, Inc. (a)	448,589
		3,024,111
	Specialty Retail — 2.4%
4,370	AutoZone, Inc. (a)	524,007
5,450	GameStop Corp., Class A (a)	338,499
5,550	Men’s Wearhouse, Inc.	149,739
16,150	RadioShack Corp.	272,289
8,520	Sherwin-Williams Co. (The)	494,501
		1,779,035
	Textiles, Apparel & Luxury Goods — 0.7%
7,150	CROCS, Inc. (a)	263,192
6,550	Fossil, Inc. (a)	274,969
		538,161
	Thrifts & Mortgage Finance — 1.0%
10,500	Astoria Financial Corp.	244,335
18,200	Hudson City Bancorp, Inc.	273,364
10,400	Washington Federal, Inc.	219,544
		737,243
	Tobacco — 1.7%
6,230	Loews Corp. - Carolina Group	531,419
2,410	Reynolds American, Inc. (c)	158,964
10,630	UST, Inc. (c)	582,524
		1,272,907
	Wireless Telecommunication Services — 0.7%
7,950	Telephone & Data Systems, Inc.	497,670
	Total Long-Term Investments (Cost $67,151,486)	74,301,596
Short-Term Investment — 0.7%
	Investment Company — 0.7%
545,217	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $545,217)	545,217

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 6.3%
Certificates of Deposit — 0.5%
400,000	Deutsche Bank AG, New York, FRN, 4.60%, 01/22/08	400,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Corporate Notes — 1.6%
400,000	American Express Credit Corp., FRN, 5.04%, 01/15/08	400,000
500,000	CDC Financial Production, Inc., FRN, 4.65%, 01/31/08	500,000
300,000	Citigroup Global Markets, Inc., FRN, 4.65%, 01/07/08	300,000
		1,200,000
	Repurchase Agreements — 4.2%
600,000	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $600,153, collateralized by U.S. Government Agency Mortgages	600,000
600,000	Barclays Capital., Inc., 4.75%, dated 12/31/07, due 01/02/08, repurchase price $600,158, collateralized by U.S. Government Agency Mortgages	600,000
729,454	Bear Stearns Cos., Inc., 4.50%, dated 12/31/07, due 01/02/08, repurchase price $729,636 collateralized by U.S. Government Agency Mortgages	729,454
600,000	Credit Suisse First Boston LLC, 4.51%, dated 12/31/07, due 01/02/08, repurchase price $600,150, collateralized by U.S. Government Agency Mortgages	600,000
600,000	Lehman Brothers, Inc., 4.49%, dated 12/31/07, due 01/02/08, repurchase price $600,150, collateralized by U.S. Government Agency Mortgages	600,000
		3,129,454
	Total Investments of Cash Collateral for Securities on Loan (Cost $4,729,454)	4,729,454
	Total Investments — 106.2% (Cost $72,426,157)	79,576,267
	Liabilities in Excess of Other Assets — (6.2)%	(4,662,523)
	NET ASSETS — 100.0%	$74,913,744

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

FRN—	Floating Rate Note. The interest rate shown is the rate in effect as of December 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   9

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2007

Intrepid Mid Cap Portfolio
ASSETS:
Investments in non-affiliates, at value	$79,031,050
Investments in affiliates, at value	545,217
Total investment securities, at value	79,576,267
Cash	1,194
Receivables:
Portfolio shares sold	168,789
Interest and dividends	76,350
Total Assets	79,822,600

LIABILITIES:
Payables:
Collateral for securities lending program	4,729,454
Portfolio shares redeemed	70,638
Accrued liabilities:
Investment advisory fees	36,688
Administration fees	6,348
Distribution fees	4
Custodian and accounting fees	8,105
Trustees’ and Chief Compliance Officer’s fees	517
Other	57,102
Total Liabilities	4,908,856
Net Assets	$74,913,744

NET ASSETS:
Paid in capital	$62,076,553
Accumulated undistributed (distributions in excess of) net investment income	338,931
Accumulated net realized gains (losses)	5,348,150
Net unrealized appreciation (depreciation)	7,150,110
Total Net Assets	$74,913,744

Net Assets:
Class 1	$74,896,887
Class 2	16,857
Total	$74,913,744

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):
Class 1	4,202,151
Class 2	948

Net asset value, offering and redemption price per share:
Class 1	$17.82
Class 2	17.78

Cost of investments in non-affiliates	$71,880,940
Cost of investments in affiliates	545,217
Market value of securities on loan	4,617,877

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

Intrepid Mid Cap Portfolio
INVESTMENT INCOME:
Dividend income	$1,002,156
Dividend income from affiliates (a)	46,521
Income from securities lending (net)	36,195
Total investment income	1,084,872

EXPENSES:
Investment advisory fees	537,381
Administration fees	81,968
Distribution fees — Class 2	44
Custodian and accounting fees	42,907
Interest expense	714
Professional fees	45,182
Trustees’ and Chief Compliance Officer’s fees	1,372
Printing and mailing costs	54,745
Transfer agent fees	8,050
Other	12,916
Total expenses	785,279
Less amounts waived	(40,194)
Less earnings credits	(262)
Net expenses	744,823
Net investment income (loss)	340,049

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	5,358,499
Change in net unrealized appreciation (depreciation) of investments	(3,076,957)
Net realized/unrealized gains (losses)	2,281,542
Change in net assets resulting from operations	$2,621,591

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   11

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Intrepid Mid Cap Portfolio
	Year Ended 12/31/2007	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$340,049	$518,025
Net realized gain (loss)	5,358,499	6,577,322
Change in net unrealized appreciation (depreciation)	(3,076,957)	2,245,808
Change in net assets resulting from operations	2,621,591	9,341,155

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(516,327)	(260,173)
From net realized gains	(6,544,494)	(11,481,092)

Class 2 (a)
From net investment income	(91)	—
From net realized gains	(1,337)	—
Total distributions to shareholders	(7,062,249)	(11,741,265)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,603,928	17,191,543

NET ASSETS:
Change in net assets	(2,836,730)	14,791,433
Beginning of period	77,750,474	62,959,041
End of period	$74,913,744	$77,750,474
Accumulated undistributed (distributions in excess of) net investment income	$338,931	$515,300

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$12,930,512	$19,428,458
Dividends and distributions reinvested	7,060,821	11,741,265
Cost of shares redeemed	(18,388,833)	(13,993,255)
Change in net assets from Class 1 capital transactions	$1,602,500	$17,176,468
Class 2 (a)
Proceeds from shares issued	$—	$15,075
Dividends and distributions reinvested	1,428	—
Change in net assets from Class 2 capital transactions	$1,428	$15,075

Total change in net assets from capital transactions	$1,603,928	$17,191,543

SHARE TRANSACTIONS:
Class 1
Issued	684,366	1,066,988
Reinvested	387,318	652,655
Redeemed	(981,499)	(752,911)
Change in Class 1 shares	90,185	966,732
Class 2 (a)
Issued	—	870
Reinvested	78	—
Change in Class 2 shares	78	870

(a)	Commencement of offering of class of shares effective August 16, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   13

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Class 1
Year Ended December 31, 2007	$18.90	$0.08	$0.50	$0.58	$(0.12)	$(1.54)	$(1.66)
Year Ended December 31, 2006	20.02	0.13	2.50	2.63	(0.08)	(3.67)	(3.75)
Year Ended December 31, 2005	17.70	0.08	2.85	2.93	(0.02)	(0.59)	(0.61)
Year Ended December 31, 2004	15.50	0.02	2.21	2.23	(0.03)	—	(0.03)
Year Ended December 31, 2003	11.91	0.03	3.59	3.62	(0.03)	—	(0.03)

Class 2
Year Ended December 31, 2007	18.89	0.03	0.50	0.53	(0.10)	(1.54)	(1.64)
August 16, 2006 (d) to December 31, 2006	17.33	0.05	1.51	1.56	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 17.82	2.87%	$74,897	0.90%	0.41%	0.95%	105%
18.90	14.12	77,734	0.92	0.75	1.02	136
20.02	17.10	62,959	0.95	0.43	0.98	151
17.70	14.42	60,397	0.93	0.14	0.94	98
15.50	30.44	59,207	0.94	0.24	0.98	79

17.78	2.60	17	1.15	0.16	1.20	105
18.89	9.00	16	1.14	0.80	1.25	136

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   15

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

Classes Offered
Intrepid Mid Cap Portfolio	Class 1 and Class 2

Class 2 Shares of the Portfolio commenced operations on August 16, 2006.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B. Repurchase Agreements — The Portfolio may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Portfolio requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Portfolio to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

C. Securities Lending — To generate additional income, the Portfolio may lend up to 33 1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Portfolio, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Portfolio receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Portfolio retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

borrower fee to the lending agent on behalf of the Portfolio. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the year ended December 31, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Portfolio or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2007, the Portfolio had securities with the following market values on loan, received the following collateral and for the year then ended, paid the following amounts to related party affiliates:

Market Value of Loaned Securities	Market Value of Collateral	Lending Agent Fees Paid
$4,617,877	$4,729,454	$2,871

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. Each class of shares bears its pro-rata portion of expenses attributable to the Portfolio, except that each class separately bears expenses related specifically to that class, such as distribution fees.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Portfolio’s financial statements.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2007, was $1,581.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The contractual expense limitation agreements were in effect for the year ended December 31, 2007. The expense limitation percentages in the table above are in place until at least April 30, 2008.

For the year ended December 31, 2007, the Advisor contractually waived fees for the Portfolio in the amount of $40,194. The Advisor does not expect the Portfolio to repay any such waived fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the year ended December 31, 2007, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$85,729,736	$90,147,399

During the year ended December 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$72,457,801	$10,644,371	$3,525,905	$7,118,466

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2007, was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$1,590,016	$5,472,233	$7,062,249

The tax character of distributions paid during the fiscal year ended December 31, 2006, was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$4,643,750	$7,097,515	$11,741,265

At December 31, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$933,276	$4,825,122	$7,118,466

The cumulative timing differences primarily consist of wash sale loss deferrals, deferred compensation and post-October loss deferrals.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2007, the Portfolio deferred to January 1, 2008 post October capital losses of $38,430.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   19

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Portfolio had no borrowings outstanding at December 31, 2007, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnification

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Insurance Trust and
Shareholders of JPMorgan Insurance Trust Intrepid Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (a portfolio of the JPMorgan Insurance Trust, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 13, 2008

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   21

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   23

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2007, and continued to hold your shares at the end of the reporting period, December 31, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Class 1
Actual	$1,000.00	$932.00	$4.38	0.90%
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class 2
Actual	1,000.00	930.90	5.60	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of the investment advisory agreement for JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (“Portfolio”) whose annual report is contained herein (an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each JPMorgan Fund (the “Funds”), including the Portfolio. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolio gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Portfolio’s Chief Compliance Officer had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Portfolio. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance is summarized below:

The Trustees noted the Portfolio’s performance in the third, second and third quintiles for the one, three and five year periods, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Portfolio’s advisory fees and expense ratios is summarized below:

The Trustees noted that the Portfolio’s net advisory fee was in the first quintile and the actual total expenses were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, considered the fees to be reasonable.

28   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007.

Dividends Received Deductions (DRD)

58.47% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the fiscal year ended December 31, 2007.

Long Term Capital Gain Designation — 15%

The Portfolio hereby designates $5,472,233 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2007.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   29

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2007.	AN-JPMITIMCP-1207

ANNUAL REPORT DECEMBER 31, 2007

JPMorgan

Insurance

Trust

JPMorgan Insurance Trust International Equity Portfolio
JPMorgan Insurance Trust Large Cap Value Portfolio
JPMorgan Insurance Trust Small Cap Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
This material must be preceded or accompanied by a current prospectus.

CONTENTS

President’s Letter	1
Portfolio Commentaries:
JPMorgan Insurance Trust International Equity Portfolio	2
JPMorgan Insurance Trust Large Cap Value Portfolio	4
JPMorgan Insurance Trust Small Cap Equity Portfolio	6
Schedules of Portfolio Investments	8
Financial Statements	18
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	30
Trustees	31
Officers	33
Schedule of Shareholder Expenses	34
Board Approval of Investment Advisory Agreements	35
Tax Letter	38

Investments in a Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Portfolio.

These Portfolios are intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from a Portfolio.

Prospective investors should refer to a Portfolio’s prospectus for a discussion of a Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 14, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for three of the JPMorgan Insurance Trust Portfolios. Inside, you’ll find information detailing the performance of the Portfolios for the 12 months ended December 31, 2007, along with reports from the portfolio managers.

“U.S. stocks encountered several roadblocks during 2007, but none were as significant as the weak housing market coupled with the sub-prime mortgage market meltdown and ensuing credit crisis.”

Challenges mount as year progresses

U.S. stocks encountered several roadblocks during 2007, but none were as significant as the weak housing market coupled with the sub-prime mortgage market meltdown and ensuing credit crisis. This triple threat gathered momentum in the second half of 2007, creating a high degree of market volatility for investors attempting to determine the identity of the holders of risky U.S. mortgage debt and gauge the extent of their losses.

Stocks rebounded in late August and September, as investors distanced themselves from the credit market’s woes and reaffirmed their confidence in the stock market’s longer-term fundamentals. In addition, a much-anticipated — and larger-than-expected — Federal Reserve (Fed) rate cut helped to inspire investors.

Nevertheless, the initial equity market optimism that followed the Fed’s 50-basis-point (bp) rate cut in September gave way to renewed risk aversion in the fourth quarter, as it became increasingly clear that more credit-related difficulties lay ahead. Volatility resurfaced in October, as poor earnings and weak economic data reignited fears about the repercussions of the summer’s credit crisis. Furthermore, several companies revealed large financial losses from sub-prime debt exposure. Additional Fed rate cuts in October and December of 25 bps each generated little enthusiasm among investors, who hoped for more aggressive Fed rate cuts.

Overseas markets outpace U.S. stocks

Overall, healthy economic growth, solid corporate profitability and, generally, contained inflation fueled strong global stock market gains for the 12-month period. The developed international markets, as measured by the MSCI EAFE Index, returned 11.17% for the year, compared to 5.49% for the S&P 500 Index, which is generally reflective of the performance of U.S. stocks. Emerging market stocks were the standout performers, with the MSCI Emerging Markets Index returning 39.2% for the year.

From a style perspective, U.S. large-cap growth stocks fared the best in the year’s challenging climate and, across the board, growth stocks outpaced their value counterparts. The Russell 1000 Growth Index posted a return of 11.81% for the 12 months, compared with –0.17% for the Russell 1000 Value Index. In the small-cap segment, the Russell 2000 Growth Index advanced 7.05%, and the Russell 2000 Value Index returned –9.78%.

Slower economy may be the price to pay

U.S. economic activity continued to show signs of slowing. Leading indicators have retreated sharply, with the December Institute for Supply Management (ISM) manufacturing report being the most dramatic. The headline ISM measure fell from 50.8 to 47.7, indicating a rapid deceleration in manufacturing activity to come, but not necessarily a looming recession.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   1

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	September 15, 2006
Fiscal Year End	December 31
Net Assets as of 12/31/2007	$6,007,867
Primary Benchmark	MSCI EAFE Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust International Equity Portfolio, which seeks to provide high total return from a portfolio of equity securities of foreign companies,* returned 9.80%** (Class 2 Shares) for the 12 months ended December 31, 2007, compared to the 11.17% return for the MSCI EAFE Index over the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark during the reporting period. At the regional level, holdings in Europe ex-U.K. and in the Pacific ex-Japan weighed on relative performance, while exposure to the emerging markets and Japan contributed to performance. Sector-wise, financials and healthcare hurt overall returns, while energy and materials contributed to performance.

From a stock level, Wolseley plc, a U.K. distributor of plumbing and heating equipment, was a major detractor, as its U.S. division suffered due to the housing woes since the company derives over half of its revenues from the U.S. There are also concerns that ongoing interest rate hikes in the U.K. would be detrimental to the company, as its debt levels jumped following last year’s purchase of DT Group. The U.K. bank Barclays Capital also detracted from performance. Its shares were weighed down by concerns over exposure to the U.S. sub-prime mortgage lending crisis, the potential for spill-over into the commercial mortgage market and the possibility of write-downs on subprime-linked securities in 2008.

On a positive note, Brazilian oil and gas company Petrobras, was a strong performer following the announcement of a series of potentially sizeable discoveries. Shares reflected the strength in crude oil and the company’s continued success of its exploration program. The crude oil market remained buoyant throughout the year as geopolitical tensions coupled with strong demand to perpetuate perceptions of market tightness. Shares of Companhia Vale do Rio Doce (CVRD), a Brazilian diversified mineral company, also contributed to returns as the market became increasingly focused on news about an early positive settlement of iron ore price negotiations. Elsewhere, the Portfolio’s modest exposure to emerging market equities was beneficial to performance during the reporting period.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio focuses on stock selection to build a diversified portfolio of international equities demonstrating attractive earnings growth prospects at reasonable valuations. We seek to identify large-cap, high-quality companies with robust growth profiles. We define quality companies as those with high returns on equity, sustainable earnings and healthy balance sheets. Overall, we continue to believe equities are attractively valued. We maintain a preference for Europe, although we remain aware of housing market concerns and the high level of the euro, which has placed competitive pressures on exporting companies. We still find Japanese equities attractive, particularly because they seem to have depressed valuation levels relative to their global peers. We remain focused on large-cap securities, reflecting the relative attractiveness of their valuations, and continue to view many emerging market opportunities as fully valued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Total S.A. (France)	4.0%
2.	ENI S.p.A. (Italy)	2.9
3.	Vodafone Group plc (United Kingdom)	2.7
4.	HSBC Holdings plc (United Kingdom)	2.6
5.	Nokia OYJ (Finland)	2.3
6.	Siemens AG (Germany)	2.3
7.	Tesco plc (United Kingdom)	2.2
8.	E.ON AG (Germany)	2.2
9.	GlaxoSmithKline plc (United Kingdom)	2.0
10.	Standard Chartered plc (United Kingdom)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	23.9%
Japan	17.9
France	13.7
Switzerland	11.3
Germany	8.8
Italy	5.1
Netherlands	4.8
Brazil	3.4
Finland	2.3
Australia	2.1
Spain	1.8
Belgium	1.6
Hong Kong	1.1
Other (less than 1.0%)	2.2

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments as of December 31, 2007. The Portfolio’s composition is subject to change.

2   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
INTERNATIONAL EQUITY PORTFOLIO	9/15/2006	9.80%	15.28%

LIFE OF PORTFOLIO PERFORMANCE (9/15/06 TO 12/31/07)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual Funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on September 15, 2006.

The graph illustrates comparative performance for $10,000 invested in the Class 2 Shares of the JPMorgan Insurance Trust International Equity Portfolio, MSCI EAFE Index and the Lipper Variable Underlying Funds International Core Funds Index from September 15, 2006 (September 30, 2006 for the indices) to December 31, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds International Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged index and is a representation (or model) of the performance of the world’s equity markets, excluding the U.S. and Canada. The Lipper Variable Underlying Funds International Core Funds Index is an index based on total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

Since the Portfolio’s inception, the Portfolio has not experienced any shareholder purchase and sale activity. If such shareholder activity had occurred, the Portfolio’s performance may have been impacted.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of non-diversified “regional” investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   3

JPMorgan Insurance Trust Large Cap Value Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	September 15, 2006
Fiscal Year End	December 31
Net Assets as of 12/31/2007	$3,234,909
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Large Cap Value Portfolio, which seeks to provide long-term capital appreciation,* returned –1.52%** (Class 2 Shares) for the 12 months ended December 31, 2007, compared with –0.17% for the Russell 1000 Value Index during the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark for the period due primarily to stock selection in the insurance, financials and utilities sectors. A top detractor from performance was MGIC Investment Corp., a mortgage insurance provider whose shares plunged when the company announced disappointing second-quarter earnings resulting from accelerating credit losses in a few key states. In addition, its subsidiary, C-Bass, was caught in the liquidity crunch brought on by the sub-prime mortgage crisis. Furthermore, issues with C-Bass forced the termination of its merger with Radian. Ambac Financial Group, Inc., a bond insurer, also detracted from performance due to continued credit market turmoil and concerns regarding its exposure to sub-prime mortgages. Its shares declined further when the company announced mark-to-market losses in its credit derivative portfolio.

Contributing to returns was stock selection in the information technology, consumer staples and basic materials sectors. A contributor to the Portfolio’s performance was internet broker TD AMERITRADE Holding Corp. Shares rose from a combination of healthy account activity levels and an increased market share. Also contributing to performance was Canadian aluminum producer, Alcan Inc., which benefited from a worldwide tightening in aluminum supply and rapid growth in Asia. The company announced a $7 billion joint venture with Saudi Arabia’s Ma’aden mining company. In addition, Alcan’s stock rose throughout the period on Alcoa’s hostile bid for Alcan, and Alcan ultimately accepted a counter offer from Rio Tinto.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	Stock selection is the primary driver of excess returns for the Portfolio. Sector selection is relatively constrained; however, within broad sectors, the portfolio management team established positions in companies that reflected broader themes. In transportation, one of the larger sector overweight positions, the team maintained a constructive view on railroads. Railroad companies have benefited from both domestic and global expansion and the resulting flow of goods. The team believes this sector is experiencing a secular rebirth after decades of under-investment and low returns on capital. Alternatively, real estate investment trusts (REIT) remained one of the Portfolio’s largest underweight positions. We continue to be concerned that credit issues could spread to commercial loans; rising cost of debt could put upward pressure on yields and long-term-return expectations; and capitalization rates on underlying real property portfolios may increase, sending values downward, justifying the more than 30% drop in the U.S. REIT market since early 2007.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.3%
2.	Verizon Communications, Inc.	4.5
3.	General Electric Co.	3.5
4.	Bank of America Corp.	3.4
5.	Procter & Gamble Co.	3.2
6.	Citigroup, Inc.	2.6
7.	Genworth Financial, Inc., Class A	2.4
8.	ConocoPhillips	2.3
9.	Freddie Mac	2.1
10.	Chevron Corp.	1.7

PORTFOLIO COMPOSITION BY SECTOR***

Financials	26.8%
Energy	14.1
Industrials	10.6
Consumer Staples	8.2
Health Care	7.3
Consumer Discretionary	7.1
Utilities	6.9
Information Technology	6.1
Telecommunication Services	5.4
Materials	4.4
Short-Term Investment	3.1

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments as of December 31, 2007. The Portfolio’s composition is subject to change.

4   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
LARGE CAP VALUE PORTFOLIO	9/15/2006	(1.52)%	5.97%

LIFE OF PORTFOLIO PERFORMANCE (9/15/06 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on September 15, 2006.

The graph illustrates comparative performance for $10,000 invested in the Class 2 Shares of the JPMorgan Insurance Trust Large Cap Value Portfolio, Russell 1000 Value Index and the Lipper Variable Underlying Funds Large Cap Value Funds Index from September 15, 2006 (September 30, 2006 for the indices) to December 31, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Large Cap Value Funds Index is an index based on total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Since the Portfolio’s inception, the Portfolio has not experienced any shareholder purchase and sale activity. If such shareholder activity had occurred, the Portfolio’s performance may have been impacted.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   5

JPMorgan Insurance Trust Small Cap Equity Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	September 15, 2006
Fiscal Year End	December 31
Net Assets as of 12/31/2007	$3,019,020
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Insurance Trust Small Cap Equity Portfolio, which seeks capital growth over the long term,* returned –6.10%** for the 12 months ended December 31, 2007, compared with the –1.57% return for the Russell 2000 Index during the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark as stock selection in the consumer cyclical and systems hardware sectors hindered results. In addition, major detractors included tobacco company Alliance One International, Inc., whose stock declined following a disappointing tobacco crop. Another detractor was LCA-Vision Inc., a chain of laser vision correction centers. The stock disappointed when sales volume for the LASIK vision correction procedure failed to meet expectations.

The cyclical industrial and financials sectors contributed positively to the Portfolio’s performance. Individual stock contributors included Terra Industries Inc., an agricultural chemicals maker, and TransDigm Group, Inc., an aerospace parts maker. Shares of Terra benefited from increased fertilizer prices, which resulted from global food demand and ethanol subsidies. Terra was attractive because of its compelling valuation and effective deployment of capital. TransDigm stock rose after the company raised guidance due to strong trends in the aftermarket parts business. The Portfolio held TransDigm because of its effective deployment of capital and high quality earnings.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The portfolio managers employ a disciplined quantitative ranking methodology to identify companies in each sector that exhibit quality earnings and have the ability to effectively deploy capital while the stock trades at attractive valuations. The managers’ ongoing, in-depth fundamental research ensures that the companies continue to meet their original investment thesis. Sophisticated trading techniques ensure that the trades are executed in a cost-effective manner.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Terra Industries, Inc.	1.6%
2.	BMC Software, Inc.	1.6
3.	Nicor, Inc.	1.5
4.	Plains Exploration & Production Co.	1.4
5.	Mentor Corp.	1.3
6.	Aspen Technology, Inc.	1.3
7.	Methode Electronics, Inc.	1.3
8.	Teleflex, Inc.	1.2
9.	Emulex Corp.	1.2
10.	Invacare Corp.	1.2

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	20.1%
Financials	18.9
Health Care	16.5
Consumer Discretionary	13.0
Industrials	11.0
Materials	6.4
Energy	5.7
Utilities	2.8
Consumer Staples	2.1
Telecommunication Services	1.4
Short-Term Investment	2.1

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments as of December 31, 2007. The Portfolio’s composition is subject to change.

6   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE	1 YEAR	SINCE INCEPTION
SMALL CAP EQUITY PORTFOLIO	9/15/2006	(6.10)%	0.46%

LIFE OF PORTFOLIO PERFORMANCE (9/15/06 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on September 15, 2006.

The graph illustrates comparative performance for $10,000 invested in the Class 2 Shares of the JPMorgan Insurance Trust Small Cap Equity Portfolio, Russell 2000 Index and the Lipper Variable Underlying Funds Small Cap Core Funds Index from September 15, 2006 (September 30, 2006 for the indices) to December 31, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Small Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Since the Portfolio’s inception, the Portfolio has not experienced any shareholder purchase and sale activity. If such shareholder activity had occurred, the Portfolio’s performance may have been impacted.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   7

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.5% (l)
	Common Stocks — 98.5%
	Australia — 2.1%
2,980	BHP Billiton Ltd.	104,175
194	Rio Tinto Ltd.	22,569
		126,744
	Belgium — 1.5%
1,900	Dexia S.A.	47,704
1,700	Fortis	44,633
		92,337
	Brazil — 3.4%
2,948	Companhia Vale do Rio Doce ADR	96,311
930	Petroleo Brasileiro S.A. ADR	107,173
		203,484
	Egypt — 0.2%
69	Orascom Construction Industries GDR	14,315
	Finland — 2.3%
3,600	Nokia OYJ	138,302
	France — 13.5%
700	Accor S.A.	55,958
2,700	AXA S.A.	107,646
900	BNP Paribas	97,650
550	Compagnie de Saint-Gobain	51,831
500	Imerys S.A.	41,167
490	Lafarge S.A.	88,978
275	Pernod-Ricard S.A.	63,465
767	Sanofi-Aventis	70,211
2,850	Total S.A.	235,981
		812,887
	Germany — 8.7%
400	BASF AG	59,229
1,900	Deutsche Post AG	64,685
602	E.ON AG	127,999
300	Linde AG	39,768
1,300	SAP AG	67,085
841	Siemens AG	133,180
1,060	Symrise AG (a)	29,460
		521,406
	Greece — 0.6%
927	Piraeus Bank S.A.	36,057
	Hong Kong — 1.1%
4,300	Esprit Holdings Ltd.	63,319
	Italy — 5.0%
4,700	ENI S.p.A.	171,533
7,200	Intesa Sanpaolo S.p.A.	56,661
8,700	UniCredito Italiano S.p.A.	71,561
		299,755
	Japan — 17.7%
1,400	Astellas Pharma, Inc.	60,719
1,300	Canon, Inc.	59,497
900	Daikin Industries Ltd.	50,198
5	East Japan Railway Co.	41,128
200	Hirose Electric Co., Ltd.	22,952
1,800	Honda Motor Co., Ltd.	59,463
6	Japan Tobacco, Inc.	35,477
1,000	Komatsu Ltd.	26,819
3,400	Mitsubishi Corp.	92,020
8,000	Mitsubishi UFJ Financial Group, Inc.	75,439
2,000	Mitsui Fudosan Co., Ltd.	43,133
6	Mizuho Financial Group, Inc.	28,581
800	Nidec Corp.	57,802
3,900	Nissan Motor Co., Ltd.	42,566
700	Nitto Denko Corp.	36,790
1,500	Nomura Holdings, Inc.	25,132
1,000	Seven & I Holdings Co., Ltd.	29,053
700	Shin-Etsu Chemical Co., Ltd.	43,534
300	SMC Corp.	35,689
1,400	Sony Corp.	76,276
4,300	Sumitomo Corp.	60,163
8	Sumitomo Mitsui Financial Group, Inc.	59,202
		1,061,633
	Mexico — 0.6%
900	Fomento Economico Mexicano S.A.B. de C.V. ADR	34,353
	Netherlands — 4.7%
2,210	ING Groep N.V. CVA	86,113
1,500	Koninklijke Philips Electronics N.V.	64,275
3,300	Reed Elsevier N.V.	65,490
2,100	Wolters Kluwer N.V.	69,080
		284,958
	Spain — 1.8%
3,100	Banco Bilbao Vizcaya Argentaria S.A.	75,467
500	Inditex S.A.	30,255
		105,722
	Switzerland — 11.1%
3,100	ABB Ltd.	89,379
800	Adecco S.A.	43,004

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Switzerland — Continued
700	Holcim Ltd.	74,620
241	Nestle S.A.	110,665
1,900	Novartis AG	103,906
500	Roche Holding AG	86,433
2,200	UBS AG	101,437
200	Zurich Financial Services AG	58,697
		668,141
	Taiwan — 0.7%
4,114	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	40,975
	United Kingdom — 23.5%
8,400	Barclays plc	84,834
4,323	BG Group plc	99,185
1,850	British Land Co. plc	34,692
3,189	Burberry Group plc	36,043
6,000	Centrica plc	42,739
4,600	GlaxoSmithKline plc	116,824
9,200	HSBC Holdings plc	154,690
5,055	ICAP plc	72,846
10,292	Kingfisher plc	29,513
3,850	Man Group plc	43,704
200	Rio Tinto plc	21,049
910	Schroders plc	23,348
5,500	Smith & Nephew plc	63,101
3,200	Standard Chartered plc	116,789
13,582	Tesco plc	129,199
42,637	Vodafone Group plc	160,056
9,000	Wm Morrison Supermarkets plc	57,502
3,500	Wolseley plc	51,457
5,800	WPP Group plc	74,304
		1,411,875
	Total Investments — 98.5% (Cost $5,123,302)	5,916,263
	Other Assets In Excess of Liabilities — 1.5%	91,604
	NET ASSETS — 100.0%	$6,007,867

Percentages indicated are based on net assets.

Summary of Investments by Industry, December 31, 2007

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	Percentage
Commercial Banks	15.3%
Oil, Gas & Consumable Fuels	10.4
Pharmaceuticals	7.4
Capital Markets	4.5
Metals & Mining	4.1
Food & Staples Retailing	3.6
Media	3.5
Chemicals	3.5
Construction Materials	3.5
Trading Companies & Distributors	3.4
Industrial Conglomerates	3.3
Insurance	2.8
Wireless Telecommunication Services	2.7
Communications Equipment	2.3
Diversified Financial Services	2.2
Electric Utilities	2.2
Specialty Retail	2.1
Food Products	1.9
Automobiles	1.7
Building Products	1.7
Beverages	1.7
Electrical Equipment	1.5
Electronic Equipment & Instruments	1.4
Household Durables	1.3
Software	1.1
Air Freight & Logistics	1.1
Health Care Equipment & Suppliers	1.1
Machinery	1.1
Office Electronics	1.0
Hotels Restaurants & Leisure	1.0
Other (less than 1.0%)	5.6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   9

JPMorgan Insurance Trust Large Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.9%
	Common Stocks — 97.9%
	Aerospace & Defense — 1.4%
795	Spirit AeroSystems Holdings, Inc., Class A (a)	27,427
220	United Technologies Corp.	16,839
		44,266
	Auto Components — 0.5%
775	TRW Automotive Holdings Corp. (a)	16,198
	Beverages — 0.5%
640	Constellation Brands, Inc., Class A (a)	15,130
	Capital Markets — 3.3%
280	Lazard Ltd., Class A (Bermuda)	11,391
355	Lehman Brothers Holdings, Inc.	23,231
310	Merrill Lynch & Co., Inc.	16,641
555	Morgan Stanley	29,476
1,272	TD AMERITRADE Holding Corp. (a)	25,516
		106,255
	Chemicals — 1.5%
920	Rohm & Haas Co.	48,824
	Commercial Banks — 4.1%
580	BB&T Corp.	17,789
895	Huntington Bancshares, Inc.	13,210
600	TCF Financial Corp.	10,758
400	U.S. Bancorp	12,696
1,285	Wachovia Corp.	48,868
1,020	Wells Fargo & Co.	30,794
		134,115
	Communications Equipment — 1.6%
1,265	Corning, Inc.	30,347
1,390	Motorola, Inc.	22,296
		52,643
	Computers & Peripherals — 0.4%
125	International Business Machines Corp.	13,513
	Consumer Finance — 1.0%
590	Capital One Financial Corp.	27,883
282	Discover Financial Services	4,253
		32,136
	Containers & Packaging — 0.6%
755	Pactiv Corp. (a)	20,106
	Diversified Financial Services — 6.5%
2,705	Bank of America Corp.	111,608
550	CIT Group, Inc.	13,217
2,925	Citigroup, Inc.	86,112
		210,937
	Diversified Telecommunication Services — 5.1%
390	AT&T, Inc.	16,208
3,390	Verizon Communications, Inc.	148,109
		164,317
	Electric Utilities — 4.1%
645	American Electric Power Co., Inc.	30,031
880	Edison International	46,965
400	FirstEnergy Corp.	28,936
1,520	Sierra Pacific Resources	25,810
		131,742
	Electronic Equipment & Instruments — 1.2%
425	Arrow Electronics, Inc. (a)	16,694
627	Tyco Electronics Ltd. (Bermuda)	23,281
		39,975
	Energy Equipment & Services — 0.8%
246	Halliburton Co.	9,326
580	Nabors Industries Ltd. (Bermuda) (a)	15,886
		25,212
	Food & Staples Retailing — 1.3%
1,270	Safeway, Inc.	43,447
	Food Products — 1.7%
365	General Mills, Inc.	20,805
1,020	Kraft Foods, Inc., Class A	33,283
		54,088
	Health Care Providers & Services — 1.1%
155	Cardinal Health, Inc.	8,951
295	WellPoint, Inc. (a)	25,881
		34,832
	Hotels, Restaurants & Leisure — 0.6%
460	Royal Caribbean Cruises Ltd.	19,522
	Household Products — 3.6%
165	Colgate-Palmolive Co.	12,864
1,410	Procter & Gamble Co.	103,522
		116,386
	Industrial Conglomerates — 4.2%
3,095	General Electric Co.	114,731
532	Tyco International Ltd. (Bermuda)	21,094
		135,825
	Insurance — 6.7%
490	AMBAC Financial Group, Inc.	12,627
610	American International Group, Inc.	35,563
150	Assurant, Inc.	10,035
350	Cincinnati Financial Corp.	13,839

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
3,055	Genworth Financial, Inc., Class A	77,750
400	Hartford Financial Services Group, Inc.	34,876
365	MetLife, Inc.	22,491
95	Prudential Financial, Inc.	8,839
		216,020
	Internet Software & Services — 0.7%
1,005	Yahoo!, Inc. (a)	23,376
	IT Services — 0.5%
710	Western Union Co. (The)	17,239
	Machinery — 2.7%
120	Caterpillar, Inc.	8,707
760	Dover Corp.	35,029
365	Joy Global, Inc.	24,024
520	Kennametal, Inc.	19,687
		87,447
	Media — 4.5%
1,010	Comcast Corp., Class A (a)	18,442
605	New York Times Co. (The), Class A	10,606
2,020	News Corp., Class A	41,390
505	R.H. Donnelley Corp. (a)	18,422
1,030	Time Warner Cable, Inc., Class A (a)	28,428
885	Walt Disney Co. (The)	28,568
		145,856
	Metals & Mining — 1.3%
345	Alcoa, Inc.	12,610
235	United States Steel Corp.	28,414
		41,024
	Multi-Utilities — 2.9%
1,830	CMS Energy Corp.	31,805
450	Consolidated Edison, Inc.	21,983
400	SCANA Corp.	16,860
990	Xcel Energy, Inc.	22,344
		92,992
	Multiline Retail — 0.5%
350	Kohl’s Corp. (a)	16,030
	Oil, Gas & Consumable Fuels — 13.5%
605	Chevron Corp.	56,465
865	ConocoPhillips	76,379
170	EOG Resources, Inc.	15,173
1,860	Exxon Mobil Corp.	174,263
500	Marathon Oil Corp.	30,430
645	Occidental Petroleum Corp.	49,659
130	Sunoco, Inc.	9,417
493	XTO Energy, Inc.	25,320
		437,106
	Paper & Forest Products — 1.0%
4,309	Domtar Corp. (Canada) (a)	33,136
	Pharmaceuticals — 6.3%
415	Abbott Laboratories	23,302
960	Merck & Co., Inc.	55,786
2,035	Pfizer, Inc.	46,256
1,650	Schering-Plough Corp.	43,956
365	Sepracor, Inc. (a)	9,581
560	Wyeth	24,746
		203,627
	Real Estate Investment Trusts (REITs) — 1.7%
130	Alexandria Real Estate Equities, Inc.	13,217
505	Apartment Investment & Management Co.	17,539
320	Public Storage, Inc.	23,491
		54,247
	Road & Rail — 2.4%
255	Burlington Northern Santa Fe Corp.	21,223
765	Hertz Global Holdings, Inc. (a)	12,156
900	Norfolk Southern Corp.	45,396
		78,775
	Semiconductors & Semiconductor Equipment — 0.6%
840	Xilinx, Inc.	18,371
	Software — 1.1%
460	Microsoft Corp.	16,376
1,165	Symantec Corp. (a)	18,803
		35,179
	Specialty Retail — 1.0%
250	Advance Auto Parts, Inc.	9,497
1,040	Staples, Inc.	23,993
		33,490
	Thrifts & Mortgage Finance — 3.8%
875	Countrywide Financial Corp.	7,822
455	Fannie Mae	18,191
2,015	Freddie Mac	68,651
1,200	MGIC Investment Corp.	26,916
		121,580
	Tobacco — 1.2%
505	Altria Group, Inc.	38,168

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   11

JPMorgan Insurance Trust Large Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 0.4%
915	Sprint Nextel Corp.	12,014
	Total Long-Term Investments (Cost $3,290,368)	3,165,146
Short-Term Investment — 3.1%
	Investment Company — 3.1%
100,697	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $100,697)	100,697
	Total Investments — 101.0% (Cost $3,391,065)	3,265,843
	Liabilities in Excess of Other Assets — (1.0)%	(30,934)
	NET ASSETS — 100.0%	$3,234,909

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

JPMorgan Insurance Trust Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.8%
	Common Stocks — 99.8%
	Aerospace & Defense — 1.2%
1,450	Orbital Sciences Corp. (a)	35,554
	Air Freight & Logistics — 0.8%
1,725	Pacer International, Inc.	25,185
	Airlines — 0.8%
1,050	Continental Airlines, Inc., Class B (a)	23,363
50	UAL Corp. (a)	1,783
		25,146
	Auto Components — 1.6%
1,000	Aftermarket Technology Corp. (a)	27,260
725	ArvinMeritor, Inc.	8,504
400	Drew Industries, Inc. (a)	10,960
		46,724
	Automobiles — 0.1%
475	Monaco Coach Corp.	4,218
	Biotechnology — 3.2%
375	Acadia Pharmaceuticals, Inc. (a)	4,151
125	Alexion Pharmaceuticals, Inc. (a)	9,379
300	Alkermes, Inc. (a)	4,677
350	Arena Pharmaceuticals, Inc. (a)	2,740
300	BioMarin Pharmaceuticals, Inc. (a)	10,620
50	Cephalon, Inc. (a)	3,588
125	Combinatorx, Inc. (a)	555
1,025	Human Genome Sciences, Inc. (a)	10,701
300	Keryx Biopharmaceuticals, Inc. (a)	2,520
25	Martek Biosciences Corp. (a)	740
150	Progenics Pharmaceuticals, Inc. (a)	2,710
325	Regeneron Pharmaceuticals, Inc. (a)	7,849
900	Savient Pharmaceuticals, Inc. (a)	20,673
25	Telik, Inc. (a)	87
150	United Therapeutics Corp. (a)	14,647
		95,637
	Capital Markets — 1.8%
225	Affiliated Managers Group, Inc. (a)	26,428
675	Federated Investors, Inc., Class B	27,783
200	LaBranche & Co., Inc. (a)	1,008
		55,219
	Chemicals — 3.2%
250	CF Industries Holdings, Inc.	27,515
825	Innospec, Inc. (United Kingdom)	14,157
375	Spartech Corp.	5,287
1,050	Terra Industries, Inc. (a)	50,148
		97,107
	Commercial Banks — 5.6%
150	1st Source Corp.	2,597
825	BancFirst Corp.	35,351
300	City Holding Co.	10,152
78	Commerce Bancshares, Inc.	3,499
75	FNB Corp.	1,742
1,050	Great Southern Bancorp, Inc.	23,058
525	Horizon Financial Corp.	9,156
50	Lakeland Financial Corp.	1,045
1,100	Simmons First National Corp., Class A	29,150
825	Suffolk Bancorp	25,336
375	Taylor Capital Group, Inc.	7,650
1,050	TCF Financial Corp.	18,827
525	W Holding Co., Inc.	635
		168,198
	Commercial Services & Supplies — 3.2%
775	Administaff, Inc.	21,917
375	Compx International, Inc.	5,483
525	Deluxe Corp.	17,267
2,500	Diamond Management & Technology Consultants, Inc.	18,175
50	Standard Parking Corp. (a)	2,424
2,575	Standard Register Co. (The)	30,024
100	Steelcase, Inc.	1,587
		96,877
	Communications Equipment — 2.6%
350	Adtran, Inc.	7,483
350	Avocent Corp. (a)	8,159
725	Black Box Corp.	26,223
250	CommScope, Inc. (a)	12,303
950	InterDigital, Inc. (a)	22,163
150	Tellabs, Inc. (a)	981
		77,312
	Computers & Peripherals — 1.8%
2,300	Emulex Corp. (a)	37,536
825	Imation Corp.	17,325
		54,861
	Construction & Engineering — 0.8%
1,025	EMCOR Group, Inc. (a)	24,221
	Construction Materials — 0.0% (g)
50	Headwaters, Inc. (a)	587
	Consumer Finance — 1.9%
1,975	AmeriCredit Corp. (a)	25,260
150	Credit Acceptance Corp. (a)	3,101

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   13

JPMorgan Insurance Trust Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Consumer Finance — Continued
675	Dollar Financial Corp. (a)	20,716
275	World Acceptance Corp. (a)	7,419
		56,496
	Containers & Packaging — 1.2%
4,750	Graphic Packaging Corp. (a)	17,528
1,675	Smurfit-Stone Container Corp. (a)	17,688
		35,216
	Diversified Consumer Services — 0.8%
625	Coinstar, Inc. (a)	17,594
200	Sotheby’s	7,620
		25,214
	Diversified Telecommunication Services — 0.9%
800	Citizens Communications Co.	10,184
900	Consolidated Communications Holdings, Inc.	17,910
		28,094
	Electric Utilities — 0.6%
375	El Paso Electric Co. (a)	9,589
300	Portland General Electric Co.	8,334
		17,923
	Electronic Equipment — 0.2%
350	LSI Industries, Inc.	6,370
	Electronic Equipment & Instruments — 4.0%
1,075	Coherent, Inc. (a)	26,950
2,350	Methode Electronics, Inc.	38,634
125	Mettler-Toledo International, Inc. (Switzerland) (a)	14,225
750	MTS Systems Corp.	32,002
4,425	Sanmina-SCI Corp. (a)	8,054
25	Tech Data Corp. (a)	943
		120,808
	Energy Equipment & Services — 2.0%
1,075	Global Industries Ltd. (a)	23,026
850	Grey Wolf, Inc. (a)	4,531
2,075	ION Geophysical Corp. (a)	32,743
		60,300
	Food & Staples Retailing — 0.7%
625	Nash Finch Co.	22,050
	Gas Utilities — 1.5%
1,100	Nicor, Inc.	46,585
	Health Care Equipment & Supplies — 3.9%
225	Advanced Medical Optics, Inc. (a)	5,519
300	Datascope Corp.	10,920
150	Hologic, Inc. (a)	10,296
1,450	Invacare Corp.	36,540
1,050	Mentor Corp.	41,055
350	Quidel Corp. (a)	6,814
350	Thoratec Corp. (a)	6,367
		117,511
	Health Care Providers & Services — 4.0%
600	Apria Healthcare Group, Inc. (a)	12,942
200	Chemed Corp.	11,176
100	Healthways, Inc. (a)	5,844
600	Landauer, Inc.	31,110
575	LCA-Vision, Inc.	11,483
675	Magellan Health Services, Inc. (a)	31,475
550	Medcath Corp. (a)	13,508
50	Sunrise Senior Living, Inc. (a)	1,534
		119,072
	Health Care Technology — 1.1%
275	MedAssets, Inc. (a)	6,584
1,550	Trizetto Group (a)	26,923
		33,507
	Hotels, Restaurants & Leisure — 2.1%
1,300	AFC Enterprises, Inc. (a)	14,716
3,375	Denny’s Corp. (a)	12,656
475	Domino’s Pizza, Inc.	6,284
825	Monarch Casino & Resort, Inc. (a)	19,866
400	Papa John’s International, Inc. (a)	9,080
		62,602
	Household Durables — 2.1%
1,425	American Greetings Corp., Class A	28,927
325	Blyth, Inc.	7,131
100	CSS Industries, Inc.	3,670
150	Helen of Troy Ltd. (Bermuda) (a)	2,571
675	Tupperware Brands Corp.	22,295
		64,594
	Industrial Conglomerates — 1.3%
600	Teleflex, Inc.	37,806
	Insurance — 3.3%
251	Argo Group International Holdings Ltd. (Bermuda) (a)	10,575
425	Aspen Insurance Holdings Ltd. (Bermuda)	12,257
75	Axis Capital Holdings Ltd. (Bermuda)	2,923
725	Conseco, Inc. (a)	9,106
425	Harleysville Group, Inc.	15,036

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
150	LandAmerica Financial Group, Inc.	5,017
275	Navigators Group, Inc. (a)	17,875
200	Odyssey Re Holdings Corp.	7,342
250	Platinum Underwriters Holdings Ltd. (Bermuda)	8,890
150	ProAssurance Corp. (a)	8,238
50	RenaissanceRe Holdings Ltd. (Bermuda)	3,012
		100,271
	Internet & Catalog Retail — 0.1%
25	priceline.com, Inc. (a)	2,872
	Internet Software & Services — 1.7%
250	AsiaInfo Holdings, Inc. (China) (a)	2,750
200	Chordiant Software, Inc. (a)	1,710
192	CMGI, Inc. (a)	2,513
100	Imergent, Inc.	1,059
1,450	SonicWALL, Inc. (a)	15,544
1,225	ValueClick, Inc. (a)	26,828
		50,404
	IT Services — 0.6%
150	Acxiom Corp.	1,760
250	CSG Systems International, Inc. (a)	3,680
203	Cybersource Corp. (a)	3,607
2,150	Unisys Corp. (a)	10,169
		19,216
	Leisure Equipment & Products — 1.4%
900	Hasbro, Inc.	23,022
375	JAKKS Pacific, Inc. (a)	8,854
1,250	Sturm Ruger & Co., Inc. (a)	10,350
		42,226
	Life Sciences Tools & Services — 2.1%
75	AMAG Pharmaceuticals, Inc. (a)	4,510
1,200	Exelixis, Inc. (a)	10,356
175	Illumina, Inc. (a)	10,370
175	Medivation, Inc. (a)	2,520
825	Nektar Therapeutics (a)	5,536
1,100	PerkinElmer, Inc.	28,622
		61,914
	Machinery — 2.3%
150	AGCO Corp. (a)	10,197
200	Freightcar America, Inc.	7,000
525	Nordson Corp.	30,429
650	Wabtec Corp.	22,386
		70,012
	Media — 1.1%
1,325	Charter Communications, Inc., Class A (a)	1,550
625	Cumulus Media, Inc., Class A (a)	5,025
500	Entercom Communications Corp., Class A	6,845
2,525	Sinclair Broadcast Group, Inc., Class A	20,731
		34,151
	Metals & Mining — 1.7%
225	Cleveland-Cliffs, Inc.	22,680
375	Quanex Corp.	19,462
175	Steel Dynamics, Inc.	10,425
		52,567
	Multi-Utilities — 0.8%
775	NorthWestern Corp.	22,863
	Multiline Retail — 1.2%
1,525	Big Lots, Inc. (a)	24,385
600	Saks, Inc. (a)	12,456
		36,841
	Oil, Gas & Consumable Fuels — 3.8%
350	Frontier Oil Corp.	14,203
250	Harvest Natural Resources, Inc. (a)	3,125
275	Mariner Energy, Inc. (a)	6,292
2,950	Meridian Resource Corp. (a)	5,339
775	Plains Exploration & Production Co. (a)	41,850
725	Stone Energy Corp. (a)	34,010
200	Swift Energy Co. (a)	8,806
		113,625
	Paper & Forest Products — 0.4%
875	Buckeye Technologies, Inc. (a)	10,938
	Personal Products — 0.2%
225	NBTY, Inc. (a)	6,165
	Pharmaceuticals — 2.6%
200	Adams Respiratory Therapeutics, Inc. (a)	11,948
175	Auxilium Pharmaceuticals, Inc. (a)	5,248
200	Barrier Therapeutics, Inc. (a)	788
325	Cardiome Pharma Corp. (Canada) (a)	2,899
600	Cypress Bioscience, Inc. (a)	6,618
225	MGI Pharma, Inc. (a)	9,119
400	Nastech Pharmaceutical Co., Inc. (a)	1,520
325	Pozen, Inc. (a)	3,900
250	Sucampo Pharmaceuticals, Inc., Class A (a)	4,585
275	ULURU, Inc. (a)	745
1,075	ViroPharma, Inc. (a)	8,536
825	Watson Pharmaceuticals, Inc. (a)	22,391
		78,297

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   15

JPMorgan Insurance Trust Small Cap Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — 5.1%
2,225	Anthracite Capital, Inc.	16,109
1,375	Cousins Properties, Inc.	30,387
150	Home Properties, Inc.	6,728
475	LTC Properties, Inc.	11,899
1,200	MFA Mortgage Investments, Inc.	11,100
50	Mid-America Apartment Communities, Inc.	2,138
175	Pennsylvania Real Estate Investment Trust	5,194
1,075	Ramco-Gershenson Properties Trust	22,973
300	Senior Housing Properties Trust	6,804
425	Strategic Hotel & Resorts, Inc.	7,110
1,550	Sunstone Hotel Investors, Inc.	28,349
100	Taubman Centers, Inc.	4,919
		153,710
	Road & Rail — 0.3%
250	Con-way, Inc.	10,385
	Semiconductors & Semiconductor Equipment — 3.7%
375	Amkor Technology, Inc. (a)	3,199
400	Asyst Technologies, Inc. (a)	1,304
300	Atmel Corp. (a)	1,296
1,950	Cirrus Logic, Inc. (a)	10,296
850	Credence Systems Corp. (a)	2,057
725	Cymer, Inc. (a)	28,224
100	Integrated Device Technology, Inc. (a)	1,131
4,475	LSI Corp. (a)	23,762
1,925	Micrel, Inc.	16,266
775	OmniVision Technologies, Inc. (a)	12,129
250	Semtech Corp. (a)	3,880
1,600	Silicon Storage Technology, Inc. (a)	4,784
125	Zoran Corp. (a)	2,814
		111,142
	Software — 6.1%
2,450	Aspen Technology, Inc. (a)	39,739
1,375	BMC Software, Inc. (a)	49,005
912	EPIQ Systems, Inc. (a)	15,878
450	eSpeed, Inc., Class A (a)	5,085
25	Fair Isaac Corp.	804
300	Magma Design Automation, Inc. (a)	3,663
200	MicroStrategy, Inc. (a)	19,020
275	Pegasystems, Inc.	3,281
75	SPSS, Inc. (a)	2,693
675	Sybase, Inc. (a)	17,611
1,050	Synopsys, Inc. (a)	27,226
		184,005
	Specialty Retail — 2.8%
225	Advance Auto Parts, Inc.	8,548
650	Barnes & Noble, Inc.	22,393
1,550	Collective Brands, Inc. (a)	26,954
1,775	Midas, Inc. (a)	26,021
		83,916
	Thrifts & Mortgage Finance — 1.6%
150	Centerline Holding Co.	1,143
500	Clayton Holdings, Inc. (a)	2,585
675	Corus Bankshares, Inc.	7,202
1,350	Federal Agricultural Mortgage Corp., Class C	35,532
275	Ocwen Financial Corp. (a)	1,524
		47,986
	Tobacco — 1.2%
5,050	Alliance One International, Inc. (a)	20,553
300	Universal Corp.	15,366
		35,919
	Trading Companies & Distributor — 0.2%
1,625	BlueLinx Holdings, Inc.	6,386
	Wireless Telecommunication Services — 0.5%
300	Rural Cellular Corp., Class A (a)	13,227
125	USA Mobility, Inc. (a)	1,788
		15,015
	Total Long-Term Investments (Cost $3,451,323)	3,011,820
Short-Term Investment — 2.1%
	Investment Company — 2.1%
64,074	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $64,074)	64,074
	Total Investments — 101.9% (Cost $3,515,397)	3,075,894
	Liabilities in Excess of Other Assets — (1.9)%	(56,874)
	NET ASSETS — 100.0%	$3,019,020

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

JPMorgan Insurance Trust

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)—	Amount rounds to less than 0.1%.

(l)—	All or a portion of these securities are reserved for current or potential holdings with the custodian for forward foreign currency contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ADR—	American Depositary Receipt

CVA—	Dutch Certification

GDR—	Global Depositary Receipt

The market value and percentage of the investments based on net assets that are fair valued under the fair valuation policy for international investments as described in Note 2A are as follows:

Portfolio	Market Value	Percentage
International Equity Portfolio	$5,623,135	93.6%

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   17

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007

	International Equity Portfolio	Large Cap Value Portfolio	Small Cap Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$5,916,263	$3,165,146	$3,011,820
Investments in affiliates, at value	—	100,697	64,074
Total investment securities, at value	5,916,263	3,265,843	3,075,894
Cash	102,440	—	7
Foreign currency, at value	31,403	—	—
Receivables:
Investment securities sold	—	18,572	—
Interest and dividends	7,431	6,311	5,833
Tax reclaims	7,228	—	—
Due from advisor	210	2,004	2,899
Total Assets	6,064,975	3,292,730	3,084,633

LIABILITIES:
Payables:
Investment securities purchased	2,243	7,973	15,205
Accrued liabilities:
Distribution fees	1,282	695	646
Custodian and accounting fees	4,367	5,638	5,149
Trustees’ and Chief Compliance Officer’s fees	30	18	17
Other	49,186	43,497	44,596
Total Liabilities	57,108	57,821	65,613
Net Assets	$6,007,867	$3,234,909	$3,019,020

NET ASSETS:
Paid in capital	$5,212,948	$3,357,811	$3,445,533
Accumulated undistributed (distributions in excess of) net investment income	(8)	(9)	(10)
Accumulated net realized gains (losses)	1,652	2,329	13,000
Net unrealized appreciation (depreciation)	793,275	(125,222)	(439,503)
Total Net Assets	$6,007,867	$3,234,909	$3,019,020
Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value):	346,754	225,186	236,132
Net asset value, offering and redemption price per share	$17.33	$14.37	$12.79

Cost of investments in non-affiliates	$5,123,302	$3,290,368	$3,451,323
Cost of investments in affiliates	—	100,697	64,074
Cost of foreign currency	31,550	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

	International Equity Portfolio	Large Cap Value Portfolio	Small Cap Equity Portfolio
INVESTMENT INCOME:
Dividend income	$148,464	$75,921	$49,320
Dividend income from affiliates (a)	—	4,326	5,738
Foreign taxes withheld	(12,449)	(31)	—
Interest income	2,235	—	—
Total investment income	138,250	80,216	55,058

EXPENSES:
Investment advisory fees	35,018	13,586	21,560
Administration fees	5,783	3,366	3,288
Distribution fees	14,591	8,491	8,292
Custodian and accounting fees	20,546	26,008	31,364
Professional fees	57,048	46,470	46,893
Trustees’ and Chief Compliance Officer’s fees	84	51	48
Printing and mailing costs	22,908	13,734	17,507
Transfer agent fees	2,230	2,010	2,344
Other	3,157	2,545	2,583
Total expenses	161,365	116,261	133,879
Less amounts waived	(40,801)	(16,952)	(24,848)
Less earnings credits	—	(20)	(50)
Less expense reimbursements	(45,859)	(64,304)	(66,525)
Net expenses	74,705	34,985	42,456
Net investment income (loss)	63,545	45,231	12,602

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	134,425	248,230	422,587
Foreign currency transactions	4,212	—	—
Net realized gain (loss)	138,637	248,230	422,587
Change in net unrealized appreciation (depreciation) of:
Investments	333,441	(342,928)	(630,054)
Foreign currency translations	213	—	—
Change in net unrealized appreciation (depreciation)	333,654	(342,928)	(630,054)
Net realized/unrealized gains (losses)	472,291	(94,698)	(207,467)
Change in net assets resulting from operations	$535,836	$(49,467)	$(194,865)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   19

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	International Equity Portfolio		Large Cap Value Portfolio
	Year Ended 12/31/2007	Period Ended 12/31/2006 (a)	Year Ended 12/31/2007	Period Ended 12/31/2006 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$63,545	$5,241	$45,231	$12,121
Net realized gain (loss)	138,637	7,119	248,230	54,499
Change in net unrealized appreciation (depreciation)	333,654	459,621	(342,928)	217,706
Change in net assets resulting from operations	535,836	471,981	(49,467)	284,326

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(76,887)	(11,207)	(43,839)	(18,166)
From net realized gains	(137,530)	(1,610)	(292,504)	(9,448)
Total distributions to shareholders	(214,417)	(12,817)	(336,343)	(27,614)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	—	5,000,050	—	3,000,050
Dividends and distributions reinvested	214,417	12,817	336,343	27,614
Change in net assets from capital transactions	214,417	5,012,867	336,343	3,027,664

NET ASSETS:
Change in net assets	535,836	5,472,031	(49,467)	3,284,376
Beginning of period	5,472,031	—	3,284,376	—
End of period	$6,007,867	$5,472,031	$3,234,909	$3,284,376
Accumulated undistributed (distributions in excess of) net investment income	$(8)	$8,808	$(9)	$151

SHARE TRANSACTIONS:
Issued	—	333,337	—	200,003
Reinvested	12,627	790	23,484	1,699
Change in shares	12,627	334,127	23,484	201,702

(a)	Commencement of operations was September 15, 2006.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

	Small Cap Equity Portfolio
	Year Ended 12/31/2007	Period Ended 12/31/2006 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,602	$1,809
Net realized gain (loss)	422,587	21,475
Change in net unrealized appreciation (depreciation)	(630,054)	190,551
Change in net assets resulting from operations	(194,865)	213,835

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(19,319)	(6,161)
From net realized gains	(422,618)	(7,724)
Total distributions to shareholders	(441,937)	(13,885)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	—	3,000,050
Dividends and distributions reinvested	441,937	13,885
Change in net assets from capital transactions	441,937	3,013,935

NET ASSETS:
Change in net assets	(194,865)	3,213,885
Beginning of period	3,213,885	—
End of period	$3,019,020	$3,213,885
Accumulated undistributed (distributions in excess of) net investment income	$(10)	$5,770

SHARE TRANSACTIONS:
Issued	—	200,003
Reinvested	35,261	868
Change in shares	35,261	200,871

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   21

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class 2

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
International Equity Portfolio
Year Ended December 31, 2007	$16.38	$0.19	$1.40	$1.59	$(0.23)	$(0.41)	$(0.64)
September 15, 2006(d) through December 31, 2006	15.00	0.02	1.40	1.42	(0.03)	(0.01)	(0.04)

Large Cap Value Portfolio
Year Ended December 31, 2007	16.28	0.20	(0.46)	(0.26)	(0.20)	(1.45)	(1.65)
September 15, 2006(d) through December 31, 2006	15.00	0.06	1.36	1.42	(0.09)	(0.05)	(0.14)

Small Cap Equity Portfolio
Year Ended December 31, 2007	16.00	0.05	(1.08)	(1.03)	(0.08)	(2.10)	(2.18)
September 15, 2006(d) through December 31, 2006	15.00	0.01	1.06	1.07	(0.03)	(0.04)	(0.07)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	Incurred a gain from an investment transaction error. Without this gain, the total return would have been 6.93%.

(f)	Due to the size of net assets and fixed expenses, rates may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)
$ 17.33	9.80%	$6,008	1.28%	1.09%	2.76%		16%
16.38	9.46	5,472	1.28	0.35	5.00	(f)	3

14.37	(1.46)	3,235	1.03	1.33	3.42		78
16.28	9.46	3,284	1.03	1.34	6.24	(f)	24

12.79	(6.03)	3,019	1.28	0.38	4.04		153
16.00	7.13 (e)	3,214	1.28	0.20	6.52	(f)	6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   23

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The following are 3 separate portfolios of the Trust (collectively, the “Portfolios”) covered by this report:

Class Offered
International Equity Portfolio	Class 2
Large Cap Value Portfolio	Class 2
Small Cap Equity Portfolio	Class 2

The Portfolios commenced operations on September 15, 2006.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolios.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolios are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolios apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Portfolio calculates its net asset value.

B.  Foreign Currency Translation — The books and records of the International Equity Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the International Equity Portfolio are presented at the foreign exchange rates and market values at the close of the period, the International Equity Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the International Equity Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

C.  Forward Foreign Currency Exchange Contracts — The International Equity Portfolio may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to

24   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

manage the International Equity Portfolio’s exposure to foreign currency exchange fluctuations. The International Equity Portfolio may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, generate gains to the International Equity Portfolio and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the International Equity Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the International Equity Portfolio’s basis in the contract. The International Equity Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of December 31, 2007, the International Equity Portfolio had no outstanding forward foreign currency exchange contracts.

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolios first learn of the dividend.

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E.  Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F.  Federal Income Taxes — Each Portfolio is treated as a separate taxable entity for Federal income tax purposes. Each Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolios are also segregated portfolios of assets for insurance purposes and intend to comply with the diversification requirements of Subchapter L of the Code.

G.  Foreign Taxes — The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are generally declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in- capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
International Equity Portfolio	$(314)	$4,526	$(4,212)
Large Cap Value Portfolio	—	(1,552)	1,552
Small Cap Equity Portfolio	(217)	937	(720)

The reclassifications for the Portfolios relate primarily to dividend reclassifications (Large Cap Value Portfolio and Small Cap Equity Portfolio), non-deductible expenses, (Small Cap Equity Portfolio and International Equity Portfolio) foreign currency gains (International Equity Portfolio), distributions from investments in REITs (Large Cap Value Portfolio) and investments in partnerships (Large Cap Value Portfolio).

I.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Portfolios’ financial statements.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   25

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolios’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolios. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Portfolio’s respective average daily net assets. The annual fee rate for each Portfolio is as follows:

International Equity Portfolio	0.60%
Large Cap Value Portfolio	0.40
Small Cap Equity Portfolio	0.65

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

The Portfolios may invest in one or more money market funds advised by the Advisor or their affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolios in an amount sufficient to offset any doubling up of these fees related to the Portfolios’ investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2007, were as follows:

Large Cap Value Portfolio	$31
Small Cap Equity Portfolio	41

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolios. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolios’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolios’ shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolios in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Portfolio shall pay distribution fees, including payments to the Distributor, at annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolios, provides portfolio custody and accounting services for the Portfolios. The amounts paid directly to JPMCB by the Portfolios for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Advisor and Administrator have contractually agreed to waive fees and/or reimburse the Portfolios to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolios’ respective average daily net assets as shown in the table below:

International Equity Portfolio	1.28%
Large Cap Value Portfolio	1.03
Small Cap Equity Portfolio	1.28

26   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

The contractual expense limitation agreements were in effect for the year ended December 31, 2007. The expense limitation percentages in the table above are in place until at least April 30, 2008.

For the year ended December 31, 2007, the Portfolios’ service providers waived fees and/or reimbursed expenses for each of the Portfolios as follows. None of these parties expects the Portfolios to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Total	Contractual Reimbursements
International Equity Portfolio	$35,018	$5,783	$40,801	$45,859
Large Cap Value Portfolio	13,586	3,366	16,952	64,304
Small Cap Equity Portfolio	21,560	3,288	24,848	66,525

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolios for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolios in accordance with federal securities regulations. Each Portfolio, along with other affiliated portfolios, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year, the Portfolios may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolios may use related party broker/dealers. For the year ended December 31, 2007, the Portfolios did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolios to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Equity Portfolio	$960,069	$934,399
Large Cap Value Portfolio	2,667,861	2,600,393
Small Cap Equity Portfolio	5,032,875	4,953,294

During the year ended December 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2007, were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
International Equity Portfolio	$5,123,302	$1,079,742	$286,781	$792,961
Large Cap Value Portfolio	3,395,142	255,537	384,836	(129,299)
Small Cap Equity Portfolio	3,522,308	200,301	646,715	(446,414)

For Large Cap Value Portfolio and Small Cap Equity Portfolio, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals. There is no difference between book and tax basis appreciation/depreciation on investments for International Equity Portfolio.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   27

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
International Equity Portfolio	$189,067	$25,350	$214,417
Large Cap Value Portfolio	336,343	—	336,343
Small Cap Equity Portfolio	440,046	1,891	441,937

The tax character of distributions paid during the period ended December 31, 2006 was as follows:

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
International Equity Portfolio	$12,817	$—	$12,817
Large Cap Value Portfolio	27,614	—	27,614
Small Cap Equity Portfolio	13,597	288	13,885

At December 31, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
International Equity Portfolio	$376	$1,436	$793,275
Large Cap Value Portfolio	1,284	5,121	(129,299)
Small Cap Equity Portfolio	19,259	653	(446,414)

For the Portfolios, the cumulative timing differences primarily consist of deferred compensation, wash sale loss deferrals (Large Cap Value Portfolio and Small Cap Equity Portfolio), and post October currency loss deferrals (International Equity Portfolio).

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolios’ next taxable year. For the period ended December 31, 2007, the International Equity Portfolio deferred to January 1, 2008 post October capital losses of $155.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolios. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Portfolios had no borrowings outstanding at December 31, 2007, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Portfolio that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss to be remote.

Each Portfolio’s shares are currently held by each Portfolio’s investment advisor. From time to time, the Portfolios may have a concentration of several other shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolios.

The International Equity Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the International Equity Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the

28   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of December 31, 2007, substantially all of the International Equity Portfolio’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of December 31, 2007, International Equity Portfolio invested approximately 23.9% of its total investments in issuers in the United Kingdom.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
JPMorgan Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Insurance Trust International Equity Portfolio, JPMorgan Insurance Trust Large Cap Value Portfolio and JPMorgan Insurance Trust Small Cap Equity Portfolio (each a portfolio of the JPMorgan Insurance Trust and hereafter referred to as the “Portfolios”) at December 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 13, 2008

30   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

TRUSTEES
(Unaudited)

The Portfolios’ Statement of Additional Information includes additional information about the Portfolios’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   31

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued) (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

32   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   33

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolios, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees and other Portfolio expenses. Because the Portfolios are a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolios at the beginning of the reporting period, July 1, 2007, and continued to hold your shares at the end of the reporting period, December 31, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
International Equity Portfolio
Actual	$1,000.00	$1,002.50	$6.46	1.28%
Hypothetical	1,000.00	1,018.75	6.51	1.28

Large Cap Value Portfolio
Actual	1,000.00	915.20	4.97	1.03
Hypothetical	1,000.00	1,020.01	5.24	1.03

Small Cap Equity Portfolio
Actual	1,000.00	863.10	6.01	1.28
Hypothetical	1,000.00	1,018.75	6.51	1.28

*	Expenses are equal to the Portfolios’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

34   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of each of the investment advisory agreements for the JPMorgan Insurance Trust International Equity Portfolio, JPMorgan Insurance Trust Large Cap Value Portfolio and JPMorgan Insurance Trust Small Cap Equity Portfolio (collectively, the “Portfolios”) whose annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each JPMorgan Fund (the “Funds”), including the Portfolios. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Portfolios and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Portfolio and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Portfolio by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Portfolio and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Portfolios gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Portfolio.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolios by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Portfolios. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   35

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolios. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Portfolio does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMF does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Portfolios’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolios had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Portfolios. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolios in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered performance data since inception in a report prepared by Management and relative expense information for Portfolios in a report prepared by Lipper. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Portfolio’s Universe Group. The Trustees reviewed each Portfolio’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant. The determinations made by the Trustees with respect to each Portfolio’s performance is summarized below:

The Trustees noted that the prospects for acceptable performance of the Portfolios each appeared strong based on both the team and investment approach proposed for each of the Portfolios. The Trustees discussed the performance and investment strategy of each Portfolio with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Portfolio. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included

36   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Portfolio’s advisory fees and expense ratios is summarized below:

The Trustees noted that the International Equity Portfolio’s net advisory fee was in the first quintile and the actual total expenses were in the fifth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Large Cap Value Portfolio’s net advisory fee was in the first quintile and the actual total expenses were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Small Cap Equity Portfolio’s net advisory fee was in the first quintile and the actual total expenses were in the fifth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Portfolio and, in light of this information, considered the fees to be reasonable.

DECEMBER 31, 2007        JPMORGAN INSURANCE TRUST   37

TAX LETTER
(Unaudited)

Certain tax information for the Portfolios is required to be provided to shareholders based upon the Portfolios’ income and distributions for the taxable year ended December 31, 2006. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the fiscal year ended December 31, 2007:

Dividend Received Deduction
Large Cap Value Portfolio	25.13%
Small Cap Equity Portfolio	10.29%

Long Term Capital Gain Designation — 15%

The following Portfolio hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2007:

15% Long-Term Capital Gain Distribution
International Equity Portfolio	$25,350
Small Cap Equity Portfolio	1,890

38   JPMORGAN INSURANCE TRUST        DECEMBER 31, 2007

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the portfolios.

This report is submitted for the general information of the shareholders of the Portfolios. It is not authorized for distribution to prospective investors in the Portfolios unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Portfolio’s policies and procedures with respect to the disclosure of each Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolios to the Advisor. A copy of the Portfolios’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolios’ website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolios’ proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2007.	AN-JPMIT3-1207

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES 2007 – $513,800 2006 – $426,100

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis) 2007 – $15,213,000 2006 – $9,775,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES 2007 – $71,520 2006 – $60,560

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2007 and 2006.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES 2007 – Not applicable 2006 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the

Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2007 – 0.00%

2006 – 100.00%*

* The number shown represents the percentage of services that were pre-approved. The percentage of services that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $19.9 million in 2007 and $21.6 million in 2006.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

March 6, 2008

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

March 6, 2008